UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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OCCIDENTAL PETROLEUM CORPORATION

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NOTICE OF 2014 ANNUAL MEETING

OCCIDENTAL PETROLEUM CORPORATION PROXY STATEMENT

Annual Meeting
Friday, May 2, 2014
Bravo Ballroom, Hotel Derek
2525 West Loop South, Houston, Texas

Meeting Hours
Registration 9:30 a.m.
Meeting 10:30 a.m.

Admission Ticket or Brokerage Statement Required

Letter to Stockholders from the Chairman of the Board and the President and Chief Executive Officer

DEAR

STOCKHOLDERS

On behalf of the Board of Directors, it is our pleasure to invite you to Occidental’s 2014 Annual Meeting of Stockholders, which will be held in Houston, Texas, May 2, 2014, at 10:30 a.m.

Before the meeting begins, there will be an opportunity to meet informally with members of Occidental’s management team. Enclosed are the Notice of Annual Meeting and the Proxy Statement, which provides the time and date of the meeting and describes in detail the matters on which you are being asked to vote. These matters include electing the directors, an advisory vote approving executive compensation, modifying the company’s certificate of incorporation to provide for written consent by stockholders, ratifying the selection of independent auditors, and transacting any other business that properly comes before the meeting, including any stockholder proposals.

Also enclosed are a Report to Stockholders, which discusses highlights of the year, and Occidental’s Annual Report on Form 10-K. As in the past, at the meeting there will be a report on operations and an opportunity for you to ask questions.

Whether you plan to attend the meeting or not, we encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

Sincerely,

Edward P. Djerejian	Stephen I. Chazen
Chairman of the Board	President and
Chief Executive Officer

Notice of Annual Meeting of Stockholders

2014

ANNUAL
MEETING

March 25, 2014

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Occidental’s 2014 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, May 2, 2014, in the Bravo Ballroom, Hotel Derek, 2525 West Loop South, Houston, Texas.

At the meeting, stockholders will act on the following matters and will consider all other matters properly brought before the meeting, including stockholder proposals:

Proposal 1:	Election of directors
Proposal 2:	One-year waiver of director age restriction for Edward P. Djerejian, an independent director
Proposal 3:	Advisory vote approving executive compensation
Proposal 4:	Ability of stockholders to act by written consent
Proposal 5:	Separation of the roles of Chairman of the Board and Chief Executive Officer
Proposal 6:	Ratification of selection of KPMG LLP as independent auditors
Proposals 7-10:	The Board of Directors knows of four stockholder proposals that may be presented

These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6; and AGAINST Proposals 7, 8, 9 and 10.

Stockholders of record at the close of business on March 13, 2014, are entitled to receive notice of, to attend and to vote at the meeting.

Whether you plan to attend or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to submit a proxy by mail, telephone or Internet. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

Sincerely,

Donald P. de Brier

Corporate Executive Vice President and Corporate Secretary
Occidental Petroleum Corporation
10889 Wilshire Boulevard
Los Angeles, CA 90024

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Proposal 1: Election of Directors

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to Occidental’s by-laws, directors are elected by the majority of votes cast with respect to such director, meaning that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Any director who receives a greater number of votes “against” his or her election than votes “for” in an uncontested election must tender his or her resignation. Unless accepted earlier by the Board of Directors, such resignation will become effective on October 31st of the year of the election.

Unless you specify differently on the proxy card, proxies received will be voted FOR Spencer Abraham, Howard I. Atkins, Eugene L. Batchelder, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Margaret M. Foran, Carlos M. Gutierrez, William R. Klesse, Avedick B. Poladian and Elisse B. Walter to serve for a one-year term ending at the 2015 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

The Board of Directors has determined that all directors, other than Mr. Chazen, meet the independence standards of Occidental’s Corporate Governance Policies and the New York Stock Exchange Listed Company Manual.

The following biographical information is furnished with respect to each of the nominees for election at the 2014 Annual Meeting, together with a discussion of each nominee’s experience, qualifications and attributes or skills that led to the conclusion that such person should serve as a director.

Descriptions of the responsibilities of the six standing Board committees follow the biographical information.

The Board of Directors recommends a vote FOR all of the nominees.

SPENCER ABRAHAM

Director since 2005

Vice Chairman of the Board

Committees: Chair of Management Succession and Talent Development Committee; Member of Corporate Governance, Nominating and Social Responsibility Committee; Environmental, Health and Safety Committee; and Executive Compensation Committee

Secretary Abraham, 61, is Chairman and Chief Executive Officer of The Abraham Group LLC, an international strategic consulting firm based in Washington, D.C. He is also the Chairman and Chief Executive Officer of Abraham & Roetzel LLC, a bipartisan government affairs and issue management firm. He represented Michigan in the United States Senate prior to President George W. Bush selecting him as the tenth Secretary of

Energy in U.S. history. During his tenure at the Energy Department from 2001 through January 2005, he developed policies and regulations to ensure the nation’s energy security, was responsible for the U.S. Strategic Petroleum Reserve, oversaw domestic oil and gas development policy and developed relationships with international governments, including members of the Organization of the Petroleum Exporting Countries. Secretary Abraham serves as a Director of PBF Energy Inc., where he serves on the Compensation and Nominating & Corporate Governance Committees, and NRG Energy, Inc., where he serves on the Compensation and Nuclear Oversight Committee, and as Chairman of the Advisory Boards of Lynx Global Realty Asset Fund Onshore LLC and Uranium Energy Corp. He was previously a Director of GenOn Energy, Inc. and a Director and a member of the Nominating and Governance and Compensation Committees of ICx Technologies. He also serves on the boards or advisory committees of Sindicatum Sustainable Resources and C3. Secretary Abraham is a member of the Advisory Board of the Churchill Center. He holds a Juris Doctor degree from Harvard Law School and is the author of, “Lights Out!: Ten Myths About (and Real Solutions to) America’s Energy Crisis.”

Qualifications: Secretary Abraham’s nearly two decades at the highest levels of domestic and international policy and politics shape the insights he brings to Occidental’s Board of Directors. As a former U.S. Senator and former U.S. Secretary of Energy who directed all aspects of the country’s energy strategy, Secretary Abraham provides the Board unique insight into public policy and energy-related issues. In addition, Secretary Abraham is a Harvard-educated attorney who, while directing the Energy Department, oversaw a budget of nearly $24 billion (FY 2005) and was responsible for the management of senior department personnel. Secretary Abraham’s legal training, and his government service managing complex policy, personnel and strategic issues provide Occidental with exceptional knowledge and perspective in the areas of health, environment and safety, strategy and policy, personnel management and community relations.

HOWARD I. ATKINS

Director since 2010

Committees: Chair of Finance and Risk Management Committee; Member of Audit Committee; Executive Compensation Committee; and Management Succession and Talent Development Committee

Mr. Atkins, 63, retired as the Senior Executive Vice President and Chief Financial Officer of Wells Fargo & Company, where he was responsible for Wells Fargo’s financial management functions, investment portfolios and corporate properties functions from 2001 to 2011. A 37-year veteran of the financial services industry, Mr. Atkins previously served as Executive Vice President and

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Chief Financial Officer of New York Life Insurance Company, Chief Financial Officer of Midlantic Corporation and Corporate Treasurer of Chase Manhattan Bank. Mr. Atkins serves on the Board of Directors of Ingram Micro Inc. where he is a member of the Audit Committee and the Human Resources Committee.

Qualifications: With his experience as Chief Financial Officer of Wells Fargo, one of the largest banking institutions in the United States, Mr. Atkins brings to the Board a deep understanding of financial oversight and accountability. In his nearly four decades in the financial services industry, Mr. Atkins has had responsibilities in the areas of financial reporting, tax management, asset-liability management, treasury, corporate development, investor relations and mergers and acquisitions. This experience provides the Board insight into financial management and analysis. Mr. Atkins’ financial acumen, combined with his senior management expertise provides the Board valuable perspective in helping to guide the fiscal management policies that further Occidental’s strategic business goals.

EUGENE L. BATCHELDER Director since 2013 Committees: Member of Audit Committee; and Management Succession and Talent Development Committee

Mr. Batchelder, 66, retired as the Senior Vice President and Chief Administrative Officer at ConocoPhillips, an integrated global energy company. In this role, from 2009 until his retirement in 2012, he was responsible for global shared services, human resources, facilities, information technology, security, aviation, executive services, and corporate affairs, which included investor relations, corporate communications and contributions. Mr. Batchelder served as Senior Vice President and Chief Information Officer of ConocoPhillips from 2002 to 2009. Prior to the merger of Conoco and Phillips Petroleum in 2002, Mr. Batchelder was promoted to increasingly senior positions within Phillips Petroleum companies, including information technology and financial management positions. Mr. Batchelder is a past trustee and current governor of the Oklahoma State University Foundation and past president and board member of the Oklahoma State University Alumni Association. Mr. Batchelder holds a bachelor’s degree in Accounting from Oklahoma State University, is a certified public accountant and a member of the American Institute of Public Accountants.

Qualifications: With more than 40 years of experience in the energy industry, including two decades in senior executive management, Mr. Batchelder brings an in-depth understanding of key corporate issues, including financial management and information technology. Mr. Batchelder also has insight into human resources, including executive management succession planning and compensation and benefits.

STEPHEN I. CHAZEN Director since 2010

Mr. Chazen, 67, became President and Chief Executive Officer of Occidental Petroleum Corporation in May 2011. Mr. Chazen served as President and Chief Operating Officer from 2010 to 2011 and as President and Chief Financial Officer from 2007 to 2010. Prior to being named President and Chief Financial Officer, Mr. Chazen was Chief Financial Officer and Senior Executive Vice President from 2004 to 2007, Chief Financial Officer and Executive Vice President-Corporate Development from 1999 to 2004, and Executive Vice President-Corporate Development from 1994 to 1999. Prior to joining Occidental, Mr. Chazen was a Managing Director in Corporate Finance and Mergers and Acquisitions at Merrill Lynch. Mr. Chazen is a Director of Ecolab Inc. He was previously a member of the Board of Directors of Washington Mutual, Inc. Mr. Chazen is Chairman of the American Petroleum Institute’s Board of Directors and serves on the Boards of Aquarium of the Pacific and Catalina Island Conservancy. Mr. Chazen holds a Ph.D. in Geology from Michigan State University, a master’s degree in Finance from the University of Houston and a bachelor’s degree in Geology from Rutgers College.

Qualifications: Mr. Chazen, as Chief Executive Officer, is responsible for all operations, the financial management of the company and for creating and implementing the company’s strategy. Since joining Occidental, he has recommended and implemented the company’s acquisition and divestiture strategy, which has been a key factor in Occidental’s transformation into a major oil and gas company. Additionally, Mr. Chazen has been a successful executive in the financial services industry. This financial and management expertise, coupled with his more than thirty years of experience in the oil and gas industry, demonstrate the valuable expertise and perspective that he brings to the Board.

EDWARD P. DJEREJIAN Director since 1996 Chairman of the Board Committees: Member of Corporate Governance, Nominating and Social Responsibility Committee

Ambassador Djerejian, 75, served in the U.S. Foreign Service for eight presidents, from John F. Kennedy to William J. Clinton (1962-1994). Prior to his nomination by President Clinton as U.S. ambassador to Israel (1993-1994), he was assistant secretary

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of state for Near Eastern affairs in both the George H.W. Bush and the Clinton administrations (1991-1993). He was the U.S. ambassador to the Syrian Arab Republic (1988-1991). He also served as special assistant to President Ronald Reagan and deputy press secretary for foreign affairs in the White House (1985-1986). After his retirement from government service in 1994, he became, and currently serves as, the founding director of the James A. Baker III Institute for Public Policy at Rice University. His book “Danger and Opportunity: An American Ambassador’s Journey Through the Middle East” was published by Simon & Schuster Threshold Editions in September 2008. He has been awarded the Presidential Distinguished Service Award, the Department of State’s Distinguished Honor Award and numerous other honors, including the Ellis Island Medal of Honor and the Anti-Defamation League’s Moral Statesman Award. He is also a recipient of the Association of Rice Alumni’s Gold Medal, the group’s most prestigious award, for his service to Rice University. In 2011, Ambassador Djerejian was elected a fellow of the American Academy of Arts and Sciences. He is also a member of the Board of Trustees of the Carnegie Corporation of New York. Ambassador Djerejian previously served as a director of Baker Hughes Incorporated and Global Industries, Ltd., where he was Chairman of the Governance Committee.

Qualifications: Ambassador Djerejian is a leading expert on the complex political, security, economic, religious and ethnic issues of the Middle East. His experience brings valuable insight that enhances the Board’s ability to assess operations and business opportunities in the company’s important Middle East/North Africa region. Throughout his distinguished career, he has developed an in-depth knowledge of a broad range of public policy issues, and expertise in foreign policy, geopolitics of energy and corporate governance. He also has experience serving on several public, private and nonprofit boards.

Waiver of Age Restriction: All of the directors have requested that Mr. Djerejian remain as independent Chairman for one additional one-year term for the reasons described under “Board of Directors and its Committees” beginning on page 8. His re-election will require that the stockholders also waive the current age 75 restriction for him for one term. See Proposal 2 on page 13.

JOHN E. FEICK

Director since 1998

Committees: Chair of Environmental, Health and Safety Committee; Member of Audit Committee; Executive Compensation Committee; and Finance and Risk Management Committee

Mr. Feick, 70, is the Chairman and a significant stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. Until 2011, he was Chairman and a significant stockholder of Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries. From 1984 to 1994, Mr. Feick was President and Chief Operating Officer of Novacor Chemicals, a subsidiary of Nova Corporation. He is a member of the Board of Directors of Graham Construction. He previously served as Chairman of the Board of Directors of Oak Point Energy Ltd., an oil sands exploration and development company, and was a director of Veresen Inc.

Qualifications: Mr. Feick possesses a deep understanding of both the oil and gas and chemicals industries along with broad experience in environmental compliance and remediation. He has served as President and Chairman of a company specializing in environmental services and served as Chairman of an oil and gas and petrochemicals specialty engineering firm. As President and Chief Operating Officer of Novacor Chemicals, he was responsible for the company’s investments and operations and established the company as a leader in plant reliability, utilization rates, occupational health and safety, and environmental performance in North America. In addition to industry knowledge and expertise, Mr. Feick’s experience brings the Board exceptionally valuable insight into the environmental, health and safety area.

MARGARET M. FORAN

Director since 2010

Committees: Chair of Corporate Governance, Nominating and Social Responsibility Committee; Member of Audit Committee; Executive Compensation Committee; Environmental, Health and Safety Committee; and Management Succession and Talent Development Committee

Ms. Foran, 59, is Chief Governance Officer, Vice President and Corporate Secretary of Prudential Financial, Inc. Prior to joining Prudential, she was Executive Vice President, General Counsel and Corporate Secretary at Sara Lee Corporation from 2008 to 2009; Senior Vice President, Associate General Counsel and Corporate Secretary at Pfizer Inc. from 1997 to 2008; and Vice President and Assistant General Counsel at J.P. Morgan & Co. Ms. Foran is a former Director of The MONY Group Inc. and MONY Life Insurance Company. She served as Co-Chair and a Director of the Council of Institutional Investors (CII) and Co-Chair of the CII International Corporate Governance Committee. She is the former Chair of the American Bar Association Committee on Corporate Governance. Ms. Foran is the former Chair of the Coordinating Committee of the Business Roundtable Corporate Governance Task Force. She previously served two terms on the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and is a member of the Economic Club of New York. Ms. Foran is also a Trustee of the SEC Historical Society.

Qualifications: Ms. Foran is an accomplished attorney with deep expertise in legal affairs and corporate governance. She has held positions of increasing responsibility at four U.S.-based global companies, where for more than a decade she has had

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a leading role in strengthening corporate governance principles and practices, ensuring regulatory compliance and developing programs to broaden investor communications. Having been a senior executive in the financial services, food and beverage and pharmaceutical industries, Ms. Foran has a broad range of experience in shareholder services, mergers and acquisitions, SEC reporting, capital markets, derivatives, risk management, internal audit procedures and insurance matters as well as environmental, safety and social responsibility programs. Ms. Foran’s corporate experience, in addition to her work with various investor groups and corporate trade associations, provides the Board exceptional acumen and insight on governance, investor and legal policies and practices.

CARLOS M. GUTIERREZ

Director since 2009

Committees: Chair of Executive Compensation Committee; Member of Corporate Governance, Nominating and Social Responsibility Committee; Environmental, Health and Safety Committee; Finance and Risk Management Committee; and Management Succession and Talent Development Committee

Secretary Gutierrez, 60, is Co-Chair of Albright Stonebridge Group, a commercial diplomacy and strategic advisory firm. He also serves as Chairman of Republicans for Immigration Reform, a political action committee. Prior to that he was Vice Chairman of the Institutional Clients Group and a member of the Senior Strategic Advisory Group at Citigroup Inc. from 2011 to February 2013. He joined Citigroup from communications and public affairs consulting firm APCO Worldwide Inc., where he was Chairman of the Global Political Strategies division in 2010. He served as U.S. Secretary of Commerce in the administration of President George W. Bush from February 2005 to January 2009. Prior to his government service, Secretary Gutierrez was with Kellogg Company for 30 years. He became Kellogg’s Chief Executive Officer in 1999 and was named Chairman of the Board from 2000 to 2005. Secretary Gutierrez serves on the Boards of Directors of MetLife, Inc., where he serves on the Finance and Investment and Governance Committees, and Time Warner Inc., where he serves on the Audit Committee. He previously served as a Director of Corning Incorporated, United Technologies Corporation and Lighting Science Group Corp., where he served on the Audit Committee. In addition to serving as a trustee of the Woodrow Wilson International Center for Scholars and a National Trustee to the University of Miami Board of Trustees, Secretary Gutierrez is a non-resident scholar at the University of Miami’s Institute for Cuban and Cuban-American Studies and is a Co-Chairman of the Regional Migration Study Group. He is also a co-founder of TheDream.US, a scholarship fund for undocumented students.

Qualifications: Secretary Gutierrez’s highly successful service as Chief Executive Officer and Chairman of Kellogg Company provides him deep insight into the complex challenges faced by a growing organization in a highly competitive business environment. Additionally, his experience as U.S. Secretary of Commerce provides the Board exceptional knowledge and insight into the complex environment of international commerce. Secretary Gutierrez brings valuable business management and operational experience and an international commerce and global economic perspective to the Board.

WILLIAM R. KLESSE Director since 2013 Committees: Member of Environmental, Health and Safety Committee; and Management Succession and Talent Development Committee.

Mr. Klesse, 67, is Chairman of the Board and Chief Executive Officer of Valero Energy Corporation, an international manufacturer and marketer of transportation fuels, other petrochemical products and power. He joined the Valero board as Vice Chairman in 2005 and became Chairman in 2007. He has served as Chief Executive Officer since 2006 and served as President from 2008 to 2013. From 2003 to 2005, Mr. Klesse was Valero’s Executive Vice President and Chief Operating Officer. Prior to that, he served as Executive Vice President of Refining and Commercial Operations following Valero’s 2001 acquisition of Ultramar Diamond Shamrock Corporation, where he had been Executive Vice President of the company’s refining operations. Mr. Klesse began his 40-plus year career in the energy industry at Diamond Shamrock Corporation, which merged with Ultramar Corporation in 1996. Mr. Klesse is Chairman of the Board of Valero Energy Partners GP LLC. He is a trustee of the Texas Biomedical Research Institute, the Muscular Dystrophy Association and United Way of San Antonio and Bexar County. Mr. Klesse holds a bachelor’s degree in Chemical Engineering from the University of Dayton and a Master of Business Administration with an emphasis in Finance from West Texas A&M University.

Qualifications: Mr. Klesse brings more than four decades of energy industry executive management experience to Occidental’s Board. As Valero’s Chairman and Chief Executive Officer, he leads the Board’s strategic planning and oversees the daily operations of a major global energy company. Mr. Klesse’s experience provides an informed management perspective and insights of global business and energy issues to the board. He also has leadership experience on industry association and nonprofit boards.

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AVEDICK B. POLADIAN Director since 2008 Committees: Chair of Audit Committee; Member of Executive Compensation Committee; and Finance and Risk Management Committee

Mr. Poladian, 62, is Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc., a diversified national real estate company active in commercial, residential and hospitality property investment, management and development. In this role, Mr. Poladian oversees human resources, risk management, construction, finance and legal functions across the firm. Mr. Poladian previously served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer for Lowe from 2003 to 2006. Mr. Poladian was with Arthur Andersen from 1974 to 2002 and is a certified public accountant (inactive). He is a past member of the Young Presidents Organization, the Chief Executive Organization, the California Society of CPAs and the American Institute of CPAs. Mr. Poladian is a director of the YMCA of Metropolitan Los Angeles, a member of the Board of Councilors of the University of Southern California School of Policy, Planning, and Development, a member of the Board of Advisors of the Ronald Reagan UCLA Medical Center, and a former Trustee of Loyola Marymount University. He serves as a director of Western Asset Management Funds where he is a member of the Audit Committee and as a member of the Board of Trustees of Public Storage where he is the Chair of the Audit Committee and the Chair of the Nominating/Corporate Governance Committee. He previously served as a director of California Pizza Kitchen.

Qualifications: As a certified public accountant with extensive business experience, Mr. Poladian qualifies as one of Occidental’s Audit Committee financial experts and provides the Board expert perspective in financial management and analysis. Having served in a senior management position at one of the world’s largest accounting firms, combined with his experience as Chief Operating Officer and Chief Financial Officer of a diversified real estate company, Mr. Poladian has deep knowledge of key business issues, including personnel and asset utilization, in addition to all aspects of fiscal management.

ELISSE B. WALTER Director since 2014

Ms. Walter, 63, was appointed Commissioner of the U.S. Securities and Exchange Commission (SEC) by President George W. Bush, and served in that capacity from 2008 until 2013. President Barack Obama designated her as the 30th Chairman of the SEC in December 2012. Prior to her appointment as an SEC Commissioner, she was with the Financial Industry Regulatory Authority (FINRA) and its predecessor, the National Association of Securities Dealers (NASD), from 1996-2008. She served as Senior Executive Vice President, Regulatory Policy and Programs for FINRA and held the comparable position at NASD before its 2007 consolidation with NYSE Member Regulation. Earlier in her career, she served as the General Counsel of the Commodity Futures Trading Commission from 1994 to 1996 and as Deputy Director of the SEC Division of Corporation Finance from 1986 to 1994. Among the honors Ms. Walter has received are the Presidential Rank Award (Distinguished), the ASECA William O. Douglas Award, the SEC Chairman’s Award for Excellence and the Federal Bar Association’s Philip A. Loomis, Jr., and Manuel F. Cohen Awards. She is a member of the Academy of Women Achievers of the YWCA of the City of New York and the inaugural class of the DirectWomen Institute. She serves on the Board of Directors of the Sustainability Accounting Standards Board and is a member of FINRA’s Investor Issues Committee. Ms. Walter holds a B.A. in Mathematics, cum laude, from Yale University and a J.D., cum laude, from Harvard Law School.

Qualifications: Chairman Walter’s long and distinguished record of public service in major leadership roles at key agencies of the federal government has given her unique insight into both business and government. She also brings to Occidental’s board more than 35 years of experience and insight on complex domestic and international regulatory matters. As Chairman of the SEC, Ms. Walter demonstrated a keen understanding of capital markets and related regulatory issues, and led a 4,000-employee federal agency, overseeing its budget and developing policy. Her experience at FINRA provides extensive knowledge with respect to corporate finance and financial regulation and disclosure and her CFTC experience brings to the Board an understanding of commodities markets and regulation.

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Proposal 1: Election of Directors

Board Committees

The Board of Directors has six standing committees, each currently composed solely of independent directors: Audit; Corporate Governance, Nominating and Social Responsibility; Environmental, Health and Safety; Executive Compensation; Finance and Risk Management; and Management Succession and Talent Development. In May 2013, the Board eliminated the Charitable Contributions Committee and the Corporate Governance, Nominating and Social Responsibility Committee assumed its duties. The charters of the Audit Committee; the Corporate Governance, Nominating and Social Responsibility

Committee; the Executive Compensation Committee; and the Finance and Risk Management Committee; and the enabling resolutions for each of the other committees as well as the duties of the Chairman of the Board are available at www.oxy.com or by writing to Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024. The general responsibilities of the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

Name and Members	Responsibilities	Meetings in 2013
Audit Committee Howard I. Atkins Eugene L. Batchelder John E. Feick Margaret M. Foran Avedick B. Poladian (Chair)

• hires the independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries

• discusses the scope and results of the audit with the independent auditors

• discusses Occidental’s financial accounting and reporting principles and the adequacy of Occidental’s internal accounting, financial and operating controls with the auditors and with management

• reviews all reports of internal audits submitted to the Audit Committee and management’s actions with respect thereto

• reviews the appointment of the senior internal auditing executive

• oversees all matters relating to Occidental’s Code of Business Conduct compliance program

All of the members of the Audit Committee are independent, as defined in the New York Stock Exchange Listed Company Manual. All of the members of the Audit Committee are financially literate and the Board has determined that Messrs. Atkins, Batchelder and Poladian meet the Securities and Exchange Commission’s definition of “audit committee financial expert.” The Audit Committee Report with respect to Occidental’s financial statements is on page 54.

8 meetings, including 5 executive sessions with no members of management present
Charitable Contributions Committee Spencer Abraham Edward P. Djerejian Rosemary Tomich (Chair)(1)	• oversees charitable contributions made by Occidental and its subsidiaries	2 meetings (Committee eliminated effective May 2013)
Corporate Governance, Nominating and Social Responsibility Committee Spencer Abraham Edward P. Djerejian Margaret M. Foran (Chair) Carlos M. Gutierrez

• recommends candidates for election to the Board

• responsible for the periodic review and interpretation of Occidental’s Corporate Governance Policies and consideration of other governance issues

• oversees the evaluation of the Board and management

• reviews Occidental’s policies, programs and practices on social responsibility

• oversees compliance with Occidental’s Human Rights Policy

• oversees charitable contributions made by Occidental and its subsidiaries

See page 62 for information on how director nominees are selected and instructions on how to recommend nominees for the Board.

5 meetings

(1)	Served as Director until May 3, 2013.

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Name and Members	Responsibilities	Meetings in 2013
Environmental, Health and Safety Committee Spencer Abraham John E. Feick (Chair) Margaret M. Foran Carlos M. Gutierrez William R. Klesse

• reviews and discusses with management the status of environmental, health and safety issues, including compliance with applicable laws and regulations

• reviews the results of internal compliance reviews and remediation projects

• reports periodically to the Board on environmental, health and safety matters affecting Occidental and its subsidiaries

5 meetings
Executive Compensation Committee Spencer Abraham Howard I. Atkins John E. Feick Margaret M. Foran Carlos M. Gutierrez (Chair) Avedick B. Poladian

• reviews and approves the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (CEO), evaluates the performance of the CEO and determines and approves the compensation of the CEO

• reviews and approves the compensation of all other executive officers

• administers Occidental’s stock-based incentive compensation plans and periodically reviews the performance of the plans and their rules to assure purposes of the plans are being met

• makes recommendations to the Board with respect to incentive compensation plans and equity-based plans

• advises the Board on the compensation of non-employee directors

• prepares Compensation Committee Report on executive compensation for inclusion in the annual proxy statement

The Executive Compensation Committee’s report on executive compensation is on page 32.

6 meetings, including 4 executive sessions with no members of management present
Finance and Risk Management Committee Howard I. Atkins (Chair) John E. Feick Carlos M. Gutierrez Avedick B. Poladian

• recommends to the Board the annual capital plan, and any changes thereto, and significant joint ventures, long-term financial commitments and acquisitions

• approves policies for authorization of expenditures, cash management and investment and for hedging of commodities and interest rates

• reviews Occidental’s financial strategies, risk management policies (including insurance coverage levels) and financial plans (including planned issuances of debt and equity)

5 meetings
Management Succession and Talent Development Committee Spencer Abraham (Chair) Howard I. Atkins Eugene L. Batchelder Margaret M. Foran Carlos M. Gutierrez William R. Klesse

• maintains an active CEO succession plan, including time-based replacement scenarios for emergency scenarios and short-term and long-term horizons

• ensures that a robust and timely succession planning process is in place which will provide sufficient management and leadership talent to meet the evolving needs of the Corporation’s business

• leads CEO searches on behalf of the Board and otherwise interface with external recruiters as necessary

• reviews the Corporation’s talent development processes and programs, including recruitment and selection, retention, development and diversity elements

• participates in the assessment of high potential and key personnel

• actively engages in becoming familiar with and evaluating current and potential leaders in senior management

• maintains an awareness of overall organizational talent metrics and indicators

• reports to the Board at least once each year with respect to the foregoing

3 meetings (Committee established July 2013)

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Corporate Governance

CORPORATE GOVERNANCE

The Board of Directors is committed to strong corporate governance policies and practices, and continually reviews evolving best practices in governance and seeks input from stockholders. The Corporate Governance Policies, together with information about Occidental’s Code of Business Conduct and other governance measures adopted by the Board of Directors are available at www.oxy.com, or by writing to Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

Board of Directors and its Committees

The company is governed by the Board of Directors and six standing Board committees, each of which usually meets at least five times each year. (See page 6.)

2013 and 2014 Developments and Highlights

•	Dr. Ray Irani was not reelected to the Board and resigned from the Board. Aziz Syriani, who had been serving as the Lead Independent Director, resigned just prior to the 2013 Annual Meeting.

•	The Board elected former Ambassador Djerejian, an independent director, the Chairman of the Board and modified the by-laws to require that the Chairman be elected from among the independent directors. The Board has asked Mr. Djerejian to serve one more year, which requires stockholders to waive the age restriction for him for one year.

•	The Board and Mr. Chazen agreed he would remain as President and Chief Executive Officer through the 2016 Annual Meeting.

•	The Board elected three new directors, William Klesse and Eugene Batchelder, both with significant industry experience, and Elisse B. Walter, former Chairman of the Securities and Exchange Commission.
•	The Board and Mr. Chazen began a strategic review of the company’s assets and operations to better execute the company’s long-term strategy and enhance value for stockholders. As a result of this continuing review, the Board authorized the spinoff of the California assets into an independent and separately traded company, the pursuit of the sale of a minority interest in the Middle East/North Africa operations, the pursuit of strategic alternatives for select Midcontinent assets and the sale of the company’s investment in the General Partner of Plains All-American Pipeline, L.P.

•	The annual common stock grant to non-employee directors for the 2013 term was reduced by 25%. In early 2014, the Board completed its review of the director compensation program and revised the program, effective with the 2014 Annual Meeting, to bring it in line with peer companies. Under the new program, the total annual compensation for a director who is not the Chair of a committee will be $350,000. See "Director Compensation" on page 46.

Board Leadership and Executive Succession Planning

Over the past several years, the Board has implemented a number of significant senior management, corporate governance and compensation program changes, largely with input from stockholders. Last year, the company also initiated a strategic review of its assets and operations. Following is a summary of the background, recent developments, and the Board’s current plans for further actions with respect to its leadership structure and executive succession planning.

Events of 2010 and 2011. In late 2010, at the urging of some of the company’s institutional investors, and in discussions spearheaded by the California State Teachers’ Retirement System and Relational Investors LLC, the Company began a progression of senior management, corporate governance and compensation program changes. First, the Board announced in October 2010 that Dr. Ray Irani, who had been Chairman and Chief Executive Officer of Occidental for 20 years, would step down as Chief Executive Officer, and that Stephen Chazen, the President and Chief Operating Officer, would become Chief Executive Officer. These changes were effected at the May 2011 Annual Meeting. Dr. Irani remained on the Board, and became Executive Chairman.

At that time, the Board also approved and subsequently implemented several corporate governance changes, including the following:

•	The Board added two independent directors, Howard Atkins, former Senior Executive Vice President and Chief Financial Officer of Wells Fargo & Company, in October 2010, and Margaret Foran, Chief Governance Officer, Vice President and Corporate Secretary of Prudential Financial, Inc., in December 2010.

•	The Board modified the company’s by-laws to adopt a majority vote standard for the election of directors.

•	The Board affirmed its policy that no person 75 or older would be nominated to be a director, unless the age requirement is unanimously waived by the Corporate Governance, Nominating and Social Responsibility Committee and approved by a majority of the independent directors, and confirmed that, with certain exceptions and qualifications, the Board would not give these waivers.

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Corporate Governance

In the process of adopting these corporate governance changes, the Board and stockholders agreed that the Board could modify them in order to exercise its fiduciary duties in the future, and that certain of these measures could be modified at any time with stockholder approval. Nevertheless, the Board has followed these guidelines during the past three years.

Events of 2013. In early 2013, the Board announced that it formed a search committee, as part of a succession planning process, to find a candidate to replace Mr. Chazen as Chief Executive Officer. There was significant opposition to this action by major institutional investors, who felt that Mr. Chazen should be given more time to develop the company’s corporate strategy. So, after further consideration, which took into account discussions with stockholders, on April 29, 2013, the Board announced that Mr. Chazen would remain as Chief Executive Officer.

At the Annual Meeting of Stockholders on May 3, 2013, Dr. Irani did not receive a majority of votes cast for his election as a director. He resigned from the Board. In addition, Aziz Syriani, who had been serving as the Lead Independent Director, resigned just prior to the 2013 Annual Meeting. During Dr. Irani’s tenure as Chairman, the Board had a Lead Independent Director, a position that would no longer be necessary with the election of an independent Chairman. The Board elected former Ambassador Edward P. Djerejian, an independent director, Chairman of the Board of Directors.

Ambassador Djerejian served for a number of years as an independent director of Occidental, and recently chaired the Corporate Governance, Nominating and Social Responsibility Committee. He also played an important leadership role on the Board for many years, possesses a keen understanding of Occidental’s business and strategy, and brings a sophisticated global perspective to the Board. His depth of experience, judgment, and understanding of the company’s business strategy make him the perfect choice to lead the Board. Since his appointment as Chairman, his leadership expertise and interpersonal skills have been significant factors in strengthening the relationship between the Board and the CEO.

At the same time, the Board also announced a number of new governance policies, including the following:

•	An independent director will serve as Chairman;

•	The chairs of each Board committee and the independent Chairman will be rotated at least every five years;

•	Former Chief Executive Officers of the company will not be eligible to serve on the Board of Directors; and

•	The Board will create a Committee on Management Succession and Talent Development.

After the 2013 Annual Meeting, the Board began to implement these new governance policies and, in October 2013, the Board added two more directors with industry knowledge, William Klesse, Chairman of the Board and Chief Executive Officer of Valero Energy Corporation, and Eugene Batchelder, former Senior Vice President and Chief Administration Officer of ConocoPhillips, to the Board. Additionally, in February 2014, the Board added Elisse B. Walter, former Chairman of the SEC, as a director.

2013 Strategic Review. Following the 2013 Annual Meeting, Mr. Chazen and the Board launched a strategic review of the company’s assets and operations with the purpose of streamlining and focusing operations in order to better execute the Company’s long-term strategy and enhance value for stockholders. The following initial actions were announced in October:

•	Pursue the sale of a minority interest in the Middle East/North African operations in a financially efficient manner.

•	Pursue strategic alternatives for select Midcontinent assets, including oil and gas interests in the Williston Basin, Hugoton Field, Piceance Basin and other Rocky Mountain assets.

•	Complete the sale of a portion of the company’s investment in the General Partner of Plains All-American Pipeline, L.P., resulting in pre-tax proceeds of $1.4 billion.

•	Spinoff of the California assets into an independent and separately traded company.

Continuity of Board leadership and senior management for 2014 and 2015. In his one year as independent Board Chairman, Ambassador Djerejian has been instrumental in helping the Board to coalesce into a very effective team. The Board has worked together cohesively to make good progress on corporate governance measures, finance, corporate strategy, executive compensation and succession planning, and has developed a strong relationship with the CEO. The Board committees are functioning well, and Committee chairs have been reassigned to leverage directors’ areas of expertise.

Working together with the Board, Ambassador Djerejian and Mr. Chazen have also:

•	Expanded and reorganized the senior management team

•	Initiated a major strategic reassessment

•	Worked to enhance Middle East relationships by meeting with partners in the region

•	Added three new Board members

•	Expanded Board interaction with other members of senior management

The Board believes it is in the best interests of the company for Mr. Chazen and Ambassador Djerejian to follow through on the corporate strategic plan. To accomplish that, the Board wants Mr. Chazen to remain as Chief Executive Officer through the 2016 Annual Meeting. He will not be a candidate for election to the Board at the 2016 Annual Meeting. The Board also wants Ambassador Djerejian to remain as independent Chairman one more year, from May 2014 to May 2015. He will then retire from the Board, and will not be a candidate for election to the Board at the 2015 Annual Meeting. With one extra year as Chairman, Ambassador Djerejian will be able to build on the progress that he, the Board and Mr. Chazen have made in the past year. These short extensions will provide the Board and executive leadership with continuity, continued alignment, stability and cohesiveness.

Stockholders are being asked to vote at this meeting on the election of Messrs. Djerejian and Chazen as directors, as well as the one-year age waiver for Mr. Djerejian. See Proposal 2 on page 13.

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Corporate Governance

Board and Committee Roles in Risk Oversight

Board Leadership Structure

Following the 2013 Annual Meeting, the Board modified the company’s by-laws to provide for a Chairman of the Board to be elected from the independent directors and elected Ambassador Djerejian to serve in that position. His role is to serve as a liaison between the Board and stockholders. He has the authority to call meetings of the independent directors and chairs executive sessions of the Board at which no members of management are present, to approve the agendas for the Board and committee meetings, to propose a schedule of Board meetings and the information to be provided by management for Board consideration, to recommend the retention of consultants who report directly to the Board, and to assist in assuring compliance with the corporate governance policies and to recommend revisions to the policies. Additionally, he evaluates, along with the members of the Executive Compensation Committee and the full Board, the performance of the Chief Executive Officer, and communicates to him the views of the independent directors and the Board committees with respect to objectives set for management by the Board.

The Board also modified the company’s by-laws to create the position of Vice Chairman to be elected from the independent directors and to perform the duties of the Chairman of the Board in the absence or disability of the Chairman and such other duties as may be delegated to him pursuant to the by-laws. In May 2013, the Board elected Secretary Abraham to serve in that position.

Another key component of Board leadership is the role of the Board committees. The Board has divided oversight functions among six committees, which have on average four Board members, usually meet at least five times each year and cover an extensive agenda. These committees regularly report back to the full Board with specific findings and recommendations in their areas of oversight and liaise regularly with the Chairman of the Board. Descriptions of the responsibilities of each of the Board’s six standing committees begin on page 6.

Board and Committee Roles in Risk Oversight

The Board’s role in risk oversight recognizes the multifaceted nature of risk management. It is a control and compliance function, but it also involves strategic considerations in normal business decision making. It covers legal and regulatory matters, finance, security, safety, health and environmental concerns. The Board has created and empowered several Board committees in aspects of risk oversight. Four Board committees, the Audit Committee; the Corporate Governance, Nominating and Social Responsibility Committee; the Environmental, Health and Safety Committee; and the Finance and Risk Management Committee, all composed entirely of independent directors, are each integral to the control and compliance aspects of risk oversight by the

Board. Each of these committees meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss changes or improvements that may be required or desirable. Each of the committees with risk oversight responsibilities meets at least as often as the regularly scheduled Board meetings. This ensures that each committee has adequate time for in-depth review and discussion of all matters associated with each committee’s area of responsibility. After the committee meetings, each committee reports to the Board, sometimes without the Chief Executive Officer present, for discussion of issues and findings as well as the Board’s recommendations of appropriate changes or improvements.

Board and Executive Management

Ambassador Djerejian, as an independent Board Chairman, presides at all meetings of the Board and stockholders and works with Mr. Chazen, the President and Chief Executive Officer, to ensure that the views of the Board and its committees are incorporated into corporate strategy.

Independence

Each of Ms. Foran, Ms. Walter, and Messrs. Abraham, Atkins, Batchelder, Djerejian, Feick, Gutierrez, Klesse and Poladian has been determined by the Board of Directors as meeting the independence standards set forth in Occidental’s Corporate Governance Policies (see www.oxy.com) and the New York Stock Exchange Listed Company Manual. In making its determination of independence, the Board considered that, as disclosed in the Compensation of Directors table on page 47, Occidental matched the gifts made by certain of the directors to charitable organizations, and the transactions described in Related Party Transactions below. All committees of the Board are currently composed entirely of independent directors.

Board and Independent Director Meetings

The Board of Directors held six regular meetings and ten special meetings during 2013, including seven executive sessions at which no members of management were present. Mr. Syriani, the Lead Independent Director, who resigned from the Board last May, presided over the executive sessions prior to May 2013 and Ambassador Djerejian, the Chairman presided thereafter. Each incumbent director attended at least 75 percent of the meetings, held during his or her tenure, of the Board of Directors and the committees of which he or she was a member and was eligible to attend. All of the directors serving at the time, other than Dr. Irani, attended the 2013 Annual Meeting. Attendance at the Annual Meeting of Stockholders is expected of all directors as if it were a regular meeting of the Board.

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Corporate Governance

Stockholder Policies

Occidental values stockholder engagement and continues to have productive discussions with stockholders on a variety of topics. The company has established several policies designed to ensure that stockholders’ interests are represented, including the following:

•	Stockholders may call special meetings of stockholders

•	No stockholder rights (“poison pill”) or similar plans
•	Open communication with the Board of Directors

•	Confidential voting

•	Majority voting for directors and, in uncontested elections, mandatory resignation if a majority vote is not received

•	Stockholders may act by written consent (pending approval of Proposal 4, see page 52)

Executive Compensation

Occidental has a long-standing commitment to motivate executives to achieve results that benefit the company and stockholders over the long-term. Following are highlights of compensation policies that the company has implemented over many years:

•	Majority of executive compensation is long-term and performance-based

•	Transparent, objective and peer and market comparative performance metrics aligned with stockholder interests

•	Stringent executive stock ownership guidelines
•	Golden Parachute Policy capping termination benefits

•	No “Golden Coffin” provisions

•	No options backdating or repricing (no option grants since 2006)

•	Independent compensation consultant policy

•	Three-year holding period with respect to 50% of net after-tax shares received by named executive officers under incentive awards

Health, Environment and Safety

The safety and well-being of our workforce, neighbors and operations is a core value of Occidental’s culture. The company is also committed to protecting the environment through conservation and efficiency efforts and by minimizing the impact of our operations on land, habitat and the environment. Below are recent performance statistics in these areas and a history of our Board oversight and policies:

•	Best levels since reporting began for employee injury and illness incidence rate (IIR) of 0.30 in 2013 and a three-year annual average employee IIR of 0.33 (59% better than the company’s target of 0.80)
•	Contractor IIR of 0.42 in 2013 and a three-year annual average contractor IIR of 0.55 (31% better than the company’s target of 0.80)

•	IIR of less than 1.0 recordable injuries per 100 employees for 18 consecutive years

•	1995 – First annual Health, Environment and Safety Report published

•	1981 – Environmental Committee of Board established

•	1979 – Health Environment and Safety Policy adopted by Board

Social Responsibility

Occidental takes pride in making long-term positive impacts in the regions and communities where the company operates. Following are recent highlights and a history of our policies in this area:

•	Corporate Responsibility Magazine: 100 Best Corporate Citizens for 2013 and Energy Industry Sector Best Corporate Citizens for 2013

•	2012 – Political contribution disclosures added to website

•	2009 – Establishment of annual Social Responsibility goals and objectives
•	2007 – Adoption of reporting guidance indicators published by the Global Reporting Initiative (GRI) and the American Petroleum Institute and International Petroleum Industry Environmental Conservation Association (API/IPIECA)

•	2004 – Human Rights Policy adopted

•	2003 – First annual Social Responsibility Report published

•	1997 – Code of Business Conduct adopted

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Corporate Governance

Other Governance Measures

Related Party Transactions

Pursuant to Occidental’s written Conflict of Interest Policy, each director and executive officer has an obligation to avoid any activity, agreement, business investment or interest, or other situation that could be construed either as divergent to or in competition with Occidental’s interest or as an interference with such person’s primary duty to serve Occidental, unless prior written approval has been granted by the Audit Committee of the Board of Directors. Each director and executive officer is required to complete annually a questionnaire that requires disclosure of any transaction between Occidental and the director or executive officer or any of his or her affiliates or immediate family members. A summary of the Conflict of Interest Policy is included in Occidental’s Code of Business Conduct which can be found at www.oxy.com.

In 2013 and 2014, subsidiaries of Occidental engaged in transactions for the purchase and sale of oil, gas and natural gas liquids with Valero Energy Corporation (Valero), where Mr. Klesse, a director of the company, is the Chief Executive Officer and a Director and in which he holds less than 0.3% of the outstanding common stock as of February 1, 2014. As part of the ongoing business of both Occidental and Valero, the companies continue to regularly enter into these and similar types of transactions. The value of the transactions during 2013 and 2014, through February 28, 2014, were as follows (in millions): sales were approximately $2,854 and $621, respectively, and purchases were approximately $545 and $232, respectively.

Communications with Board Members

Stockholders and other interested parties may communicate with any director by sending a letter or facsimile to such director’s attention in care of Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024; facsimile number 310-443-6977. The Corporate

Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless a director has requested the Corporate Secretary to forward correspondence unopened.

Director Education

In 2013, directors participated in various corporate director and compliance programs held by universities and corporate director, governance, legal and investor professional organizations, including the New York Stock Exchange, as attendees and as presenters or speakers.

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Proposal 2: One-Year Waiver of Director Age Restriction for Edward P. Djerejian, an Independent Director

PROPOSAL 2: ONE-YEAR WAIVER OF DIRECTOR AGE RESTRICTION FOR EDWARD P. DJEREJIAN, AN INDEPENDENT DIRECTOR

For the reasons described in the section of this Proxy Statement called “Board of Directors and its Committees” beginning on page 8, all of the directors have requested that Mr. Djerejian remain as independent Chairman for one additional one-year term. He has agreed to do so. Mr. Djerejian turned 75 on March 6, 2014. The company agreed, as part of a 2011 settlement of a case entitled Ruby Resnik v. Spencer Abraham, et. al., that, prior to December 31, 2014, it would not change or waive, without the approval of the company’s stockholders, its policy that no person 75 or older be nominated to serve on the Board. Therefore, his re-election will require that he be re-elected by the stockholders as a director, and that the stockholders also waive the current age restriction for him for one term. Stockholder approval is hereby requested for the limited waiver of the age policy.

A majority of shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR this proposal to approve it. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker nonvotes have the same effect as votes cast AGAINST the proposal.

The Board recommends that you vote FOR the one-year age restriction waiver for Mr. Djerejian. Your proxy will be so voted unless you specify otherwise.

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Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

Business Performance Highlights

Occidental is one of the largest oil and gas companies based in the U.S. measured by market capitalization of approximately $76 billion as of December 31, 2013. A list of key 2013 business performance highlights is below. Please see Occidental’s Annual Report on Form 10-K for the year ended December 31, 2013 (Form 10-K) for more information about these and other performance measures, the factors that affect Occidental’s results and risks associated with future performance.

•	Ended the year with core earnings of $5.6 billion or $6.95 per diluted share[1].

•	Increased domestic oil production by 11,000 barrels of oil per day (BOPD) in 2013 to 266,000 BOPD.
•	Reduced domestic drilling costs by 24% relative to 2012 through a focused drilling program and emphasis on efficiencies.

•	Reduced domestic operating costs by 17% to $14.43 per barrels of oil equivalent (BOE) in 2013.

•	Added 470 million BOE (MMBOE) of reserves, before divestitures, achieving an overall replacement ratio of 169%[2] and domestic reserve replacement ratio of 190%[2].

•	Delivered Return on Capital Employed[3] of 12%, which was an 18% increase from 2012.

•	Increased the annualized dividend by 18.5%[3], the twelfth increase over the last 11 years, resulting in a compounded annual increase rate of 16%.

Overview of Executive Compensation

Response to 2013 Say on Pay Vote

While stockholders overwhelmingly approved the executive compensation program with more than 90% of voting stockholders voting in favor in 2011 and 2012, the program, which was virtually unchanged, received the support of approximately 63% of stockholders voting at the 2013 Annual Meeting of Stockholders. Prior to that meeting, the Board announced significant executive compensation changes based on extensive stockholder feedback, as well as a commitment to further review and modify the program. Those changes, as described in more detail below, demonstrate the company’s commitment to responsiveness to stockholders’ views and to continually reviewing its practices with respect to executive compensation.

2013 Developments and Highlights

In 2013, based on a review of the executive compensation program and stockholder feedback, the company announced the following compensation changes, many of which have now been implemented:

•	The discretionary portion of the Chief Executive Officer’s bonus will be reduced from 40% to no more than 20%, and in evaluating the Chief Executive Officer’s performance, emphasis will be on the company’s financial performance, as well as a subjective assessment of the officer’s performance in succession planning, talent development and maintaining and improving the company’s achievements on health, environmental and safety matters;

•	Payout of the Total Shareholder Return (TSR) Award (TSR award) under the company’s long-term incentive program has been limited to no more than the target number of performance shares if TSR is negative over the performance period;
•	Future recruitment incentives/bonuses for senior executive officers will be designed to provide recruits with compensation similar to what they would forgo in order to accept a position with the company and will be paid primarily in equity subject to retention periods; and

•	The design of the long-term incentive program has been reviewed and modified to include additional performance measures, to align the program with those of peers and to reflect best practices. In this regard, Mr. Chazen has agreed that he will not be eligible for any bonus or current earnings-based compensation during his remaining tenure as Chief Executive Officer of Occidental. He has also agreed that he will not receive any grants under the existing TSR-based program.

1	Core results reflect Occidental’s 2013 net income shown on page 44 of the Form 10-K after removing the effect of Significant Items Affecting Earnings described on page 25 of the Form 10-K. The company provides this adjusted measure because it believes it may be useful to investors in evaluating and comparing Occidental’s performance between periods, not as a substitute for net income.
2	Calculated for a specified period by using the applicable oil-equivalent proved reserve additions divided by oil-equivalent production.
3	2013 net income (adding back after-tax interest expense) divided by average debt and equity during 2013.

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Compensation Discussion and Analysis

Highlights of Compensation Policies Implemented Over Several Years:

•	Majority of executive compensation is long-term and performance-based

•	Transparent, objective and peer and market comparative performance metrics aligned with stockholder interests

•	Stringent executive stock ownership guidelines

•	Golden Parachute Policy capping termination benefits
•	No “Golden Coffin” provisions

•	No options backdating or repricing (no option grants since 2006)

•	Independent compensation consultant policy

•	Three-year holding period with respect to 50% of net after-tax shares received by named executive officers under incentive awards

Changes to Executive Compensation Program

After the 2013 Annual Meeting, the Compensation Committee changed the compensation program significantly, developing one program for the current Chief Executive Officer, Mr. Chazen, and another for the other named executive officers. As under the prior program, the majority of executive compensation is based on the long-term performance of the company, as measured by publicly disclosed performance metrics, which is consistent with stockholder interests and the long-term nature of the company’s business. The program also features relatively low levels of non-performance-based compensation.

Key Features of 2013 Long-Term Incentive Awards for Named Executive Officers

•	All awards are payable solely in stock.

•	All awards are performance-based.

•	Performance periods are three to seven years.

•	If a change of control occurs, awards vest on a limited basis.

•	Awards have a holding period requirement such that for three years after payout, the executive must hold the equivalent of 50% of the net after-tax shares received.
•	Awards were allocated approximately 40% to a Return on Capital Employed Incentive Award (ROCE award) or a pair of Return on Asset Incentive Awards (ROA award), 30% to a TSR award, and 30% to Restricted Stock Incentive award (RSI award), based on target performance and grant date stock price. Under the prior program, awards were allocated approximately 80% to a TSR award and 20% to an RSI award, based on maximum performance and grant date stock price.

Mr. Chazen’s Compensation. In April 2013, the Board announced that Mr. Chazen would continue to serve as the company’s President and Chief Executive Officer and that, in addition to his responsibilities for all of the company’s operations, he will assist the Board with its ongoing succession planning and work with the Board on corporate strategy, executive succession planning, executive compensation and talent development. In February 2014, the Board asked Mr. Chazen to remain as Chief Executive Officer beyond 2014. Mr. Chazen agreed to remain through the 2016 Annual Meeting. The Board’s primary goal in determining Mr. Chazen’s compensation package was to help ensure his retention by the company. The Board considered his accumulated company stock holdings of over 2 million shares and decided that those holdings plus an additional performance-based restricted stock award would serve the company’s interest in retaining Mr. Chazen and continue to align his and the company’s interests with stockholder interests. When setting the value of Mr. Chazen’s total compensation package, the Board decided to narrow the gap between the value of his compensation and the value of the average compensation of the other named executive officers with business unit responsibilities.

Therefore, the Board and Mr. Chazen agreed to modify his 2013 compensation as follows:

•	Mr. Chazen will not be eligible for any bonus or current earnings-based compensation during his remaining tenure as Chief Executive Officer.

•	Mr. Chazen did not receive a TSR-based incentive award in 2013 and his 2012 TSR-based award was modified to cap any payout at target if the company’s TSR for the performance period is negative.

•	The grant date fair value of the approved compensation package for Mr. Chazen for 2013 was reduced by more than 50% compared to 2012 and 2011.

•	Mr. Chazen’s compensation allocation is 73% long-term performance based incentives, 20% salary and 7% other compensation, assuming performance criteria are met and the stock price on the grant date.

•	Mr. Chazen’s RSI Award, the only incentive award he received in 2013, was set at the same value ($5 million) (based on grant date stock price) as in 2011 and 2012, but the cumulative net income goal was increased from $10 billion to $12 billion. He did not receive any other incentive award.

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Compensation Discussion and Analysis

New Executive Compensation Program. The 2013 program for the other named executive officers also continues to base the majority of their overall compensation on the long-term performance of the company and was developed with the assistance of an independent compensation consultant. The following awards were granted under the new executive compensation program for named executive officers other than Dr. Irani, who ceased serving as an executive officer in May and separated from the company in 2013:

Elements of Executive Compensation Program(1)

HOW PAYOUT VALUE
	ELEMENT	OBJECTIVE	IS CALCULATED	2013 DECISIONS
FIXED	Base Salary	Reward consistent performance of basic job requirements.	Review of compensation surveys, internal equity and individual responsibilities and performance.	Unchanged for Messrs. Chazen, Chiang and de Brier and Ms. Walker. Increased for Mr. Lowe.
	Annual Incentive	To motivate financial and other performance over a one-year period.	60% of target determined by one-year earnings per share performance (page 19). 40% of target discretionary determined by individual performance (page 19).	Financial performance resulted in payout of 93% of target (page 19). Individual performance resulted in payout average of 123% of target (page 33).
	Long-Term Return on Capital Employed (ROCE) and Return on Assets (ROA) Awards	Reward efficient capital allocation at the company and business unit levels over a three-year period.	ROCE(2) (for corporate executives) and ROA(3) (at division and regional unit levels for operating executives) targets, adjusted to moderate the effect of commodity prices(4).	New award accounting for 40% of value of long-term incentives(5).
VARIABLE	Long-Term Total Shareholder Return (TSR) Award	Over a three-year period, reward higher returns in company stock. Highly aligned with stockholder interests.	Compare TSR to peer group and S&P 500 Index performance with payout capped at target unless TSR is positive and exceeds S&P 500 Index (page 21).	• Decreased allocation from 80% to 30% of long-term, incentives(5). • Added cap of payout if TSR is negative and decreased absolute values of award (page 21).
	Long-Term Restricted Stock (RSI) Award	Over a three to seven-year period, reward achievement of cumulative net income goal, and retain executives at the company.	Paid at zero if cumulative net income goal not achieved and at 100% if achieved (page 20).	• Increased cumulative net income goal from $10 billion to $12 billion. • Increased allocation from 20% to 30%(5) of long-term incentives (page 20).

(1)	Shown for named executive officers other than Dr. Irani who ceased serving as an executive officer in May and separated from the company in 2013. Mr. Chazen did not receive an Annual Incentive, an ROCE/ROA Award or a TSR Award.
(2)	Return on Capital Employed (ROCE) for the purposes of this award is the percentage obtained by dividing (i) the sum of annual net income attributable to common stock for the company, after adding back after-tax interest expense, for each year in the performance period, as reported in the company’s Form 10-K by (ii) the sum of the average capital employed (long-term debt plus stockholders’ equity) for each year in the performance period, as reported in the company’s Annual Report on Form 10-K.
(3)	Two types of Return on Assets (ROA) awards were granted to named executive officers, based on (i) Return on Assets for the company’s Oil and Gas Segment (ROA – Total), and (ii) Return on Assets for the company’s Oil and Gas Segment (Middle East/North Africa) (ROA – MENA). In each case Return on Assets for the purposes of the award is the percentage obtained by dividing (i) the sum of the Net Income for the respective segment for each year in the performance period by (ii) the sum of the Assets for the respective segment for each year in the performance period. For the purposes of the foregoing calculation, “Net Income” will be Results of Operations for the respective segment for the applicable year and “Assets” will be the Net Capitalized Costs for the respective segment for the applicable year, in each case as reported in the Supplemental Oil and Gas Information contained in the company’s Annual Report on Form 10-K. For the purpose of the foregoing sentence, “Assets” will reflect all acquisitions, divestures and write downs during the performance period unless the senior management of the company recommends exclusion and the Executive Compensation Committee agrees.
(4)	The ROCE and all ROA thresholds would have been adjusted up or down by 2% if the three-year average forward strip West Texas Intermediate crude oil (WTI) prices as of December 31, 2013, were at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of June 30, 2013, but actual WTI prices resulted in no adjustments. All thresholds will be further adjusted up or down by 2% at the end of the performance period if actual average WTI prices over the performance period are at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of December 31, 2013.
(5)	For 2013 grants, based on target performance and grant date stock price and for 2012 grants, based on maximum performance and grant date stock price.

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Named Executive Officer 2013 Compensation Program Allocation. The allocation of the compensation elements awarded in 2013 to all named executive officers is shown below. The allocation of compensation below shows compensation based on grant date fair values of all incentive awards and compensation as reported on the Summary Compensation Table (See page 33).

2013 COMPENSATION PROGRAM ALLOCATION FOR NAMED EXECUTIVE OFFICERS(1)

CHIEF EXECUTIVE OFFICER	OTHER NAMED EXECUTIVE OFFICERS(1)

(1)	Does not include information for Dr. Irani, who ceased serving as an executive officer in May and separated from the company in 2013.

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Compensation Discussion and Analysis

Compensation Program

The Compensation Committee measures executive performance by evaluating both long-term performance of the company and the consistent achievement of short-term financial goals. This approach links executive compensation to company performance and helps maximize value creation for stockholders.

The Compensation Committee developed a compensation program designed not only to be consistent with industry practice, but also to attract and retain outstanding executives, and to provide incentives to reward them for superior performance that supports Occidental’s long-term strategic objectives.

Peer Companies. In 2013, the Compensation Committee reviewed the peer company group used in 2012 to ensure continued comparability to Occidental. The considerations taken into account, as a whole, were:

•	Alternative investment choices in the energy sector, including level of investment analyst coverage;

•	Competitors for projects and acquisitions worldwide;

•	Competitors for employees worldwide;

•	Percentages of total proved reserves and total production attributable to oil and to natural gas;

•	Oil and gas production and reserves;

•	Total revenue and the percentage derived from upstream (exploration and production) activities; and

•	Market capitalization.

Within the oil and gas industry, Occidental has a unique combination of revenue, market capitalization and proportion of production and reserves attributable to oil. Investors take this into account when making investment choices in the energy industry and Occidental competes for these investor dollars with companies of varying revenue and market capitalization levels, including companies with much larger levels. Occidental’s level of investment analyst coverage is comparable to many of the peer companies. Occidental competes for talent, projects and acquisitions worldwide against companies with both significantly larger and smaller levels of revenue and market capitalization and very different oil production profiles. This was taken into consideration in formulating an appropriate peer company group for executive compensation purposes.

The peer group does not include companies primarily in energy-related businesses such as (i) refining, (ii) midstream (transportation, storage and logistics) and marketing, or (iii) the sale and distribution of products because these companies have different investor bases, do not compete with Occidental for the same projects, and typically do not compete with Occidental for the same talent. Additionally, publicly traded limited partnerships are not included in the group because they have significantly different investor bases, corporate structures and compensation structures.

The Compensation Committee’s review of the 2012 peer group and the factors discussed above resulted in replacing Royal Dutch Shell plc with Marathon Oil Corporation, whose market capitalization, revenues, lines of business and geographical presence are more comparable to Occidental’s. In addition to Occidental, the peer companies (collectively, the peer group), effective beginning with 2013 long-term incentive awards, are:

Anadarko Petroleum Corporation Apache Corporation Canadian Natural Resources Limited Chevron Corporation ConocoPhillips	Devon Energy Corporation EOG Resources, Inc. ExxonMobil Corporation Hess Corporation Marathon Oil Corporation Total S.A.

The Compensation Committee designated this group of companies as the peer group for purposes of the TSR award granted in 2013.

The Compensation Committee also reviewed information regarding oil and gas industry and the peer group companies’ executive compensation practices, programs and data that was publicly disclosed or available. Additionally, the Compensation Committee reviewed and considered broad-based compensation surveys and related materials. The purpose of reviewing this information was to evaluate and understand how Occidental’s executive compensation program compares within the oil and gas industry, particularly with respect to types of awards, performance metrics for awards and reported levels of compensation. The information was not used to establish compensation benchmarks and the company does not benchmark executive compensation to a specific percentile within the peer group.

Elements of the Program

Salary and Other Annual Compensation. The Compensation Committee believes that overall executive compensation should include elements that reward executives for consistent performance of basic job requirements and achievement of certain short-term goals which, over time, contribute to long-term growth of stockholder value. Consistent with the Compensation Committee’s goal of emphasizing long-term compensation, salary and other annual compensation represent the smaller portion of the 2013 compensation packages of the named executive officers. Short-term compensation includes base salary and other compensation, plus an Executive Incentive Compensation Plan (Annual Incentive) award. Certain other compensation and benefits that apply to senior executives are described under “Other Compensation and Benefits” beginning on page 30.

Executive Incentive Compensation Plan Award (Annual Incentive). The Annual Incentive is composed of a Non-Equity Incentive portion (60% of target value) and a Bonus portion (40% of target

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value). The Compensation Committee sets target amounts for each senior executive, including the named executive officers, based on a review of commercially available compensation surveys and other publicly available information. In setting targets for each executive, the Compensation Committee considers each executive’s ability to influence Occidental’s performance during the one-year performance period.

The Board announced that the Annual Incentive for the Chief Executive Officer in the future would be allocated at least 80% to the Non-Equity Incentive portion and no more than 20% to the Bonus portion. However, the Board and Mr. Chazen agreed that he would not receive an Annual Incentive for 2013 and he has agreed that he not receive one during the remainder of his tenure as Chief Executive Officer.

Non-Equity Incentive Award (Performance-Based Portion). The Non-Equity Incentive (NEI) portion (60% of target value) is a performance-based cash award that is based on Occidental’s performance during the year as measured against EPS2 targets established in the first quarter of the year. EPS was chosen as the financial target for all corporate executives, including the named executive officers, because it directly impacts stockholder value, is a readily determinable measure of annual performance and rewards the executives for current operating performance. In early 2013, the Compensation Committee set the 2013 EPS targets with $7.00 per share as the target, $6.26 per share as the threshold for any payout, and $7.75 per share resulting in the maximum payout of 200% of the target value. The payout percentage for EPS values from $6.25 to $7.75 is based on a linear interpolation of values from 0% to 200%. These targets were chosen based on consideration of management’s financial models, as well as a review of analysts’ estimates of Occidental’s earnings per share for 2013 and then-current estimates of global oil prices for 2013. The EPS for 2013 as certified by the Compensation Committee was $6.954, which resulted in a payout percentage of 93% for all executives participating in this bonus program, including the named executive officers.

Bonus Award (Discretionary Portion). The Bonus portion (40% of target value) is a discretionary cash award designed to link incentive compensation directly to the performance of the particular executive. Payout is determined by the Compensation Committee’s subjective assessment of an executive’s handling of certain key performance areas within such executive’s area of responsibility, as well as the executive’s response to unanticipated challenges during the year. Key performance areas assessed by the Compensation Committee include:

•	Organizational development;

•	Succession planning;
•	Governance and ethical conduct;

•	Functional and operating accomplishments;

•	Health, environment and safety responsibilities; and

•	Encouragement of diversity.

The Board also announced that in evaluating the Chief Executive Officer’s performance, emphasis will be placed on the company’s financial performance as well as succession planning, talent development and maintaining and improving the company’s achievements in health, environmental and safety matters.

Long-Term Compensation. This portion of compensation consists of performance-based awards that provide incentives for achieving results consistent with the goal of sustained growth in stockholder value. The Compensation Committee believes that long-term compensation should represent the largest portion of an executive’s total compensation package and that the levels of payouts should reflect the company’s performance levels. During the process of determining the values of each named executive officer’s compensation package, the Compensation Committee evaluated many factors, including the following:

•	Alignment of executive and stockholder interests in achieving long-term growth in stockholder value,

•	Ensuring that maximum payouts are made only for exceptional performance,

•	Consistency with the compensation programs of peer companies[5],

•	Allocation of total compensation between long-term and short-term components, and

•	Satisfaction of the tax deductibility requirements of Section 162(m) of the Internal Revenue Code.

This portion of the executive compensation program includes three types of awards for each named executive officer other than the Chief Executive Officer: (i) an incentive based on either return on capital employed (for executives with primarily corporate level responsibilities) or two return on asset awards (one for the oil & gas division as a whole and the other for the regional oil & gas division for which the executive is responsible); (ii) performance incentives based on TSR; and (iii) performance-based restricted stock incentives. For all named executive officers, other than Mr. Chazen, the Compensation Committee awarded long-term incentives in the following percentages: 40% to either one ROCE award or to two ROA awards, 30% to the TSR award and 30% to the RSI award.

4	For purposes of the Performance-Based Portion of the Annual Incentive, Core, Basic Earnings Per Share (EPS) is computed by excluding the “Significant Items Affecting Earnings” from Occidental’s Net Income and dividing this amount by the weighted-average basic shares outstanding. For a discussion of “Significant Items Affecting Earnings,” see “Management Discussion and Analysis of Financial Condition and Results of Operations” on page 25 of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2013 (Form 10-K) and, for Basic Earnings Per Common Share see page 44 of the Form 10-K.
5	Based on publicly available 2012 information for peer companies.

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Compensation Discussion and Analysis

The following table summarizes key features of the long-term incentive components of the 2013 compensation program for named executive officers, other than Dr. Irani, who ceased serving as an executive officer in May and later separated from the company in 2013.

Summary of Long-Term Incentive Compensation

	Compensation Component	Return on Capital Employed Award	Return on Assets Awards	Total Shareholder Return Award(6)	Restricted Stock Award
	PERFORMANCE PERIOD	3 Years(2)	3 Years(2)	3 Years	3-7 Years(7)

	FORM OF PAYOUT	Stock	Stock	Stock	Stock

	PERFORMANCE BASIS	Return on Capital Employed(3)	Return on Assets for Oil and Gas segment as a whole (ROA-Total), or for the Middle East/North Africa region (ROA-MENA)(5)	TSR ranking within peer group, TSR being positive or negative, and TSR of S&P 500 Index	Cumulative Net Income

	Minimum Payout(1)	0%	0%	0%	0%
	Performance Resulting in Minimum Payout	ROCE < 9%(4)	ROA-Total < 9%(4) ROA-MENA < 12%(4)	TSR ranking of 25th percentile or less	Cumulative Net Income < $12 billion(7)
	Target Payout(1)	100%	100%	100%	100%
PAYOUT RANGE	Performance Required for Target Payout	ROCE = 12%(4)	ROA-Total = 13%(4) ROA-MENA = 16%(4)	TSR performance two-thirds of the way between the 25th percentile TSR (0% payout) and the 75th percentile TSR (150% payout)(6)	Cumulative Net Income ≥ $12 billion(7)
	Maximum Payout(1)	200%	200%	150%	100%
	Performance Required for Maximum Payout	ROCE ≥ 18%(4)	ROA-Total ≥ 20%(4) ROA-MENA ≥ 25%(4)	TSR ranking of 75th percentile or greater, TSR is positive and exceeds S&P 500 TSR	Cumulative Net Income ≥ $12 billion(7)

	ADJUSTMENTS	The ROCE and all ROA thresholds would have been adjusted up or down by 2% if the three-year average forward strip West Texas Intermediate crude oil (WTI) prices as of December 31, 2013, were at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of June 30, 2013, but actual WTI prices resulted in no adjustments. All thresholds will be further adjusted up or down by 2% at the end of the performance period if actual average WTI prices over the performance period are at least $10 greater or less than, respectively, the three-year average forward strip WTI prices as of December 31, 2013.

	HOLDING PERIOD	For all awards, a number of shares equal to 50% of net after-tax shares received are required to be retained for three years after vesting.

	TAX DEDUCTIBILITY	All awards are intended to satisfy the tax deductibility requirements of Section 162(m) of the Internal Revenue Code.

(1)	Percent of grant for TSR award, RSI award, ROCE award and all ROA awards.
(2)	Three-year performance period begins January 1, 2014 and ends December 31, 2016.
(3)	ROCE shall be the percentage obtained by dividing (i) the sum of annual net income attributable to common stock for the company, after adding back after-tax interest expense, for each year in the performance period, as reported in the company’s Form 10-K by (ii) the sum of the average capital employed (long-term debt plus stockholders’ equity) for each year in the performance period, as reported in the company’s Form 10-K.
(4)	See Adjustments row in chart for threshold adjustments.
(5)	ROA shall be the percentage obtained by dividing (i) the sum of the Net Income for the Oil and Gas Segment (Total or MENA) for each year in the performance period by (ii) the sum of the Assets for the Oil and Gas Segment (Total or MENA) for each year in the performance period. For the purposes of the foregoing calculation, “Net Income” shall be Results of Operations for the Oil and Gas Segment (Total or MENA) for the applicable year and “Assets” will be the Net Capitalized Costs (Total or MENA) for the applicable year, in each case as reported in the Supplemental Oil and Gas Information contained in the company’s Annual Report on Form 10-K. For the purpose of the foregoing sentence, “Assets” will reflect all acquisitions, divestures and write downs during the performance period unless the senior management of Occidental recommends exclusion and the Compensation Committee agrees.
(6)	Payout percent for the TSR award is determined by performance compared to the peer group and is linearly interpolated between 25th percentile and 75th percentile TSR values.
(7)	The shares become non-forfeitable on the later of June 30, 2016, through which date the executive must remain employed by the company, and the date the Compensation Committee certifies the achievement of the Cumulative Net Income threshold. If the threshold is not met by June 30, 2020, the shares are forfeited entirely.

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Compensation Discussion and Analysis

Return on Capital Employed Incentive Award. This award is a new award implemented in 2013 to ensure a high level of executive focus on one of the company’s key objectives of ensuring efficient use of capital. This award is denominated in performance shares, each of which is equal to one share of common stock. Key terms of the award are set forth in the table on page 20. At the end of the performance period, dividend equivalents will be paid with respect to the performance share level achieved in an amount equal to the dividends declared per share of common stock during the performance period.

Return on Assets Incentive Awards. These new awards were implemented in 2013 to reward operating unit executives for performance within their direct areas of responsibility and influence. These awards are denominated in performance shares, each of which is equal to one share of common stock. Key terms of the awards are set forth in the table on page 20. At the end of the performance period, dividend equivalents will be paid with respect to the performance share level achieved in an amount equal to the dividends declared per share of common stock during the performance period.

Total Shareholder Return Incentive Award. The Compensation Committee believes that the comparison of Occidental’s TSR over a specified period of time to peer companies’ returns over that same period is an objective external measure of the company’s effectiveness in translating its results into stockholder returns. TSR is the change in price of a share of common stock plus reinvested dividends, over a specified period of time, and is an indicator of management’s achievement of long-term growth in stockholder value. TSR awards use both comparative peer company (see page 18 for a discussion of the peer group) and S&P 500 Index TSRs to determine payout amounts and are not based on internal performance metrics. The TSR award also takes into account whether the company’s TSR is negative or positive. The TSR awards are designed to:

•	Reward higher returns in Occidental’s stock relative to the peer group stockholder returns, based on a percentile ranking of the TSR within the peer group. This approach neutralizes major market variables that impact the entire oil and gas industry, thereby rewarding executives for superior performance compared to peer group companies.

•	Align executive rewards with stockholder returns over a three-year period, which encourages executive focus on long-term returns.

•	Ensure above-target payouts occur only if the company’s TSR is positive and exceeds the TSR of the S&P 500 Index.

The TSR awards are denominated in performance share units, each of which is equivalent to one share of common stock. The percentage of such number of performance share units that will be payable at the end of the three-year performance period, which runs from July 1, 2013 through June 30, 2016, will depend on Occidental’s TSR performance as described in the table on page 20.

Cumulative dividend equivalents will be paid at the end of the three-year performance period and will be paid only on performance share units earned. Additional terms are summarized in the Summary of Long-Term Incentive Compensation chart on page 20.

Restricted Stock Incentive Award. Consistent with the executive compensation programs of a majority of the peer group companies, the Compensation Committee selected Restricted Stock Incentive awards (RSI award) as a component of executive long-term incentive compensation. The RSI award is a grant of shares of the company’s common stock and key terms of the award are set forth in the table on page 20. The Compensation Committee increased the performance goal from the 2012 level of $10 billion in cumulative net income to $12 billion in cumulative net income in order to make the achievement of the goal more challenging. Dividends will be paid on the shares from the grant date. Dividends received by Mr. Chazen are required to be reinvested in Occidental common stock.

Individual Compensation Considerations

Stephen I. Chazen

Mr. Chazen is the President and Chief Executive Officer of Occidental. He is responsible for all operations, financial management of the company, and in coordination with the Board of Directors, for creating and implementing the company’s strategy.

In setting the total compensation values for Mr. Chazen, the Compensation Committee considered:

•	Enhanced Value Creation and Consistent Performance: As shown in the “Business Performance Highlights” section on page 14, Occidental had a very successful year and achieved the goals that were set out at the beginning of the year. Led by Mr. Chazen and relying on a disciplined business approach, return-focused capital allocation decisions, and efficiency initiatives, the company:

-	Ended the year with core earnings of $5.6 billion or $6.95 per diluted share.[6]

-	Increased domestic production by 9,000 BOE per day in 2013 to an average 474,000 BOE per day.

-	Reduced domestic drilling costs by 24% relative to 2012.

-	Reduced operating costs by 17% to $14.43 per BOE in 2013.

-	Delivered Return on Equity of 14%, a 20% increase from 2012.

6	Core results reflect Occidental’s 2013 net income shown on page 44 of the Form 10-K after removing the effect of Significant Items Affecting Earnings described on page 25 of the Form 10-K. The company provides this adjusted measure because it believes it may be useful to investors in evaluating and comparing Occidental’s performance between periods, not as a substitute for net income.

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Compensation Discussion and Analysis

-	Delivered Return on Capital Employed of 12%, which was an 18% increase from 2012.

-	Reduced the debt to capital ratio from 16% in 2012 to 14% in 2013.

-	Increased the annualized dividend by 18.5%, the twelfth increase over the last 11 years, resulting in a compounded annual increase rate of 16%.

•	Enhanced Prospects for Future Growth: Mr. Chazen initiated several actions to improve the profitability and returns for the company including streamlining operations to improve efficiency and capitalizing on the large portfolio of growth oriented assets in the United States. He also led a strategic review of the company’s operations with the Board of Directors in order to better execute the company’s long-term strategy and enhance value for shareholders. As a result, the company:

-	Added 470 MMBOE of reserves, before divestitures, achieving an overall replacement ratio of 169%[7] and domestic reserve replacement ratio of 190%[7] with over 90% of the additions coming from organic development. Finding and development costs were correspondingly reduced to approximately $17.00 per barrel[8].

-	Generated $1.4 billion as a result of the sale of a portion of the company’s 35-percent interest in Plains All-American Pipeline, L.P. with Occidental’s remaining interest valued at approximately $4 billion as of December 31, 2013. Occidental’s original investment was $1.1 billion.

-	Purchased approximately 10.6 million shares of the company’s stock.

-	As part of the strategic review, announced;

	-	An intention to sell a minority interest in its Middle East/ North Africa operations.

	-	The pursuit of strategic alternatives for select Oil & Gas Midcontinent assets.

	-	The planned separation of Occidental’s California assets into an independent and separately traded company.
•	Identification and Development of Future Leadership: Mr. Chazen worked with the Management Succession and Talent Development Committee of the Board to ensure that the current and future leadership team is positioned to successfully meet the challenges of a dynamic industry. Specific accomplishments include:

	-	A series of engagement activities with external agencies, investors, and members of the Board to ensure succession readiness of key leaders.

	-	Continued to expand global management training initiatives and strengthened talent pipelines at all levels of the organization.

•	Organizational Effectiveness: Under the leadership of Mr. Chazen, Occidental’s performance, including the areas of Health, Environment, and Safety, Corporate Governance, Diversity, and Social Responsibility, continued to receive high praise in 2013 as evidenced by:

	-	Occidental’s 2013 employee injury and illness incidence rate (IIR) was 0.30 and contractor IIR was 0.42. For 18 consecutive years, Occidental’s worldwide employee IIR has been less than 1.0 recordable injury per 100 employees.

	-	Transition of the internal corporate culture into a more collaborative environment that fostered the team approach that led to significant improvements in drilling and operating costs in 2013.

	-	Since his appointment as Chief Executive Officer in 2011, Occidental has improved its’ female representation in senior management by over 15%.

	-	External recognitions, including:

		-	Fortune magazine’s World’s Most Admired Companies: No. 1, Mining, Crude-Oil Production for 2014, for the seventh year in a row.

		-	Corporate Responsibility Magazine: 100 Best Corporate Citizens list for 2013 and Energy Industry Sector Best Corporate Citizens for 2013.

		-	Hispanic Network Magazine: 2013 Best of the Best Lists: Top Energy, Gas and Oil Companies.

7	Calculated for a specified period by using the applicable oil-equivalent proved reserve additions divided by oil-equivalent production.
8	Occidental calculates its reserves replacement ratio for a specified period by using the applicable oil-equivalent proved reserves additions divided by oil-equivalent production. Finding costs per unit are calculated by dividing total costs incurred to add reserves for the period, including asset retirement obligations, but excluding acquisition costs, by total reserves additions from all sources for the period, excluding acquisitions. The measure may not include all the costs associated with exploration and development related to reserves added for the period, or may include costs related to reserves added or to be added in other periods, and may differ from the calculations used by other companies.

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Compensation Discussion and Analysis

Stephen I. Chazen – Mr. Chazen became President and Chief Executive Officer in May 2011. Previously, he had been President and Chief Operating Officer of Occidental since August 2010; President and Chief Financial Officer since 2007; and Chief Financial Officer since 1999. As Chief Executive Officer, Mr. Chazen is responsible for all operations, the financial management of the company, creating and implementing the company’s strategy, assisting the Board with succession planning, and working with the Board on corporate strategy, executive succession planning, executive compensation and talent development.

The components of Mr. Chazen’s compensation approved by the Compensation Committee in 2013 are set forth below:

	Range of Value on Grant Date
Compensation Element	Minimum	Target(1)	Maximum		Rationale
Base Salary	$1,400,000	$1,400,000	$1,400,000		Mr. Chazen’s base salary remained unchanged from the 2012 level. Effective January 1, 2014, Mr. Chazen’s base salary was increased to $1,500,000, based on his individual performance and information from commercially available compensation surveys and other publicly available information.
Long-Term Incentive
Restricted Stock Award(2)	$0	$5,000,000	$5,000,000	(3)	The Compensation Committee determined that Mr. Chazen’s long-term incentive value should be based on the values used for the Chief Executive Officer in 2011 and 2012.
Retirement Plans	$449,235	$449,235	$449,235		Mr. Chazen participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 30).
Other Compensation	$38,124	$38,124	$38,124		Mr. Chazen received personal benefits for tax preparation and financial counseling, excess liability insurance, physical examinations and personal use of company aircraft.
Total Compensation	$1,887,359	$6,887,359	$6,887,359

(1)	Long-Term Incentive values is shown at the target value set by the Compensation Committee, which was divided by the closing stock price of the common stock on the grant date to determine the number of shares payable upon the achievement of the target performance level. For the RSI award, this target value is the same as the grant date fair value which is shown on the Grants of Plan Based Awards table on page 35. All other values are shown at December 31, 2013 values.
(2)	RSI award details are described on page 21.
(3)	Value shown was calculated using Occidental’s common stock price on the grant date and the maximum number of shares that can be earned. Actual payout value will depend on the number of shares earned (zero or the target number of shares), based on the achievement of the performance measure, and the stock price on the date of certification of the performance achieved.

Following is a comparison of the components of Mr. Chazen’s compensation package as awarded and approved by the Compensation Committee for each of the last three years:

	Performance-Based Compensation				Non-Performance-Based Compensation		Total
Year	Non-Equity Incentive Compensation Plan Award	Restricted Stock Award	TSR Award	ROCE Award	Salary and Other	Bonus Target	Grant Date Fair Value
2013	$0	$5,000,000	$0	$0	$1,887,359	$0	$6,887,359
2012	$1,680,000	$5,000,000	$6,000,000	N/A	$2,237,977	$1,120,000	$16,037,977
2011	$1,680,000	$5,000,000	$6,000,000	N/A	$1,886,060	$1,120,000	$15,686,060

Over the last three years, the grant date fair value of the compensation program elements approved for Mr. Chazen has been reduced by more than 50% and the maximum value at the grant date has been reduced by almost 80%. With his increased focus on succession planning and assisting the Board of Directors in those efforts, as well as his accumulation of over two million shares of company common stock, the Compensation Committee did not grant him a TSR award and granted him only an RSI award at the same grant date fair value level as in 2012 and 2011.

The table immediately above compares the elements of Mr. Chazen’s compensation approved in the last three years. All performance-based awards, other than the Non-Equity Incentive, will be paid at the end of the performance period only if performance criteria are met over three to seven years.

Performance-based awards are shown at the grant date fair values as shown in the Summary Compensation Table on page 33. Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 33. Grant Date Fair Value “Total” column values assume payout of bonus at target and the performance-based compensation at the grant date fair values.

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Compensation Discussion and Analysis

Edward A. Lowe – Mr. Lowe has been Vice President of Occidental since 2008 and President, Oxy Oil and Gas - International Production since 2009. As such, Mr. Lowe is responsible for Occidental’s oil and gas operations other than those in the Americas, and for the oil and gas segment’s international business development and engineering operations.

The components of Mr. Lowe’s compensation approved by the Compensation Committee in 2013 are set forth below:

	Range of Value on Grant Date(1)
Compensation Element	Minimum	Target(2)	Maximum		Rationale
Base Salary	$575,000	$575,000	$575,000		Base salaries are reviewed annually based on several factors, including individual performance, internal equity, and information from commercially available compensation surveys and other publicly available information. Based on this review, Mr. Lowe’s base salary was increased to $575,000, effective January 1, 2013 and further increased to $625,000 effective January 1, 2014.
Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$450,000	$900,000		An annual incentive award target of $750,000 was established with a performance range of 0% to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 19. This target level is an increase over the 2012 level due to a review of internal equity and compensation surveys. Actual payouts for both components are shown in the Summary Compensation Table on page 33(3).
Bonus (Discretionary Portion)	$0	$300,000	$600,000

Long-Term Incentive
Total Shareholder Return Award(4)	$0	$1,350,000	$2,025,000	(5)	The Compensation Committee determined Mr. Lowe’s long-term incentive target value based on a number of factors, including his individual performance, internal equity compared to other senior executives and a review of industry practices based on commercially available compensation surveys and other publicly available information.
Restricted Stock Award(6)	$0	$1,350,000	$1,350,000	(5)
ROA Awards(7)	$0	$1,800,000	$3,600,000	(5)
Retirement Plans	$144,050	$144,050	$144,050		Mr. Lowe participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 30).
Other Compensation Personal Benefits	$16,720	$16,720	$16,720		Mr. Lowe received tax gross-ups related to amounts paid by Occidental for spousal travel.
Total Compensation	$735,770	$5,985,770	$9,210,770
(1)	Grant date fair values for performance-based incentive awards are not shown on this table, but are shown on the Grants of Plan Based Awards table on page 35. The Summary Compensation Table on page 33 shows grant date fair values for long-term incentive awards granted in 2013 and the payout amounts of the 2013 Annual Incentive.
(2)	Long-Term Incentive values are shown at target values determined by the Compensation Committee, which were divided by the closing stock price of the common stock on the grant date to determine the number of shares payable upon the achievement of the target performance level. Annual Incentive values are shown at target values. All other values are shown at December 31, 2013 values.
(3)	Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Mr. Chazen’s recommendation, which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 19.
(4)	TSR award details are described on page 21.
(5)	Values shown were calculated using Occidental’s common stock price on the grant date and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned, based on the level of achievement of performance measures, and the stock price on the date of certification of the performance level achieved.
(6)	RSI award details are described on page 21.
(7)	ROA award details are described on page 21.

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Compensation Discussion and Analysis

Willie C.W. Chiang – Mr. Chiang has been Executive Vice President, Operations since 2012. Prior to that he was with ConocoPhillips from 1996, most recently as Senior Vice President, Refining, Marketing, Transportation and Commercial from 2011 to 2012 and as Senior Vice President, Refining, Marketing and Transportation from 2008 to 2011. As Executive Vice President, Operations, he is responsible for oversight of Occidental’s midstream and marketing businesses, Oil & Gas Reserves, Oil & Gas Engineering, and the company’s capital allocation process.

The components of Mr. Chiang’s compensation approved by the Compensation Committee in 2013 are set forth below:

	Range of Value on Grant Date(1)
Compensation Element	Minimum		Target(2)	Maximum		Rationale
Base Salary	$600,000		$600,000	$600,000		Mr. Chiang’s base salary was determined by a review of internal equity and information from commercially available compensation surveys and other publicly available information and was maintained at the same level for 2013 as in 2012. Based on a further review, effective January 1, 2014, his base salary was increased to $625,000.
Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0		$420,000	$840,000		An annual incentive award target of $700,000 was established with a performance range of 0% to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 19. Actual payouts for both components are shown in the Summary Compensation Table on page 33 (3).
Bonus (Discretionary Portion)	$—	(3)	$280,000	$560,000
Long-Term Incentive
Total Shareholder Return Award(4)	$0		$1,350,000	$2,025,000	(5)	The target value of Mr. Chiang’s long–term incentive awards was based on a number of factors, including internal pay equity compared to other senior executives, a review of industry practices based on commercially available compensation surveys and other publicly available information.
Restricted Stock Award(6)	$0		$1,350,000	$1,350,000	(5)
ROCE Award(7)	$0		$1,800,000	$3,600,000	(5)
Retirement Plans	$174,315		$174,315	$174,315		Mr. Chiang participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 30).
Other Compensation
Personal Benefits	$32,662		$32,662	$32,662		Mr. Chiang received personal benefits for tax preparation and financial counseling, personal use of company aircraft, excess liability insurance and tax gross-ups related to the amounts paid by Occidental for spousal travel.
Total Compensation	$806,977		$6,006,977	$9,181,977
(1)	Grant date fair values for performance-based incentive awards are not shown on this table, but are shown on the Grants of Plan Based Awards table on page 35. The Summary Compensation Table on page 33 shows grant date fair values for long-term incentive awards granted in 2013 and the payout amounts of the 2013 Annual Incentive.
(2)	Long-Term Incentive values are shown at target values determined by the Compensation Committee, which were divided by the closing stock price of the common stock on the grant date to determine the number of shares payable upon the achievement of the target performance level. Annual Incentive values are shown at target values, and are subject to a minimum guaranteed amount. All other values are shown at December 31, 2013 values.
(3)	Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of the recommendation of Mr. Chazen, which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 19. Mr. Chiang’s offer letter guaranteed a 2013 Annual Incentive payment amount not less than the target amount.
(4)	TSR award details are described on page 21.
(5)	Values shown were calculated using Occidental’s common stock price on the grant date, and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned, based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.
(6)	RSI award details are described on page 21.
(7)	ROCE award details are described on page 21.

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Compensation Discussion and Analysis

Cynthia L. Walker – Ms. Walker has been Executive Vice President and Chief Financial Officer since 2012. Prior to that she was at Goldman, Sachs & Co., where she was most recently a Managing Director from 2010 to 2012, and a member of the Global Natural Resources Group and the Merger Leadership Group. Before becoming a Managing Director, she was a Vice President from 2005 to 2010. As Executive Vice President and Chief Financial Officer, she is responsible for the company’s tax, treasury, controller and planning functions.

The components of Ms. Walker’s compensation approved by the Compensation Committee in 2013 are set forth below:

	Range of Value on Grant Date(1)
Compensation Element	Minimum	Target(2)	Maximum		Rationale
Base Salary	$600,000	$600,000	$600,000		Ms. Walker’s base salary was determined by a review of internal equity and information from commercially available compensation surveys and other publicly available information.
Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$360,000	$720,000		An annual incentive award target of $600,000 was established with a performance range of 0% to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 19. Actual payouts for both components are shown in the Summary Compensation Table on page 33(3).
Bonus (Discretionary Portion)	$0	$240,000	$480,000

Long-Term Incentive
Total Shareholder Return Award(4)	$0	$630,000	$945,000	(5)	The target value of Ms. Walker’s long-term incentive awards was based on a number of factors, including internal pay equity compared to other senior executives, a review of industry practices based on commercially available compensation surveys and other publicly available information.
Restricted Stock Award(6)	$0	$630,000	$630,000	(5)
ROCE Award(7)	$0	$840,000	$1,680,000	(5)
Retirement Plans	$159,015	$159,015	$159,015		Ms. Walker participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 30).
Other Compensation
Personal Benefits	$12,355	$12,355	$12,355		Ms. Walker received personal benefits for tax preparation and financial counseling and excess liability insurance.
Total Compensation	$771,370	$3,471,370	$5,226,370
(1)	Grant date fair values for performance-based incentive awards are not shown on this table, but are shown on the Grants of Plan Based Awards table on page 35. The Summary Compensation Table on page 33 shows grant date fair values for long-term incentive awards granted in 2013 and the payout amounts of the 2013 Annual Incentive.
(2)	Long-Term Incentive values are shown at target values determined by the Compensation Committee, which were divided by the closing stock price of the common stock on the grant date to determine the number of shares payable upon the achievement of the target performance level. Annual Incentive values are shown at target values, and are subject to a minimum guaranteed amount. All other values are shown at December 31, 2013 values.
(3)	Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Mr. Chazen’s recommendation, which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 19.
(4)	TSR award details are described on page 21.
(5)	Values shown were calculated using Occidental’s common stock price on the grant date, and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned, based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.
(6)	RSI award details are described on page 21.
(7)	ROCE award details are described on page 21.

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Compensation Discussion and Analysis

Donald P. de Brier – Mr. de Brier is Corporate Executive Vice President and Corporate Secretary. As such, he is responsible for Occidental’s worldwide legal activities; corporate secretary functions; corporate compliance; health, environment and safety; communications and public affairs; and security.

The components of Mr. de Brier’s compensation approved by the Compensation Committee in 2013 are set forth below:

	Range of Value on Grant Date(1)
Compensation Element	Minimum	Target(2)	Maximum		Rationale
Base Salary	$550,000	$550,000	$550,000		Mr. de Brier’s base salary remained unchanged from the 2012 level.
Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$240,000	$480,000		An annual incentive award target was set at the same level as in 2012, $400,000, with a performance range of 0% to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 19. Actual payouts for both components are shown in the Summary Compensation Table on page 33(3).
Bonus (Discretionary Portion)	$0	$160,000	$320,000
Long-Term Incentive
Total Shareholder Return Award(4)	$0	$1,350,000	$2,025,000	(5)	The Compensation Committee determined
					Mr. de Brier’s long-term incentive target value based on a number of factors, including his individual ability to affect company performance, internal equity compared to other senior executives and a review of industry practices based on commercially available compensation surveys and other publicly available information.
Restricted Stock Award(6)	$0	$1,350,000	$1,350,000	(5)
ROCE Award(7)	$0	$1,800,000	$3,600,000	(5)
Retirement Plans	$122,355	$122,355	$122,355		Mr. de Brier participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 30).
Other Compensation
Personal Benefits	$56,215	$56,215	$56,215		Under the terms of his employment agreement, Mr. de Brier received personal benefits for security services, tax preparation and financial counseling, personal use of company’s aircraft, tax gross-ups related to the amounts paid by Occidental for spousal travel, club dues and excess liability insurance.
Total Compensation	$728,570	$5,628,570	$8,503,570
(1)	Grant date fair values for performance-based incentive awards are not shown on this table, but are shown on the Grants of Plan Based Awards table on page 35. The Summary Compensation Table on page 33 shows grant date fair values for long-term incentive awards granted in 2013 and the payout amounts of the 2013 Annual Incentive.
(2)	Long-Term Incentive values are shown at target values determined by the Compensation Committee, which were divided by the closing stock price of the common stock on the grant date to determine the number of shares payable upon the achievement of the target performance level. Annual Incentive values are shown at target values. All other values are shown at December 31, 2013 values.
(3)	Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Mr. Chazen’s recommendation, which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 19.
(4)	TSR award details are described on page 21.
(5)	Values shown were calculated using Occidental’s common stock price on the grant date and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned, based on the level of achievement of performance measures, and the stock price on the date of certification of the performance level achieved.
(6)	RSI award details are described on page 21.
(7)	ROCE award details are described on page 21.

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Compensation Discussion and Analysis

Succession Planning

In the weeks prior to the 2013 Annual Meeting of Stockholders, several directors and senior executives discussed succession planning with stockholders and stockholder advisory groups. As a result of these discussions, in April, the Board announced that Mr. Chazen would remain as Chief Executive Officer. Since then, Mr. Chazen has been working closely with Mr. Djerejian, the Chairman of the Board, and the rest of the Board on a strategic review of the company. The Board believes it is in the company’s best interests for Mr. Chazen to complete the review and implement any new strategic direction that results from the review. The Board has asked Mr. Chazen, who has agreed, to remain as Chief Executive Officer through the 2016 Annual Meeting to accomplish this. See “Corporate Governance”, beginning on page 8, for a more detailed discussion of these developments. The Board also announced in April that it would create a Management Succession and Talent Development Committee (Succession Committee) as part of its ongoing commitment to executive succession planning and development. The Succession Committee was formed in May and will maintain an active Chief Executive Officer succession plan, including time-based replacement scenarios for emergency situations and short-term and long-term horizons and will lead Chief Executive Officer searches on behalf of the Board.

Additionally, the Succession Committee will:

•	Regularly review the company’s talent development processes and programs, including recruitment and selection, retention, development and diversity elements,

•	Participate in the company’s assessment of high potential and key personnel, and

•	Actively engage in becoming familiar with and evaluating current and potential leaders in senior management.

Occidental maintains an active succession plan for its key executive officers and other senior level positions. The succession plan helps ensure the company is not disrupted by changes in key leadership roles and also provides developmental opportunities for highly capable employees who are able to move into roles of increasing responsibility.

Participants in Executive Compensation Process

The Compensation Committee obtains input, advice and information from management, investors, investor advisory groups and compensation consultants as part of the process of determining executive compensation.

Role of Management in Executive Compensation

The Compensation Committee sets compensation for Occidental’s senior executives. In 2013, Mr. Chazen’s compensation package was set only by the Compensation Committee. Mr. Chazen recommended compensation for Messrs. Lowe, Chiang and de Brier, and Ms. Walker to the Compensation Committee. Mr. Chazen, Dr. Irani and the Executive Vice President - Human Resources were present for a portion of each of the Compensation Committee meetings, but were not present when compensation decisions regarding Mr. Chazen or Dr. Irani were discussed and made. Management interacts with compensation consultants as necessary and prepares materials for each Compensation Committee meeting to assist the committee in its consideration of executive compensation programs and policies and its administration of plans and programs.

Role of Investors and Stockholder Advisory Groups

Occidental maintains an ongoing dialogue with its stockholders and certain stockholder advisory groups. The Chairman of the Compensation Committee, and directors serving on the Corporate Governance, Nominating and Social Responsibility Committee, including the Chair of that committee, participated in meetings with some of Occidental’s institutional investors and stockholder advisory groups in 2013. Meetings were conducted in person and by conference calls. Topics discussed at the meetings included succession planning, selection of performance targets and peer companies, and other compensation practices. Feedback obtained at the meetings was provided to the Compensation Committee and the full Board. Comments from investor meetings have been taken into consideration in Occidental’s ongoing efforts to improve its compensation program and the quality of its compensation disclosures.

The following changes to the executive compensation program were made based on specific suggestions or concerns raised directly by stockholders and/or stockholder advisory groups:

•	2013 TSR Awards were changed to cap payouts at the target amount if the company’s TSR result for the performance period is negative, regardless of the company’s TSR rank within the peer group, and against the S&P 500 Index. This modification was also applied retroactively to the Chief Executive Officer’s 2012 TSR award.

•	The discretionary portion of the Chief Executive Officer’s Annual Incentive (Bonus) in the future will be reduced to no more than 20% from 40%, and in evaluating the Chief Executive Officer’s performance, emphasis will be placed on the company’s financial performance as well as succession planning, talent development and maintaining and improving the company’s achievements on health, safety and environmental matters.

•	Future recruitment incentives and bonuses for senior executive officers designed to provide recruits with benefits similar to what they would forgo in order to accept a position with the company will be paid primarily in equity with retention periods.

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Role of Compensation Consultants

In 2013, Occidental participated in compensation surveys conducted by independent compensation consultants in order to better understand general external compensation practices, including executive compensation. From time to time, Occidental, through its executive compensation department or the Compensation Committee, engages a consultant to provide advice on specific compensation issues. The Board’s policy on retention of independent compensation consultants, adopted in 2009, is set forth in Occidental’s corporate governance policies at

www.oxy.com. In 2013, the Compensation Committee engaged Pay Governance LLC as compensation consultants to advise and recommend on the design of long-term incentives for executives and on the design of director compensation programs. The Compensation Committee reviewed the independence of Pay Governance LLC under the Securities and Exchange Commission and New York Stock Exchange Listed Company Manual Standards and found it to be independent and without conflicts of interest.

Risk Management of Compensation Policies and Practices

Although the executive compensation program has a high percentage of pay that is performance-based, the Compensation Committee believes the program does not encourage unnecessary or excessive risk-taking. The Compensation Committee believes that the program, through a balanced set of performance metrics, enhances Occidental’s business performance by encouraging appropriate levels of risk-taking by executives. The Compensation Committee believes that any potential risk of the executive compensation program influencing behavior that could be inconsistent with the overall interests of Occidental and its stockholders is mitigated by several factors:

•	Program elements that use both annual and longer-term performance periods, with the most substantial portion having terms of at least three years.

•	Transparent performance metrics that use absolute and relative measures readily ascertainable from public information.

•	Use of external performance metrics, such as TSR, for a significant portion of the long-term performance-based incentive awards.

•	Comparative nature of the TSR performance measure, which neutralizes the potential impact volatile world oil prices could have on the company’s TSR.

•	Use of internal performance metrics, such as ROCE and ROA, that are transparent and publicly disclosed in the Annual Report on Form 10-K, and reported consistently with the Securities and Exchange Commission rules and regulations and United States Generally Accepted Accounting Principles.

•	Adjustment of threshold performance levels for ROCE and ROA awards to moderate the effects of commodity prices on performance levels achieved.

•	Payouts of long-term incentive awards that are 100% in stock rather than cash.

•	Stringent share ownership guidelines for executives and the additional requirement that named executive officers retain a number of shares equal to at least 50% of net after-tax shares acquired through equity awards granted after 2009 for at least three years following vesting of such awards.

•	Forfeiture provisions for unvested awards in the event of violations of Occidental’s Code of Business Conduct.

Certification of Previously Granted Performance Stock Awards

Total Shareholder Return Awards

In July 2009, the Compensation Committee granted TSR awards to the then-named executive officers. The TSR awards granted in 2009 were performance-based awards based on Occidental’s TSR compared to the TSR of other peer companies9 over a four-year period, July 15, 2009, through July 14, 2013, and were payable from 0 to 200% depending on Occidental’s performance. The TSR awards were certified for payment in July 2013 by the Compensation Committee. Occidental ranked in the middle third of the peer group with a TSR of 57%, and, as a result, the payout was at 81% of the target share units for each of the participating named executive officers. The amounts earned were: Mr. Chazen - $10,881,855; Mr. Lowe - $1,360,322; Mr. de Brier - $2,176,497; and Dr. Irani - $24,483,994. The amounts were paid 60% in shares of common stock and 40% in cash. The payout amounts are included in the Options Exercised and Stock Vested table on page 39.

In October 2010, the Compensation Committee granted TSR awards to the then-named executive officers. The TSR awards granted in 2010 were performance-based awards based on Occidental’s TSR compared to the TSR of other peer companies10 over a three-year period, October 13, 2010, through October 12, 2013, and were payable from 0 to 100% depending on Occidental’s performance. The TSR awards were certified for payment in October 2013 by the Compensation Committee. Occidental ranked eighth in the peer group with a TSR of 25%, and, as a result, the payout was at 20% of the performance share units for all of the participating named executive officers. The amounts earned were: Mr. Chazen - $3,625,278; Mr. Lowe - $1,268,871; Mr. de Brier - $1,450,111; and Dr. Irani - $4,531,573. The amounts were paid 50% in shares of common stock and 50% in cash. The payout amounts are included in the Options Exercised and Stock Vested table on page 39.

9	The peer companies were Anadarko Petroleum Corporation, Apache Corporation, BP p.l.c., Chevron Corporation, ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation and Royal Dutch Shell p.l.c.
10	In addition to Occidental, the peer companies were Anadarko Petroleum Corporation, Apache Corporation, Canadian Natural Resources Limited, Chevron Corporation, ConocoPhillips, Devon Energy Corporation, EOG Resources, Inc., ExxonMobil Corporation, Hess Corporation, Marathon Oil Corporation and Royal Dutch Shell p.l.c.

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Compensation Discussion and Analysis

Restricted Stock Awards

In October 2010, the Compensation Committee granted RSI awards to the then-named executive officers. The RSI awards granted  in 2010 were performance-based awards based on Occidental’s cumulative reported net income amount during the period October 1, 2010, and ending no later than September 30, 2017. The shares were designed to become non-forfeitable on the later of October 12, 2013, provided the executive remained employed through that date, and the date the Compensation Committee certified the achievement of the performance goal. In

October 2013, the Compensation Committee certified that the performance goal had been met with a cumulative net income of $16.8 billion during the performance period, which exceeded the threshold of $10 billion, resulting in a payout of 100% of the shares granted. The amounts earned were: Mr. Chazen - $4,531,573; Mr. Lowe - $1,586,089; Mr. de Brier - $1,812,687; and Dr. Irani - $5,664,467. The payout amounts are included in the Options Exercised and Stock Vested table on page 39.

Other Compensation and Benefits

Occidental does not have a defined benefit pension program that provides salaried employees a fixed monthly retirement payment.

Qualified Defined Contribution Plans

All salaried employees on the U.S. dollar payroll, including the named executive officers, are eligible to participate in one or more tax-qualified, defined contribution plans. The defined contribution retirement plan provides for periodic contributions by Occidental based on annual cash compensation and age, up to certain levels pursuant to Internal Revenue Service (IRS) regulations. For 2013, the defined contribution 401(k) savings plan permitted employees to save a percentage of their annual salary up to the $255,000 limit set by IRS regulations, and the employee pre-tax contribution was limited to $17,500. Employees may direct their contributions to a variety of investments. Occidental generally matches employee contributions with Occidental common stock on a dollar-for-dollar basis, in an amount up to 6% of the employee’s base salary. The amounts contributed to the qualified plans on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table on page 33. As of December 31, 2013, the aggregate balances under the qualified plans were: Mr. Chazen - $2,155,785; Mr. Lowe - $2,810,044; Mr. Chiang - $79,034; Ms. Walker - $7,808; Mr. de Brier - $3,788,225; and Dr. Irani - $5,090,480. The named executive officers, other than Ms. Walker and Mr. Chiang, are fully vested in their account balances under the qualified plans.

Nonqualified Defined Contribution Retirement Plan

Occidental’s nonqualified retirement plan is described on page 40. The amounts contributed to the nonqualified retirement plan on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table

on page 33. Company contributions, aggregate earnings and aggregate balances for the named executive officers in the nonqualified retirement plan are included in the Nonqualified Deferred Compensation table on page 40.

Nonqualified Deferred Compensation Plan

Occidental’s nonqualified deferred compensation plan is described on page 40. The amounts of salary and bonuses deferred by the named executive officers are included as compensation in the “Salary,” “Bonus” and “Non-Equity Incentive Compensation” columns of the Summary Compensation Table on page 33, as appropriate, in the year of deferral. The above-market portion of the accrued interest on deferred amounts is reported in the “Change in

Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table. Contributions, aggregate earnings and aggregate balances for the named executive officers for the nonqualified deferred compensation plans are shown in the Nonqualified Deferred Compensation table on page 40.

Employment Arrangements

Employment agreements, offer letters or retention and severance arrangements may be offered to key executives for recruitment and retention purposes and to ensure the continuity and stability of management. The employment agreements for Mr. Chazen and Mr. de Brier, the only named executive officers with employment agreements, the offer letters for Ms. Walker and Mr. Chiang, the retention payment and separation benefit arrangements for Mr. Lowe, and Dr. Irani’s Settlement Agreement are discussed under “Potential Payments Upon Termination or Change of Control” beginning on page 41.

Security

Personal security services, including home detection and alarm systems and personal security guards, are provided to certain executives to address perceived risks, at allocated costs based on actual charges and presented to the Compensation Committee.

Tax Preparation and Financial Planning

A select group of executives, including each of the named executive officers, is eligible to receive reimbursement for financial planning and investment advice, including legal advice related to tax and financial matters, and in Dr. Irani’s case, investment services. Eligible executives are required to have their personal tax returns prepared by a tax professional qualified to practice before the Internal Revenue Service in order to ensure compliance with applicable tax laws.

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Corporate Aircraft Use

Executives and directors may use corporate aircraft for personal travel, if space is available. The named executive officers and directors reimburse Occidental for personal use of company aircraft, including any guests accompanying them, at not less than the standard industry fare level rate (which is determined in accordance with IRS regulations).

Insurance

Occidental offers a variety of health coverage options to all employees. Senior executives participate in these plans on the same terms as other employees. In addition, for all employees above a certain job level, Occidental will pay for an annual physical examination. The company provides all salaried employees with life insurance equal to twice the employee’s base salary. For certain senior employees, Occidental increases that to three times base salary. Occidental also provides senior executives with excess liability insurance coverage.

Other

Other benefits are included under “All Other Compensation” in the Summary Compensation Table on page 33.

Stock Ownership Guidelines

Occidental has had minimum stock ownership guidelines for Occidental’s senior management since 1996. For more information on Occidental’s stock ownership guidelines, see www.oxy.com. The target ownership level for the Chief Executive Officer is ten times annual base salary and for the other named executive officers is five times annual base salary. As of February 28, 2014, each of the currently employed named executive officers held stock in excess of the guidelines, holding from 10 to 151 times annual base salary (see “Beneficial Ownership of Directors and Officers” on page 48). Additionally, named executive officers are required to retain a number of shares equal to 50% of the net after-tax shares received pursuant to equity awards granted after 2008 for at least three years after the vesting date.

Equity Grant Practices

The Compensation Committee generally grants equity awards at its regularly scheduled July meeting, normally held the day before the regularly scheduled Board meeting. Board meeting dates are set in the prior year. Mr. Chazen’s grant was made at the regularly scheduled July meeting of the Compensation Committee. However, due to the Board’s review of and modifications to the executive compensation program, in 2013, the grants for the named executive officers other than Mr. Chazen were made at the end of July, several weeks after the regularly scheduled Board meeting. The grant date value of Occidental stock is based on the closing price on the New York Stock Exchange on the day the Compensation Committee grants equity awards. As specifically authorized by the terms of the 2005 Long-Term Incentive Plan, the Compensation Committee has delegated to the Chief Executive Officer, as a Director, the authority to grant awards in the event a new employee is hired between Compensation Committee meeting dates, and an equity award has been deemed to be an important element in persuading the employee to join Occidental. In such cases, the award is generally made on the date the employee starts employment. Any such award granted to an executive officer is subsequently reported to the Compensation Committee.

The Compensation Committee does not anticipate granting any additional options or stock appreciation rights to Occidental’s named executive officers at this time. To the extent that any such awards are granted in the future, such grants would vest on a pro rata basis in the event of the grantee’s death; and, if such awards are performance-based, payout of any vested portion would continue to be subject to satisfaction of the performance objective. Beginning in 2010, equity grants vest on a limited basis in the event of a change of control, as described in “Summary of Award Terms” on page 36.

The 2005 Long-Term Incentive Plan provides that no individual may be granted awards under that Plan in excess of the specified Plan limits. For purposes of applying the share limit, the target incentive value of awards, regardless of whether equity or cash awards, may be converted to a share unit equivalent.

Consequences of Misconduct

In 1997, Occidental’s Board of Directors adopted a Code of Business Conduct that prohibits any officer, employee or director from violating or circumventing any law of the United States or a foreign country during the course of his or her employment. The Audit Committee of the Board of Directors oversees compliance with the Code of Business Conduct and has put in place procedures, including a compliance hotline, to ensure that all violations or suspected violations of the Code of Business Conduct are reported promptly, without fear of retaliation. In general, misconduct may have several consequences, including the following:

•	If a named executive officer were found to have violated the Code of Business Conduct, the officer would be subject to disciplinary action, which may include termination, referral for criminal prosecution and reimbursement to Occidental or others for any losses or damages resulting from the violation.

•	Stock awards may be forfeited in whole or in part in the case of an employee’s termination for cause.

•	Beginning with the awards granted in 2008, awards for continuing employees may be forfeited in whole or in part for violations of the Code of Business Conduct or other provisions of the award agreement.

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Compensation Discussion and Analysis

Tax Deductibility Under Section 162(m)

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of non-performance-based compensation that Occidental may deduct in any one year with respect to certain of its highest-paid executive officers. Certain qualified performance-based compensation is not subject to the deduction limit. The ROCE awards, both forms of the ROA awards, TSR awards and RSI awards, but not the Annual

Incentive awards, granted in 2013 to executive officers subject to Section 162(m) are expected to be tax deductible. Although tax consequences are considered in its compensation decisions, the Compensation Committee has not adopted a policy that all compensation must be deductible. Rather, the Compensation Committee gives priority to the overall compensation objectives discussed above.

Compensation Committee Report

The Executive Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis for the year ended December 31, 2013. Based on these reviews and discussions, the Executive Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2014 Annual Meeting of Stockholders.

Respectfully submitted,

THE EXECUTIVE COMPENSATION COMMITTEE

Carlos M. Gutierrez (Chair)
Spencer Abraham
Howard I. Atkins
John E. Feick
Margaret M. Foran
Avedick B. Poladian

Occidental Petroleum Corporation 32

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Executive Compensation Tables

EXECUTIVE COMPENSATION TABLES

Executive Compensation Tables

Set forth below are tables and information showing for Mr. Chazen, Occidental’s principal executive officer; Ms. Walker, Occidental’s principal financial officer; the three other most highly compensated named executive officers who were serving as executive officers on December 31, 2013; and Dr. Irani, who ceased serving as an executive officer in May 2013, and is included because he would have been among the three most highly compensated executive officers had he been an executive officer on December 31, 2013: (1) in summary form, the compensation attributed to such executives for 2013, 2012 and 2011, as applicable; (2) the equity and non-equity incentive awards granted to such executives in 2013; (3) the outstanding equity awards held by such executives as of December 31, 2013; (4) the options exercised by such executives and their stock awards vested during 2013; (5) the required information related to the nonqualified deferred compensation plans for such executives; and (6) the required information related to potential payments upon termination or change of control for such executives. The compensation tables should be read in conjunction with the Compensation Discussion and Analysis (see page 14), which explains Occidental’s compensation plans and philosophy and provides information about the compensation decisions made with respect to the named executive officers in 2013.

Summary Compensation Table

The table below and the accompanying footnotes summarize the 2013, 2012 and 2011 compensation, as applicable, for the principal executive officer, the principal financial officer and the other named executive officers.

Summary Compensation Table

								Non-Equity
					Stock		Option	Incentive Plan	All Other
		Salary		Bonus	Awards		Awards	Compensation	Compensation		Total
Name	Year	($)(1)		($)(2)	($)(3)		($)	($)(4)	($) (5)		($)
Stephen I. Chazen President and Chief Executive Officer	2013	$1,400,000		$0	$5,000,000	(6)	$0	$0	$487,359		$6,887,359
	2012	$1,400,000		$1,120,000	$17,795,076		$0	$7,366,000	$837,977		$28,519,053
	2011	$1,266,667		$1,340,000	$18,137,049		$0	$10,497,000	$486,060		$31,726,776
Edward A. Lowe Vice President and President, Oxy Oil and Gas - International Production	2013	$575,000		$300,000	$4,755,373	(7)	$0	$420,000	$160,770		$6,211,143
	2012	$550,000		$260,000	$3,520,000		$0	$2,211,750	$219,747		$6,761,497
	2011	$500,000		$170,000	$3,520,000		$0	$1,269,000	$192,020		$5,651,020
Willie C.W. Chiang Executive Vice President, Operations	2013	$600,000		$808,000 (8)	$4,757,581	(9)	$0	$392,000	$206,977		$6,764,558
	2012	$336,364		$978,000	$5,320,081		$0	$122,000	$54,358		$6,810,803
Cynthia L. Walker Executive Vice President and Chief Financial Officer	2013	$600,000		$264,000	$2,220,345	(10)	$0	$336,000	$171,370		$3,591,715
	2012	$243,182		$1,007,560	$3,878,240		$0	$122,000	$26,540		$5,277,522
Donald P. de Brier Corporate Executive Vice President and Corporate Secretary	2013	$550,000		$276,000	$4,757,581	(11)	$0	$224,000	$178,570		$5,986,151
	2012	$550,000		$160,000	$3,520,000		$0	$2,800,000	$219,399		$7,249,399
	2011	$550,000		$160,000	$3,520,000		$0	$3,334,800	$226,328		$7,791,128
Ray R. Irani Former Executive Chairman(12)	2013	$2,175,000	(13)	$0	$0		$0	$1,395,000	$17,078,988	(14)	$20,648,988
	2012	$1,300,000		$1,000,000	$25,688,833		$0	$15,798,750	$1,821,437		$45,609,020
	2011	$1,300,000		$1,250,000	$26,458,255		$0	$19,058,250	$1,700,189		$49,766,694

33 2014 Notice of Annual Meeting and Proxy Statement

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Executive Compensation Tables

(1)	The amounts shown in 2013 reflect increases for Mr. Lowe due to internal equity, market and performance considerations. For information on salaries see page 18 and the individual compensation tables on pages 23 to 27.
(2)	The 2013 amounts shown represent the discretionary portion of the executive’s Annual Incentive award, which is paid in the first quarter of the following year, and, for Mr. Chiang, 2013 includes a $500,000 cash sign-on bonus paid on the one-year anniversary of his employment by the company.
(3)	Awards that are payable in stock or based on stock value are stated at the grant date fair value, which incorporates the value of Occidental’s stock as well as the estimated payout percentage as of the grant date. See Note 12 to Consolidated Financial Statements in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2013 regarding assumptions underlying valuation of equity awards.
(4)	For 2013, the amounts represent only the performance-based portion of the executive’s Annual Incentive award. The payout related to the Annual Incentive award was determined based on Occidental’s attainment of specified earnings per share targets. For information on the payment of this award, see “Compensation Discussion and Analysis” on page 19. For 2012 and 2011, includes the cash portion of payouts for long-term performance-based awards that were granted in 2008 and 2009 under a prior compensation program.
(5)	The following table shows “All Other Compensation” amounts for 2013 for Named Executive Officers other than Dr. Irani, who ceased serving as an executive officer in May and separated from the company in 2013, and whose “All Other Compensation” amounts are set forth in footnote 14 below.

All Other Compensation
	Stephen I. Chazen		Edward A. Lowe		Willie C.W. Chiang		Cynthia L. Walker		Donald P. de Brier
Savings Plan(a)	$15,300		$14,375		$15,300		$—		$15,300
Supplemental Retirement Plan II(b)	$433,935		$129,675		$159,015		$159,015		$107,055
Personal Benefits	$38,124	(c)	$16,720	(d)	$32,662	(e)	$12,355	(f)	$56,215	(g)
Total	$487,359		$160,770		$206,977		$171,370		$178,570
(a)	The amount shown is the company’s contribution to the Occidental Petroleum Corporation Savings Plan (the “Savings Plan”) described on page 30.
(b)	The amount shown is the company’s contribution to the Occidental Petroleum Corporation Supplemental Retirement Plan II (the “Supplemental Retirement Plan II”) described on page 40.
(c)	Includes tax preparation and financial counseling, excess liability insurance, physical examinations and personal use of company aircraft. The value of aircraft usage is the estimated incremental cost of personal use of the aircraft, less the reimbursement amount paid to the company. Incremental costs include landing fees, fuel and additional flight staff costs, such as hotel accommodations and meals, and any repositioning of aircraft for personal usage.
(d)	Represents tax gross-ups related to the amounts paid by Occidental for spousal travel.
(e)	Includes tax preparation and financial counseling, personal use of company aircraft, excess liability insurance, and tax gross-up related to the amounts paid by Occidental for spousal travel ($1,881). See footnote (c) above for calculation of value of aircraft usage.
(f)	Includes tax preparation and financial counseling and excess liability insurance.
(g)	Includes security services, tax preparation and financial counseling ($30,000), personal use of company’s aircraft, tax gross-ups related to the amounts paid by Occidental for spousal travel ($3,953), club dues and excess liability insurance.

(6)	The amount shown reflects the grant date fair value of the 2013 RSI award.
(7)	The amount shown includes the grant date fair values of the 2013 TSR, RSI, ROA–Total and ROA–MENA awards. The maximum number of Occidental stock and share equivalents that can be issued under the ROA (Total) and ROA (MENA) awards is 39,144 shares, and, under the TSR award is 22,019, which, using $91.97, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $3.6 million and $2.0 million, respectively. The ultimate payout value may be significantly less than the maximum and the amount shown on the table, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock on the award certification date.
(8)	Includes a $500,000 cash sign-on bonus paid on the one-year anniversary of Mr. Chiang’s employment by the company, and $308,000 for the discretionary portion of his Annual Incentive award.
(9)	The amount shown includes the grant date fair values of the 2013 TSR, RSI and ROCE awards. The maximum number of Occidental stock and share equivalents that can be issued under the ROCE award is 39,144 shares, and, under the TSR award is 22,019, which, using $91.97, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $3.6 million and $2.0 million, respectively. The ultimate payout value may be significantly less than the maximum and the amount shown on the table, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock on the award certification date.
(10)	The amount shown includes the grant date fair values of the 2013 TSR, RSI and ROCE awards. The maximum number of Occidental stock and share equivalents that can be issued under the ROCE award is 18,268 shares, and, under the TSR award is 10,277, which, using $91.97, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $1.68 million and $945,176, respectively. The ultimate payout value may be significantly less than the maximum and the amount shown on the table, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock on the award certification date.
(11)	The amount shown includes the grant date fair values of the 2013 TSR, RSI and ROCE awards. The maximum number of Occidental stock and share equivalents that can be issued under the ROCE award is 39,144 shares, and, under the TSR award is 22,019, which, using $91.97, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $3.6 million and $2.0 million, respectively. The ultimate payout value may be significantly less than the maximum and the amount shown on the table, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock on the award certification date.
(12)	Dr. Irani was an executive officer of the company until May 2013 and resigned from the Board of Directors on May 15, 2013. He was separated from the company effective December 31, 2013, as described in Potential Payments Upon Termination or Change of Control (see page 41).
(13)	Includes salary of $1,300,000 and unused vacation pay of $875,000 paid in accordance with the terms of the Settlement Agreement covering his separation from the company effective as of December 31, 2013. See Potential Payments Upon Termination or Change of Control (see page 45).
(14)	The amount includes a $14,000,000 payment in connection with his separation from the company (see Potential Payments Upon Termination or Change of Control on page 45), $15,300 credited pursuant to the Savings Plan; $394,215 credited pursuant to the Supplemental Retirement Plan II; $92,031 for life insurance premiums; and $2,577,442 in the aggregate for personal benefits. Personal benefits include security service ($572,503), tax preparation and financial planning services ($433,764), legal fees ($896,361), excess liability insurance and personal use of company aircraft ($673,699).The value of aircraft usage is the estimated incremental cost of personal use of the aircraft, less the reimbursement amount paid to the company.

Occidental Petroleum Corporation 34

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Executive Compensation Tables

Grants of Plan-Based Awards

The table below summarizes the plan-based awards granted by the Compensation Committee to the named executive officers in 2013: Executive Incentive Compensation Plan (Non-Equity Incentive Portion) – EICP, Total Shareholder Return Incentive Awards – TSR, Restricted Stock Incentive Awards – RSI, Return on Capital Employed Awards – ROCE, Return on Assets Awards–Total – ROA-T, and Return on Assets Awards–MENA – ROA-M. Summary tables of key terms of the award agreements are on pages 20 and 36. For additional information on the performance objectives and determination of threshold, target and maximum payouts for these awards, see Compensation Discussion and Analysis beginning on page 14. For the actual amounts earned under the EICP awards, see the Summary Compensation Table on page 33.

The equity incentive awards listed below are the only stock awards granted to the named executive officers in 2013. No option awards or non-performance-based stock awards were granted in 2013. Option awards have not been granted since 2006.

Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	All Other Option Awards: Number of Securities	Exercise or Base Price	Grant Date Fair Value of Stock and
Name/ Type of Grant		Grant Date	Threshold $	Target $	Maximum $	Threshold # Shares	Target # Shares	Maximum # Shares	Shares or Units (# Shares)	Underlying Options (# Shares)	of Option Awards ($)	Option Awards ($)
Stephen I. Chazen
EICP	(1)		$0	$0	$0
RSI	(2)	7/10/13					56,004					$5,000,000
Edward A. Lowe
EICP	(1)		$6,000	$450,000	$900,000
TSR	(3)	7/22/13				147	14,679	22,019				$918,045
RSI	(2)	7/22/13					14,679					$1,350,000
ROA-T	(4)	7/22/13				1,224	4,893	9,786				$579,687
ROA-M	(4)	7/22/13				3,670	14,679	29,358				$1,907,641
Willie C.W. Chiang
EICP	(1)		$5,600	$420,000	$840,000
TSR	(3)	7/22/13				147	14,679	22,019				$918,045
RSI	(2)	7/22/13					14,679					$1,350,000
ROCE	(4)	7/22/13				4,893	19,572	39,144				$2,489,536
Cynthia L. Walker
EICP	(1)		$4,800	$360,000	$720,000
TSR	(3)	7/22/13				69	6,851	10,277				$428,488
RSI	(2)	7/22/13					6,851					$630,000
ROCE	(4)	7/22/13				2,284	9,134	18,268				$1,161,857
Donald P. de Brier
EICP	(1)		$3,200	$240,000	$480,000
TSR	(3)	7/22/13				147	14,679	22,019				$918,045
RSI	(2)	7/22/13					14,679					$1,350,000
ROCE	(4)	7/22/13				4,893	19,572	39,144				$2,489,536
Ray R. Irani
EICP	(1)		$20,000	$1,500,000	$3,000,000
(1)	Payout at threshold assumes EPS of $6.26.
(2)	Dollar value shown represents the estimated grant date fair value of the full number of shares granted which become non-forfeitable on the later of the vesting date (July 9, 2016 for Mr. Chazen and July 21, 2016 for the other named executive officers), through which date the executive must remain employed by the company, and the date the Compensation Committee certifies the achievement of the performance goal, which must be met no later than June 30, 2020. The RSI award does not have threshold to maximum payout ranges.
(3)	Actual payout may range from zero to the maximum number of performance share units. Awards will be paid out 100% in stock in a number of shares equal to the number of performance share units earned on the date of certification of the attainment of the performance goals. The target shares represent the target number of performance shares granted on the grant date, representing a payout of 100%. Threshold shares represent Occidental’s performance just above the 25th percentile, resulting in an assumed payout of 1% of the target number of performance share units. The actual percentage payout would be linearly interpolated between the 25th percentile TSR performance (0% payout) and the 75th percentile TSR performance (150% payout). The estimated fair value of the TSR at the grant date is based on the projected performance at the grant date for Occidental indicating a payout of 68% of the target number of performance share units . See Note 12 to Consolidated Financial Statements in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2013, regarding assumptions underlying valuation of equity awards.
(4)	Dollar value shown represents the estimated grant date fair value of the target number of performance share units granted. The estimated fair value of the ROCE, ROA-T, and ROA-M is based on the projected performance at the grant date for Occidental indicating payouts of approximately 138%, 129%, and 141%, respectively. The actual payout may range from 0% to 200% of the target number of performance share units and will be paid out 100% in stock. Threshold shares represent a 25% payout percentage, which would be achieved with a return meeting the minimum threshold of 9% ROCE, 9% ROA-T, and 12% ROA-M.

35 2014 Notice of Annual Meeting and Proxy Statement

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Executive Compensation Tables

Summary of Award Terms

The table on page 20 sets forth terms of the long-term incentive awards granted in 2013 and the description in “Executive Incentive Compensation Plan Award (Annual Incentive)” on pages 18 to 19 sets forth the terms of the Annual Incentive. The following table sets forth the forfeiture and change in control features of the awards.

Summary of Award Terms
	Executive Incentive Compensation Plan (Non-Equity Incentive Portion)	Total Shareholder Return, Return on Capital Employed and all Return on Asset Awards	Restricted Stock Awards
FORFEITURE PROVISIONS	The Chief Executive Officer may determine eligibility for target awards and any payout to participants who exit employment during the plan year.

If the grantee dies, becomes permanently disabled, retires with the consent of the company less than 12 months after the grant date(1), or is terminated for the convenience of Occidental during the performance period, then the grantee will forfeit a pro rata portion of the payout based on the days remaining in the performance period after the termination event.

If the grantee fails to comply with any provision of Occidental’s Code of Business Conduct or any provision of the grant agreement, the company may reduce the award.

Shares of stock will become non-forfeitable on the later of the vesting date (July 9, 2016 in the case of the CEO and July 21, 2016 in the case of the other NEOs) and the certification by the Compensation Committee of the achievement of reported Cumulative Net Income of $12 billion for the period beginning with July 1, 2013. The Cumulative Net Income threshold must be reached by June 30, 2020, or the shares will be forfeited in their entirety.

If the grantee dies, becomes permanently disabled, retires with the consent of the company, or is terminated for the convenience of Occidental prior to the vesting date (July 9, 2016 in the case of the CEO and July 21, 2016 in the case of the other NEOs), then the grantee will forfeit a pro rata portion of the shares based on the days remaining until the vesting date (July 9, 2016 in the case of the CEO and July 21, 2016 in the case of the other NEOs) after the termination event(1).

If the grantee fails to comply with any provision of Occidental’s Code of Business Conduct or any provision of the grant agreement, the company may reduce the award.

CHANGE IN CONTROL	The Plan may be amended as a result of acquisition, divestiture or merger with Occidental.	In the event of a Change in Control(2) during the performance period, the target number of performance shares convert to an equivalent number of shares of restricted stock with 50% of such shares received on a net after-tax basis subject to a 3-year holding period through the earlier of the date of the grantee’s termination as a result of the Change in Control or the last day of the performance period.	In the event of a Change in Control(2) prior to July 21, 2016, a pro rata portion of the shares based on the days remaining until the vesting date (July 9, 2016 in the case of the CEO and July 21, 2016 in the case of the other NEOs) following the later of the date of the change in control and the date of the termination of the grantee’s employment will become non-forfeitable(1). The remaining shares will be forfeited.

In the event of a Change in Control after the vesting date (July 9, 2016 in the case of the CEO and July 21, 2016 in the case of the other NEOs), but prior to certification of the performance threshold, the shares of stock will become non-forfeitable.

(1)	Mr. Chazen’s RSI award provides that if prior to the vesting date of July 9, 2016, he retires with the consent of the company, then the number of shares shall not be reduced.
(2)	A Change in Control Event under the 2005 Long-Term Incentive Plan generally includes a 20% or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, sale of substantially all of Occidental’s assets or stockholder approval of a liquidation of Occidental.
Occidental Petroleum Corporation 36

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Executive Compensation Tables

Outstanding Equity Awards

The table below sets forth the outstanding equity awards held by the named executive officers as of December 31, 2013, including Restricted Stock Incentive Awards, Total Shareholder Return Incentive Awards, Return on Capital Employed Awards, Return on Asset (Total) Awards, Return on Asset (MENA) Awards, Restricted Stock Recruitment Awards and options.

The Restricted Stock Incentive Awards (RSI), Total Shareholder Return Incentive Awards (TSR), Return on Capital Employed Awards (ROCE), Return on Asset (Total) Awards (ROA-T), Return on Asset (MENA) Awards (ROA-M) are performance-based awards with payouts that depend on the outcome of the performance criteria and the price of Occidental’s stock on the award certification date, with the possibility of no payout if performance criteria are not met. These are long-term awards with three-year and three-to seven-year performance periods, as applicable, that, based on achievement of performance criteria, will vest or become nonforfeitable between 2014 and 2020. The values shown for the TSR, ROCE, ROA-T, and ROA-M awards in the table below are shown at threshold, target, estimated performance, or maximum levels, as described below. Actual payouts, if any, will reflect actual performance, which may be at lower or higher levels than shown below, and on the price of the company’s stock at the time of payout.

Outstanding Equity Awards at December 31, 2013

		Option Awards				Stock Awards
Name / Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Stephen I. Chazen
RSI	7/13/11								48,558	(2)		$4,617,866(2)
RSI	7/11/12								59,123	(3)		$5,622,597(3)
RSI	7/10/13								56,004	(4)		$5,325,980(4)
TSR	7/13/11								19,424	(5,6)		$1,847,222(5)
TSR	7/11/12								23,650	(5,7)		$2,249,115(5)
Edward A. Lowe
RSI	7/13/11								15,539	(2)		$1,477,759(2)
RSI	7/11/12								18,920	(3)		$1,799,292(3)
RSI	7/22/13								14,679	(4)		$1,395,973(4)
TSR	7/13/11								6,216	(5,6)		$591,142(5)
TSR	7/11/12								7,568	(5,7)		$719,717(5)
TSR	7/22/13								14,679	(5,8)		$1,395,973(5)
ROA-M	7/22/13								3,670	(9)		$349,017(9)
ROA-T	7/22/13								1,224	(9)		$116,402(9)
Willie C.W. Chiang
RSI	7/11/12								18,920	(3)		$1,799,292(3)
RSI	7/22/13								14,679	(4)		$1,395,973(4)
TSR	7/11/12								7,568	(5,7)		$719,717(5)
TSR	7/22/13								14,679	(5,8)		$1,395,973(5)
ROCE	7/22/13								4,893	(9)		$465,324(9)
Cynthia L. Walker
RSI	8/06/12								9,065	(3)		$862,082(3)
RSI	7/22/13								6,851	(4)		$651,530(4)
RSRA	8/06/12					10,000	(10)	$951,000			$
TSR	8/06/12								3,626	(5,7)		$344,833(5)
TSR	7/22/13								6,851	(5,8)		$651,530(5)
ROCE	7/22/13								2,284	(9)		$217,208(9)

37 2014 Notice of Annual Meeting and Proxy Statement

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Executive Compensation Tables

		Option Awards				Stock Awards
Name / Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Donald P. de Brier
RSI	7/13/11							15,539	(2)	$1,477,759(2)
RSI	7/11/12							18,920	(3)	$1,799,292(3)
RSI	7/22/13							14,679	(4)	$1,395,973(4)
TSR	7/13/11							6,216	(5,6)	$591,142(5)
TSR	7/11/12							7,568	(5,7)	$719,717(5)
TSR	7/22/13							14,679	(5,8)	$1,395,973(5)
ROCE	7/22/13							4,893	(9)	$465,324(9)
Ray R. Irani
RSI	7/13/11							40,008	(2)	$3,804,761(2)
RSI	7/11/12							29,103	(3)	$2,767,695(3)
TSR	7/13/11							14,594	(5,6)	$1,387,889(5)
TSR	7/11/12							10,672	(5,7)	$1,014,907(5)

(1)	The amounts shown represent the product of the number of shares or units shown in the column immediately to the left and the closing price on December 31, 2013 of Occidental common stock as reported in the NYSE Composite Transactions, which was $95.10.
(2)	The shares are forfeitable until the later of July 12, 2014 and the certification by the Compensation Committee that the achievement of the performance threshold is met no later than June 30, 2018.
(3)	The shares are forfeitable until the later of July 10, 2015 and the certification by the Compensation Committee that the achievement of the performance threshold is met no later than June 30, 2019.
(4)	The shares are forfeitable until the later of the vesting date (July 9, 2016 for Mr. Chazen and July 21, 2016 for the other named executive officers) and the certification by the Compensation Committee that the achievement of the performance threshold is met no later than June 30, 2020.
(5)	For TSRs granted in 2011 and 2012, the values shown reflect an estimated payout of a number of shares based on the threshold performance level which also reflects the performance of the company through December 31, 2013, and would result in payouts of 10%. For TSRs granted in 2013, the values shown reflect an estimated payout of the target number of shares since the performance of the company through December 31, 2013 exceeds the threshold payout level, but is less than the level required to attain target payout. However, the ultimate payout may be significantly less or more than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock on the award certification date.
(6)	The performance period for the TSR ends June 30, 2014.
(7)	The performance period for the TSR ends June 30, 2015.
(8)	The performance period for the TSR ends June 30, 2016.
(9)	For ROA awards and ROCE awards granted in 2013, payout values shown are at the threshold payout level of 25% since the performance periods begin January 1, 2014. However, the ultimate payout may be significantly less (zero) or more than the amounts shown, depending on the outcome of the performance criteria and the value of Occidental stock on the award certification date.
(10)	5,000 shares vest on each of the second and third anniversaries of the grant date, subject to Ms. Walker’s continued employment.
Occidental Petroleum Corporation 38

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Option Exercises and Stock Vested in 2013

The following table summarizes, for the named executive officers, the stock awards vested during 2013. See pages 29 and 30 for information regarding the certification of these awards. The amounts reported as value realized are shown on a before-tax basis. No option awards vested.

The stock awards that vested in 2013 for Messrs. Chazen, Lowe and de Brier, and Dr. Irani, were TSR awards granted in 2009 and 2010 and RSI awards granted in 2010. Ms. Walker’s vested award was a Restricted Stock Recruitment Award granted in connection with her recruitment to Occidental in 2012.

Previously Granted Vested Option Awards Exercised and Previously Granted Stock Awards Vested in 2013

	Option Awards			Stock Awards
	Number of Shares	Value Realized		Number of Shares		Value Realized
	Acquired on Exercise	on Exercise		Acquired on Vesting		on Vesting
Name	(#)	($)(1)		(#)		($)(2)
Stephen I. Chazen	–	$–		206,789		$19,038,706
Edward A. Lowe	500	$37,584	(3)	45,070		$4,215,282
Willie C.W. Chiang	–	$–		–		$–
Cynthia L. Walker	–	$–		5,000	(4)	$440,750
Donald P. de Brier	–	$–		58,444		$5,439,295
Ray R. Irani	–	$–		379,852		$34,680,034

(1)	The amount represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price multiplied by the number of shares exercised.
(2)	The amount represents the product of the number of shares vested and the closing price of the common stock on the New York Stock Exchange on the vesting date.
The following table shows the number of shares of each type of award that vested, other than Ms. Walker’s Restricted Stock Recruitment Award described in footnote 4 below.

	Number of Shares of	Number of Shares of
Name	TSR Awards(a)	Restricted Stock Awards
Stephen I. Chazen	159,333	47,456
Edward A. Lowe	28,460	16,610
Willie C.W. Chiang	–	–
Cynthia L. Walker	–	–
Donald P. de Brier	39,461	18,983
Ray R. Irani	320,532	59,320

(a)	Payout is split 60% in stock and 40% in cash for awards granted in 2009 and 50% in stock and 50% in cash for awards granted in 2010.

(3)	The Options exercised were granted in 2003 with an exercise price of $15.565 per share. Includes $18,147, which represents the value of shares canceled to satisfy taxes, and option costs.
(4)	Represents the number of shares that vested in 2013 under Ms. Walker’s Restricted Stock Recruitment Award granted when she joined the company in August 2012. Ms. Walker received 2,390 shares on a net after-tax basis and must hold at least 1,195 shares until August 5, 2016.

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Nonqualified Deferred Compensation

Nonqualified Defined Contribution Retirement Plan

Substantially all employees whose participation in Occidental’s qualified defined contribution retirement and savings plans is limited by applicable tax laws are eligible to participate in Occidental’s nonqualified defined contribution retirement plan, which provides additional retirement benefits outside of those limitations.

Annual plan allocations for each participant restore the amounts that would have accrued for salary, bonus and non-equity incentive compensation under the qualified plans, but for the tax law limitations. Account balances are fully vested after three years of service and are payable following separation from service, or upon attainment of a specified age elected by the participant, as described below.

Interest on nonqualified retirement plan accounts is allocated monthly to each participant’s account, based on the opening balance of the account in each monthly processing period. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the processing month plus 2%, converted to a monthly allocation factor.

In order to provide greater financial planning flexibility to participants while not increasing costs under the plan, the Supplemental Retirement Plan II (SRP II) allows in-service distribution of a participant’s account at a specified age, but not earlier than age 60, as elected by the participant when initially participating in the plan.

Messrs. Chazen and de Brier and Dr. Irani made specified age elections such that their SRP II accounts, shown below, were distributed in February 2013. After a participant receives a specified age distribution, future allocations under the SRP II and earnings on those allocations will be distributed in the first 70 days of each following year.

Nonqualified Deferred Compensation Plan

Under the Modified Deferred Compensation Plan (MDCP), the maximum amount that may be deferred for any one year is limited to $75,000. A participant’s overall plan balance must be less than $1 million at the end of any given year to enable a participant to defer compensation for the subsequent year. Deferred amounts earn interest at a rate equal to the five-year U.S. Treasury Note rate plus 2%, except for amounts deferred prior to 1994, which will continue to earn interest at a minimum interest rate of 8%.

The following table sets forth for 2013 the contributions, earnings, withdrawals and balances under Supplemental Retirement Plan II – SRP II and Modified Deferred Compensation Plan – MDCP in which the named executive officers participate. Each of the executive officers, other than Ms. Walker and Mr. Chiang, are fully vested in their respective aggregate balances shown below. The footnotes provide information about other amounts that were reported as earned in the Summary Compensation Table on page 33 for 2013 and prior years.

Nonqualified Deferred Compensation

					Aggregate
		Executive	Occidental	Aggregate	Withdrawals/	Aggregate
		Contributions	Contributions	Earnings	Distributions	Balance
		in 2013	in 2013	in 2013	in 2013	at 12/31/13
Name	Plan	($)(1)	($)(2)	($)	($)(3)	($)
Stephen I. Chazen	SRP II	$0	$433,935	$13,470	$815,724	$445,452
	MDCP	$0	$0	$59,088	$0	$1,878,140
Edward A. Lowe	SRP II	$0	$129,675	$32,588	$0	$1,065,889
	MDCP	$75,000	$0	$28,137	$0	$904,819
Willie C.W. Chiang	SRP II	$0	$159,015	$5,112	$0	$198,505
Cynthia L. Walker	SRP II	$0	$159,015	$4,553	$0	$180,759
Donald P. de Brier	SRP II	$0	$107,055	$2,941	$159,017	$109,615
Ray R. Irani	SRP II	$0	$394,215	$12,204	$741,865	$404,643

(1)	No employee contributions are permitted to the SRP II.
(2)	Amounts represent Occidental’s 2013 contributions to the SRP II, which are reported under “All Other Compensation” in the Summary Compensation Table on page 33. Mr. Chiang and Ms. Walker joined Occidental in 2012 and will vest under the SRP II after three years of service.
(3)	Distribution made in February 2013 in accordance with the specified age elections described under Nonqualified Defined Contribution Retirement Plan above.

Occidental Petroleum Corporation 40

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Potential Payments Upon Termination or Change of Control

Summary

Payments and other benefits payable to named executive officers in various termination circumstances and a change of control are subject to certain policies, plans and agreements. Following is a summary of the material terms of these arrangements.

Occidental’s Golden Parachute Policy provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the Policy) to any senior executive which exceed 2.99 times his or her salary plus annual incentive pay unless the grant of such benefits is approved by a vote of the corporation’s stockholders or the obligation with respect to such benefit pre-dated adoption of the Policy. The Golden Parachute Policy was approved by Occidental’s stockholders. The complete Golden Parachute Policy is available at www.oxy.com.

Under Occidental’s Notice and Severance Pay Plan, employees, including named executive officers without employment agreements, terminated in certain circumstances without cause or as a result of a change of control are eligible for up to 12 months base salary depending on years of service, two months of contributions pursuant to the Savings Plan and the SRP II, and continued medical and dental coverage for the 12-month notice and severance period at the active employee rate.

In February 2013, the company provided a written arrangement regarding retention payment and separation benefits (Retention and Separation Benefits) in certain circumstances for Mr. Lowe, who does not have an employment agreement or offer letter that addresses termination payments and benefits. These arrangements replace any notice and severance pay that he would otherwise receive under the Notice and Severance Pay Plan. Provided that he remains an employee, he will receive a retention payment (Retention Payment) of two times his then-current annual base salary, payable in one lump sum cash payment one year after a new Chief Executive Officer begins employment. If Mr. Lowe is terminated without cause prior to December 31, 2014, subject to providing typical waivers and releases, he will receive (i) separation pay at his then-current base salary for 24 months, payable monthly; (ii) his target annual bonus amount for the year of separation, payable in one lump sum cash payment; (iii) the same medical and other benefits (other than notice and severance pay) as are received by employees under the Notice and Severance Pay Plan; and (iv) the Retention Payment (if not previously paid).

The 2005 Long-Term Incentive Plan has provisions that, in the event of a change of control of Occidental, require the outstanding awards granted under such plans to become fully vested and exercisable unless the Plan Administrator determines, prior to the occurrence of the event, that benefits will not accelerate. This plan was approved by Occidental’s stockholders. Notwithstanding the foregoing, as of 2011, all new grants of equity awards vest on a pro rata basis in the event of a change of control, TSR awards granted prior to 2013 vest based on 50% of the maximum number of units that could be paid, and TSR awards, ROCE awards and ROA awards granted in 2013 vest at the target number of performance shares granted and are converted to restricted stock. All outstanding RSI awards vest on a pro rata basis. Payout of all outstanding awards in the event of a change of control occurs at the earlier of the employee’s termination date as a result of the change of control or the end of the applicable performance or restricted period.

Except as described in this summary and below under “Potential Payments,” Occidental does not have any other agreements or plans that will require it to provide compensation to named executive officers in the event of a termination of employment or a change of control.

Potential Payments

In the discussion that follows, payments and other benefits payable upon various terminations and change of control situations are set out as if the conditions for payments had occurred and the terminations took place on December 31, 2013, and reflect the terms of applicable plans, employment agreements, offer letters and long-term incentive award agreements then in effect. The amounts set forth below are estimates of the amounts that would be paid to each named executive officer upon his or her termination. The “Maximum Payout” is the maximum amount, including incentive awards and certain benefits, that could have been payable in the event of a change of control situation. The actual amounts to be paid out can be determined only at the time of such named executive officer’s separation from Occidental. The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect, among other things, the timing of payments and distributions.

The following payments and benefits, which are potentially available to all full-time salaried employees when their employment terminates, are not included in the amounts shown below:

•	Notice and Severance Pay Plan payments and benefits.

•	Life insurance proceeds equal to two times base salary, payable on death as available to all eligible employees.

•	Amounts vested under the Qualified Plans (see page 30 for the named executive officers’ balances as of year-end).

•	Amounts vested under the Nonqualified Deferred Compensation arrangements (see page 40 for the named executive officers’ balances as of year-end).

•	Bonus and non-equity incentive compensation (collectively, “bonus”) under the Executive Incentive Compensation Plan that is earned as of year-end. Any Plan participant who leaves on or after that date for any reason is entitled to such amounts when payment is made in the first quarter of the following year. The amounts that were earned in 2013 by the named executive officers are included in the Summary Compensation Table on page 33. Bonus under the EICP that is payable in accordance with the terms of an offer letter or Retention and Separation Benefits is shown in the amounts below.

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•	Short-term disability benefits. During any period of disability, all salaried employees are eligible for six months of continued salary at half pay, full pay or a combination thereof, depending on years of service.

•	Long-term disability benefits. Occidental provides a Long-Term Disability Plan, which makes third-party disability insurance coverage available to all salaried employees. Premiums are paid through salary deductions by the employees who elect to participate.
•	Medical benefits are available to all eligible employees during periods of disability at the same premium rates as active employees. Following termination of employment, other than for cause, medical benefits are available pursuant to the requirements of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for up to 18 months at premium rates equal to 102% of the full cost of coverage. Retiree medical coverage is available if the employee satisfies the eligibility requirements. Premiums paid by retirees depend on age and years of service.

Mr. Chazen. Potential payments to Mr. Chazen are governed by his employment agreement, dated January 28, 2010, which is for a term expiring in January 2015. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2013.

Benefits and Payments Upon Termination	Retirement with Occidental Consent, Disability(a), Death or Termination by Mr. Chazen with Notice(a)		Termination for Cause	Termination without Cause		Termination by Mr. Chazen without Consent		Change of Control		Change of Control and Termination
Equity Compensation
Long-term Incentive Awards
TSR Awards	$2,669,742	(1)	$–	$2,669,742	(1)	$2,669,742	(1)	$20,480,926	(3)	$20,480,926	(3)
TSR Awards (additional)(b)	$1,426,433		$–	$1,426,433		$–		$–		$–
RSI Awards(2)	$11,898,437		$–	$11,898,437		$6,572,456		$6,572,456	(c)	$7,422,935	(c)
RSI Awards (additional)(b)	$3,668,007		$–	$3,668,007		$–		$–		$–
Cash Payments
Unused Vacation Pay (one-time lump sum payment)	$1,603,942		$1,603,942	$1,603,942		$1,603,942		$–		$1,603,942
Severance (two times highest annual base pay, payable over 2 years)	$–		$–	$2,800,000		$–		$–		$2,800,000
Benefits
Retirement Benefits (annual contribution amounts for 2 years)
Savings Plan	$–		$–	$31,200		$–		$–		$31,200
SRP II	$–		$–	$461,100		$–		$–		$461,100
Group Excess Liability Insurance for 2 years	$–		$–	$2,230		$–		$–		$2,230
TOTAL	$21,266,561		$1,603,942	$24,561,091		$10,846,140		$27,053,382		$32,802,333

For numeric footnotes, see page 45.

(a)	Mr. Chazen may be terminated if he is disabled for an aggregate of 180 days in any 12 month period. If Mr. Chazen voluntarily retires and provides the company at least 90 days’ notice, his retirement is deemed to be retirement with the consent of the company.
(b)	Upon approval by the Compensation Committee, with respect to the portion of awards that have not vested at the time of termination, Mr. Chazen would receive cash payments equal to what he would have received, and made at the time such awards would have been settled, had he remained employed. Amounts shown were calculated using the same stock price and performance levels described in footnote 1 below for TSR awards, and using the year-end price of $95.10 and the number of shares that would have been forfeited for RSI awards.
(c)	Represents the product of the year-end stock price of $95.10 and the pro rata number of shares of all RSI awards. For 2013 RSI awards, in the event of a Change of Control, the award shares are reduced pro rata on the date of the Change of Control and become non-forfeitable on the earlier termination of his employment due to the Change of Control, or the vesting date of July 9, 2016. The right to receive amounts in excess of these amounts would have been forfeited. In all cases, a number of shares equal to 50% of the net after-tax shares received are subject to a 3-year holding period.

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Mr. Lowe. Mr. Lowe does not have an employment agreement, but effective beginning February 2013, he would receive the Retention and Separation Benefits described on page 41 in certain termination circumstances. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2013.

Benefits and Payments Upon Termination	Retirement with Occidental Consent, Death, or Disability		Termination by Mr. Lowe or Termination for Cause	Termination without Cause		Change of Control		Change of Control and Termination
Equity Compensation
Long-term Incentive Awards
TSR Awards	$1,016,239	(1)	$–	$1,016,239	(1)	$7,949,980	(3)	$7,949,980	(3)
RSI Awards(2)	$2,311,025		$–	$2,311,025		$2,103,327		$2,311,025
ROA (M) Award(4)	$–		$–	$–		$1,395,973		$1,395,973
ROA (T) Award(4)	$–		$–	$–		$465,324		$465,324
Cash Payments
Unused Vacation Pay (one-time lump sum payment)	$59,159		$59,159	$59,159		$–		$59,159
Retention Payment	$–		$–	$1,150,000		$–		$1,150,000
Severance (24 months base pay, payable over 2 years)	$–		$–	$1,150,000		$–		$1,150,000
EICP Bonus (at target)(5)	$–		$–	$750,000		$–		$750,000
Benefits
Retirement Benefits (2 months contribution amounts)
Savings Plan	$–		$–	$5,750		$–		$5,750
SRP II	$–		$–	$6,708		$–		$6,708
TOTAL	$3,386,423		$59,159	$6,448,881		$11,914,604		$15,243,919

For numeric footnotes, see page 45.

Mr. Chiang. Mr. Chiang does not have an employment agreement. Potential payments to Mr. Chiang in the event of certain termination scenarios prior to his third anniversary of employment are governed by his offer letter dated April 19, 2012. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2013.

Benefits and Payments Upon Termination	Retirement with Occidental Consent, Death, Disability, Termination by Mr. Chiang, or Termination without Cause		Termination for Cause	Change of Control		Change of Control and Termination
Equity Compensation
Long-term Incentive Awards
TSR Awards	$1,682,910	(1,a)	$–	$4,994,462	(3)	$4,994,462	(3)
RSI Awards(2)	$3,195,265	(1,a)	$–	$885,761		$2,281,734
ROCE Award(4)	$1,861,297	(1,a)	$–	$1,861,297		$1,861,297
Sign-On Award(b)	$–		$(659,043)	$–		$–
Cash Payments
Unused Vacation Pay (one-time lump sum payment)	$17,325		$17,325	$–		$17,325
Severance (12 months base pay, payable over 12 months)	$600,000		$–	$–		$600,000
EICP Bonus (at target)(5)	$700,000		$–	$–		$700,000
Sign-on Bonus(c)	$500,000		$–	$–		$500,000
Benefits
Retirement Benefits (restoration of forfeitures)
Savings Plan	$34,081		$–	$–		$34,081
PRA	$7,519		$–	$–		$7,519
SRP II	$198,506		$–	$–		$198,506
TOTAL	$8,796,903		$(641,718)	$7,741,520		$11,194,924

For numeric footnotes, see page 45.

(a)	Represents the product of the year-end price of $95.10, and the shares of awards as described in footnotes (1), (2) and (3) below, as applicable, plus cash payments in lieu of the forfeited portion of the respective awards, paid at the time of, and subject to, the attainment and certification of the underlying performance objectives. Mr. Chiang receives these cash payments in the case of involuntary, not-for cause termination (including as a result of death, disability and constructive termination) prior to his third anniversary of employment, or his voluntary termination after December 11, 2013 and prior to his third anniversary of employment; provided that in connection with any such voluntary termination, he executes an agreement restricting him from, or assisting others to, directly compete with Occidental lasting the longer of twelve months or until the third anniversary of his employment.
(b)	Mr. Chiang would be required to return to the company a number of shares equal to the prorated portion of the 14,399 shares he received on a net after-tax basis in connection with his recruitment to the company. The value of the shares that would have been returned on December 31, 2013 would have been $659,043.
(c)	Upon approval of the Chief Executive Officer, the unvested portion of his cash sign-on bonus, would be payable at the same time as if he continued to be employed by the company.

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Ms. Walker. Ms. Walker does not have an employment agreement. Potential payments to Ms. Walker in the event of certain termination scenarios prior to the third anniversary of her employment are governed by her offer letter dated July 31, 2012. The following is a summary of the payments and benefits she would have been entitled to receive if the event specified occurred as of December 31, 2013.

Benefits and Payments Upon Termination	Retirement with Occidental Consent		Termination by Ms. Walker or Termination for Cause	Death, Disability, or Termination without Cause		Change of Control		Change of Control and Termination
Equity Compensation
Long-term Incentive Awards
TSR Awards	$248,401	(1)	$–	$420,313	(1)	$2,375,598	(3)	$2,375,598	(3)
RSI Awards(2)	$510,687		$–	$958,988		$413,780		$510,687
ROCE Award(4)	$–		$–	$–		$868,643		$868,643
Restricted Stock Recruitment Award(a)	$–		$–	$951,000		$192,863		$192,863
Cash Payments
Unused Vacation Pay (one-time lump sum payment)	$51,554		$51,554	$51,554		$–		$51,554
Severance (12 months base payable over 12 months)	$–		$–	$600,000		$–		$600,000
EICP Bonus (at target)(5)	$–		$–	$600,000		$–		$600,000
Benefits
Retirement Benefits (restoration of forfeitures)
PRA	$–		$–	$7,808		$–		$7,808
SRP II	$–		$–	$180,759		$–		$180,759
TOTAL	$810,642		$51,554	$3,770,422		$3,850,884		$5,387,912

For numeric footnotes, see page 45.

(a)	Represents the product of the year-end price of $95.10, and the unvested portion of the Restricted Stock Recruitment Award Ms. Walker received in connection with her recruitment to the company.

Mr. de Brier. Potential payments to Mr. de Brier are governed by his amended and restated employment agreement, dated October 9, 2008, as amended, which is for a term expiring in December 2014. The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2013.

Benefits and Payments Upon Termination	Retirement with Occidental Consent or Death		Termination by Disability		Termination by Mr. de Brier or Termination for Cause	Termination without Cause		Change of Control		Change of Control and Termination
Equity Compensation
Long-term Incentive Awards
TSR Awards	$1,016,239	(1)	$1,016,239	(1)	$–	$2,114,168	(1,a)	$7,949,980	(3,a)	$7,949,980	(3,a)
RSI Awards(2)	$2,311,025		$2,311,025		$–	$4,414,542	(a)	$2,103,327		$3,240,818	(a)
ROCE Award(4)	$–		$–		$–	$1,239,819	(a)	$1,861,297		$1,861,297
Cash Payments
Unused Vacation Pay (one-time lump sum payment)	$155,877		$155,877		$155,877	$155,877		$–		$155,877
Severance (2 times highest base salary and target bonus)(b)	$–		$–		$–	$1,902,000		$–		$1,902,000
Disability Payment	$–		$150,000	(c)	$–	$–		$–		$–
Benefits
Retirement Benefits (2 annual contributions)
Savings Plan	$–		$–		$–	$31,200		$–		$31,200
SRP II	$–		$–		$–	$251,340		$–		$251,340
Life Insurance(d)	$584,005		$34,005		$–	$34,005		$–		$34,005
Group Excess Liability Insurance for 2 years	$–		$–		$–	$2,230		$–		$2,230
TOTAL	$4,067,146		$3,667,146		$155,877	$10,145,181		$11,914,604		$15,428,747

For numeric footnotes, see page 45.

(a)	Represents the product of the year-end price of $95.10, and the shares of awards as described in footnotes (1),(2) and (3) below, as applicable, plus cash payments in lieu of the forfeited portion of the respective awards that would have vested during the compensation period (as defined in footnote (b) below), at the time of and subject to the attainment and certification of the underlying performance objectives.
(b)	Payable over a two-year period between January 1, 2014, and December 31, 2015 (the “compensation period”) ($951,000 annually). During the compensation period, Mr. de Brier may not accept employment with, or act as a consultant or perform services for, any entity engaged in any energy-related business without Occidental’s consent.
(c)	Represents 60% of Mr. de Brier’s salary less the amount paid pursuant to Occidental’s Long-Term Disability Plan for 12 months (assuming the disability continues for the maximum covered period).
(d)	In the case of all scenarios other than death, represents estimated future annual premium of $34,005 for life insurance for the remainder of his life equal to his highest career annual salary ($551,000). In the case of death, represents supplemental life insurance proceeds equal to his base salary ($550,000).

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(1)	Represents the product of the year-end price of $95.10, and the pro rata shares of TSR awards. Under the terms of the TSR agreements, executives receive a prorated payout, paid after the end of the applicable performance period, based on actual performance and the number of days employed at the company during the performance period. The values shown reflect an estimated payout of a prorated number of shares based on performance of the company through December 31, 2013, which would result in payouts of 10% for the TSRs granted in 2011, 2012 and 69% for 2013. The performance periods for the TSRs end in 2014, 2015 and 2016 for the 2011, 2012 and 2013 grants, respectively, so these payouts may not be indicative of the payout that would be made at the end of the performance period based on actual performance. Actual payout would be prorated and could vary from zero to 100% of maximum for grants in 2011 and 2012, or zero to 150% of target for 2013 grants, depending on attainment of performance objectives. The value of the payout also depends on the price of common stock at payout.
(2)	Represents the product of the year-end price of $95.10 and the pro rata number of RSI awards (for scenarios other than Change of Control for 2013 RSI awards) which are not affected by a Change of Control except for Mr. Chazen, whose 2013 RSI award vests fully. In the cases of retirement with the consent of Occidental, disability, death, termination by Mr. Chazen with notice and termination without cause. All RSI awards are forfeited in the case of voluntary termination by the executive and termination for cause. Awards that have not been forfeited are subject to achievement of performance goals in all scenarios except Change of Control. The right to receive amounts in excess of these amounts would have been forfeited. In all cases, a number of shares equal to 50% of the net after-tax shares received are subject to a 3-year holding period.
(3)	Represents the product of the year-end price of $95.10 and the shares of TSR awards that become non-forfeitable. For 2011 and 2012 awards, the right to receive 50% of the maximum number of performance shares (payable in shares for 2012 awards and 50% in shares and 50% in cash for 2011 awards) becomes non-forfeitable, and for all shares received, a number of shares equal to 50% of the after-tax shares received are subject to a 3-year holding period. For 2013 awards, the target number of performance shares is converted into shares of restricted stock which become non-forfeitable. A number of shares equal to 50% of the net after-tax shares received are subject to a 3-year holding period until the earlier of the date of the grantee’s termination as a result of the Change of Control, or the last day of the performance period. The right to receive amounts in excess of these amounts would have been forfeited.
(4)	Under the terms of the respective agreements for the ROCE awards and all ROA awards, in scenarios of termination due to death, disability, retirement with the consent of the company less than 12 months after the grant date and termination without cause, executives receive a prorated payout, paid after the end of the applicable performance period, based on actual performance and the number of days employed at the company during the performance period. Since the performance period began January 1, 2014 and these tables show values for events as of December 31, 2013, no values are shown for most scenarios because the executive would not have been employed during the performance period. For voluntary termination and termination for cause, all awards are forfeited. For Change of Control, the target number of shares granted convert to shares of restricted stock, that become non-forfeitable. A number of shares equal to 50% of the net after-tax shares received are subject to a 3-year holding period until the earlier of the date of termination due to the Change of Control or the last day of the performance period. Values shown for both Change of Control scenarios represent the product of the year-end price of $95.10, and the target number of shares granted.
(5)	Calculated assuming the company achieves target performance for the performance-based portion, but payment would be based on the company’s actual performance.

Dr. Irani. Dr. Irani was not re-elected to the Board at the 2013 Annual Stockholders Meeting, and so was not re-elected as Executive Chairman of the Board, and ceased serving as an executive officer in May.  Dr. Irani maintained that the company effectively terminated him under the terms of his 2008 Employment Agreement, thereby entitling him to a termination payment and other benefits and perquisites under that Agreement. The company and Dr. Irani have settled this dispute and resolved all matters relating to his separation. Under the settlement agreement, which provides for a mutual release of claims and a non-disparagement agreement, his employment terminated and he receives the following payments and benefits:

Payments and Benefits per Prior Agreements. Consistent with his Employment Agreement and the agreements governing his long-term incentive awards, Dr. Irani receives the following:

1.	Long-term incentive awards (payable at the end of the performance period subject to attainment of performance goals):
	•	TSR shares reduced on a pro rata basis as of December 31, 2013 — $2,402,796(1)
	•	RSI shares reduced on a pro rata basis as of December 31, 2013 — $6,572,456(2)

2.	Unused vacation pay (one-time lump-sum payment of $875,000) (disclosed in Summary Compensation Table on p. 33);
3.	Life insurance coverage of $5,700,000 for the remainder of his life – current annual premium of $92,031;
4.	Comparable medical and dental benefits for Dr. Irani and his spouse to those provided to all eligible salaried employees for the remainder of his life (a broad-based benefit);
5.	Excess liability insurance coverage no less favorable than provided to senior executives for the remainder of his life –current annual premium of $1,115; and
6.	Legal expenses incurred except for matters of a purely personal nature for the remainder of his life – (2013 payments disclosed in Summary Compensation Table on page 33).

Payments and Benefits Modified by Settlement Agreement. The settlement agreement modified certain payment terms of the Employment Agreement. Under the settlement agreement, Dr. Irani receives the following:

1.	Separation payment — $14,000,000 (disclosed in Summary Compensation Table on p. 33);
2.	Non-equity incentive compensation portion of annual award under the Executive Incentive Compensation Plan based on actual performance achieved — $1,395,000 (disclosed in Summary Compensation Table on p. 33);
3.	Personal benefits for life for the following: security services and tax preparation and financial planning services — estimated annual cost of $900,000; and
4.	Transition assistance, including use of his current office and assistants for four months, and office furniture and parking, having an estimated value of $211,070.

The total pre-tax cost of the settlement and such other payments is currently estimated to be approximately $26 million, plus an estimated $1.3 million in annual costs. The payment and benefit amounts agreed under the Settlement Agreement are less than the amounts stated in the 2013 Proxy Statement, which disclosed a severance payment of $16.7 million, and personal benefits estimated at an annual cost of $2.2 million. No tax gross-ups are provided on these payments and benefits.

(1)	Represents the product of the year-end price of $95.10, and the pro rata shares of TSR awards. Under the terms of the TSR agreements, executives receive a prorated payout, paid after the end of the applicable performance period, based on actual performance and the number of days employed at the company during the performance period. The values shown reflect an estimated payout of a prorated number of shares based on performance of the company through December 31, 2013, which would result in payouts of 10% for the TSRs granted in 2011 and 2012. The performance periods for the TSRs end in 2014 and 2015 for the 2011 and 2012 grants, respectively, so these payouts may not be indicative of the payout that would be made at the end of the performance period based on actual performance. Actual payout would be prorated and could vary from zero to 100% of maximum, depending on attainment of performance objectives. The value of the payout also depends on the price of common stock at payout. Dr. Irani did not receive a 2013 TSR award since he had ceased being an executive officer in May 2013, prior to the July grants.
(2)	Represents the product of the year-end price of $95.10 and the pro rata number of RSI awards. These awards are subject to achievement of performance goals for payout.

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Director Compensation

DIRECTOR COMPENSATION

In early 2014, the Board completed its review of the director compensation program and revised the program, effective with the 2014 Annual Meeting, to bring it in line with peer companies. Under the new program, the total annual compensation for a director who is not the Chair of a committee will be $350,000.

The key changes to the program were the elimination of Board and Committee meeting fees for regularly scheduled meetings and the establishment of the value of equity awards at amounts lower than in 2013 and by reference to a dollar value instead of a fixed number of shares.

New Program

•	Non-Employee Director (other than Chairman of the Board) Annual Cash Retainer of $125,000 (no fee in cash or stock, for attending regularly scheduled Board or Committee meetings).
•	Chairman of the Board Annual Cash Retainer of $155,000.
•	Non-Employee Director Annual Equity Award of common stock with a value of $225,000.
•	Additional Independent Chairman Annual Equity Award of common stock with a value of $110,000.
•	Additional Independent Vice Chairman Annual Equity Award of common stock with a value of $50,000.
•	Additional Committee Chairman Annual Equity Award of common stock with a value of $25,000 for each committee chaired.
•	50% of the shares received by directors may not be sold or transferred for three years from the date of grant, with exceptions noted above, and the remaining 50% are so restricted until the director’s service on the Board ends.
•	Directors may elect to defer stock units as described below.
•	Stock Ownership Guideline of a number of shares of common stock having a value of not less than six times the annual cash retainer for Non-Employee Directors.
•	All interim awards for new directors and changes in roles to be calculated on a pro rata basis according to the number of regularly scheduled Board meetings remaining until the next annual meeting.

2013 Program

The Board announced in April 2013 that it would decrease director stock awards by at least 20% and would review director compensation. In May 2013 director stock awards were decreased by 25% and the Board continued to review director compensation.

For 2013, each Non-Employee Director:

•	was paid a retainer of $60,000 per year (pro-rated for directors appointed mid-term), plus $2,000 for each meeting of the Board of Directors or of its committees he or she attended in person or telephonically; and

•	received an annual grant of 3,750 shares of common stock (pro-rated for directors appointed mid-term) plus an additional 600 shares of common stock for each committee he or she chaired, an additional 1,500 shares of common stock for serving as the Chairman of the Board, and an additional 750 shares of common stock for serving as the Vice Chairman of the Board. All shares received are subject to restrictions on transfer for three years from the date of grant.

The Board believes that director and stockholder interests should be aligned over the long term. The annual share grants have been subject to sale and transfer restrictions and, for grants made since 2007 may not be sold or transferred for three years except in the case of death or disability. Beginning with 2012 grants, 50% of the shares received by directors may not be sold or transferred for three years from the date of grant, except in the case of death, disability, change in control, or end of Board service, and the remaining 50% are so restricted until the director’s service on the Board ends. Prior to the grant date, directors have the option to elect to receive shares as common stock or as deferred stock units. Directors who elect deferred stock units receive dividend equivalents during the deferral period, which will be three years for 50% of the units and until the Director’s service with Occidental ends for the remaining 50% of the units, with exceptions for both deferral periods in the case of death, disability, change in control, or end of Board service. At the end of the deferral period, the Director will receive shares of common stock.

Directors are eligible to participate on the same terms as Occidental employees in the Occidental Petroleum Corporation Matching Gift Program, which matches contributions made by employees and directors up to an aggregate of $50,000 per year to educational institutions and organizations, as well as arts and cultural organizations. In addition, Occidental reimburses non-employee directors for expenses related to service on the Board, including hotel, airfare, ground transportation and meals for themselves and their significant others, and permits, subject to availability, non-employee directors to make use of company aircraft on the same reimbursement terms applicable to executive officers of Occidental. Occidental does not provide option awards, non-equity incentive awards or retirement plans for non-employee directors.

On February 12, 2014, a complaint, Milton Pfeiffer and Emmy McElroy, derivatively on behalf of Occidental Petroleum Corporation, v. Spencer Abraham, et al. (naming all of Occidental’s non-employee directors from 2011 through 2013 as defendants), purporting to derivative claims, was filed in the Chancery Court of the State of Delaware. The complaint alleges that, (a) in 2011-2013, the directors exceeded their authority under the company’s stockholder-approved 2005 Long-Term Incentive Plan by granting shares of Occidental Common Stock to themselves without a vesting restriction in contravention of a provision of the plan which plaintiffs claim requires 3-year vesting restriction on such grants, and (b) in 2011 and 2012, the directors granted themselves total compensation in amounts that are excessive when compared to non-employee director compensation at peer companies. The complaint alleges that this conduct constituted a breach of the defendants' fiduciary duties and accordingly seeks various injunctive remedies and damages in favor of Occidental. Occidental has not yet filed a response to this claim.

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Director Compensation

A table summarizing the total compensation for 2013 for each of the non-employee directors who served in 2013 is set forth below.

Compensation of Directors

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Spencer Abraham	$134,000	$455,736	$0	$589,736
Howard I. Atkins	$138,000	$388,716	$1,053	$527,769
Eugene L. Batchelder	$22,548	$238,725	$1,140	$262,413
Edward P. Djerejian	$114,000	$470,430	$9,690	$594,120
John E. Feick	$134,000	$388,716	$2,862	$525,578
Margaret M. Foran	$138,000	$388,716	$35,525	$562,241
Carlos M. Gutierrez	$122,000	$388,716	$0	$510,716
William R. Klesse	$22,548	$238,725	$0	$261,273
Avedick B. Poladian	$132,000	$388,716	$15,149	$535,865
Aziz D. Syriani(3)	$31,323	$0	$9,594	$40,917
Rosemary Tomich(4)	$55,323	$0	$0	$55,323

(1)	Equity awards are granted to each non-employee director on the first business day following the Annual Meeting or, in the case of a new non-employee director, the first business day following the election of the director. Prior to the grant date, directors are given the option to receive their annual equity awards as shares of stock or as deferred stock units, as described above. In both cases, 50% of these awards may not be sold or transferred for three years, with limited exceptions, and the remaining 50% are so restricted until the end of the Board service. Secretary Gutierrez and Mr. Batchelder elected to receive deferred stock units. The dollar amounts shown reflect $89.36 per share for all directors other than Mr. Djerejian’s additional 1,500 shares for serving as Chairman which reflect $90.22 per share, and the shares for Messrs. Batchelder and Klesse which reflect $95.49 per share, which is in each case the grant date fair value.
(2)	None of the non-employee directors received any fees or payment for services other than as a director. Amounts shown are for matching charitable contributions and tax gross-ups related to reimbursement of travel costs. For Ms. Foran and Messrs. Djerejian and Poladian, $34,709, $3,500 and $15,000, respectively, of the whole amount shown is for charitable contributions pursuant to Occidental’s Matching Gift Program.
(3)	Resigned in May 2013.
(4)	Served as director through the 2013 Annual Meeting.

47 2014 Notice of Annual Meeting and Proxy Statement

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Security Ownership

SECURITY OWNERSHIP

Certain Beneficial Owners and Management

At the close of business on February 28, 2014, the beneficial owners of common stock shown below were the only persons known to Occidental to be the beneficial owners of five percent or more of the outstanding voting securities of Occidental.

Name and Address	Number of Shares Owned		Percent of Outstanding Common Stock		Sole Voting Shares		Shared Voting Shares		Sole Investment Shares		Shared Investment Shares
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	48,514,199	(1)	6.0	(1)	39,668,085	(1)	18,034	(1)	48,496,165	(1)	18,034	(1)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	47,306,126	(2)	5.86	(2)	1,310,405	(2)	—	(2)	46,076,588	(2)	1,229,538	(2)

(1)	Pursuant to Schedule 13G filed with the Securities and Exchange Commission on February 10, 2014.
(2)	Pursuant to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2014.

The following table sets forth certain information regarding the beneficial ownership of Occidental common stock as of February 28, 2014, by each of the named executive officers, the directors of Occidental, and all executive officers and directors as a group. The directors are subject to stock ownership guidelines as described in Occidental’s Corporate Governance Policies at www.oxy.com. The executive officers are subject to stock ownership guidelines, which range from two to ten times base salary (see Executive Stock Ownership at www.oxy.com). All of the directors and current executive officers were in compliance with the guidelines as of February 28, 2014.

Beneficial Ownership of Directors and Executive Officers

Name	Sole Voting and Investment Shares(1)		Restricted Shares(2)		Exercisable Options(3)	Total Shares Beneficially Owned(4)		Percent of Outstanding Common Stock(5)	Deferred and Restricted/Performance Stock Units(6)
Spencer Abraham	21,658		13,641		–	35,299			–
Howard I. Atkins	3,334		11,573		–	14,907			–
Eugene L. Batchelder	2,074		–	(7)	–	2,074	(7)		2,500
Stephen I. Chazen	2,003,874		163,685		–	2,167,559			172,290
Willie C.W. Chiang	19,824		33,599		–	53,423			64,522
Donald P. de Brier	696,894		49,138		–	746,032			89,384
Edward P. Djerejian	35,352		12,637		–	47,989			–
John E. Feick	35,000		15,150		–	50,150			–
Margaret M. Foran	6,551		14,350		–	20,901			–
Carlos M. Gutierrez	13,334		5,800	(7)	–	19,134	(7)		9,350
Ray R. Irani(8)	7,467,334	(9)	107,681		–	7,575,015	(9)		155,061
William R. Klesse	9,963		1,875		–	11,838			–
Edward A. Lowe	32,206		49,138		–	81,344			89,384
Avedick B. Poladian	20,000		14,350		–	34,350			–
Cynthia L. Walker	7,990		15,916		–	23,906			40,488
Elisse B. Walter	500		1,250		–	1,750			–
All executive officers and directors as a group (22 persons)	10,645,951		660,947			11,306,898		1.4%	851,603

(1)	For the executive officers, includes shares held through the Occidental Petroleum Corporation Savings Plan as of February 28, 2014.
(2)	For non-employee directors, includes shares which must be held for a period of time under the 2005 Long-Term Incentive Plan. For executive officers, includes shares granted in 2011, 2012 and 2013 as Restricted Stock Incentive awards, which remain forfeitable until the certification of the achievement of the performance goal.
(3)	Includes options and stock appreciation rights which will be exercisable within 60 days.
(4)	Represents the sum of the first three columns.
(5)	Unless otherwise indicated, less than 1 percent.
(6)	For executive officers, Includes performance stock awards at target level for 2013 awards, and for 2011 and 2012 TSRI awards, at the mid-point performance level (Occidental rank of six out of twelve peer group companies), for RSI awards, the full number of shares and the stock portion of non-performance awards paid in stock and cash. In each case for performance awards, until the performance period ends and the awards are certified, no shares of common stock are issued. For non-employee directors, includes shares that directors have elected to defer.
(7)	Does not include deferred stock units that Mr. Batchelder (2,500) and Secretary Gutierrez (9,350) elected to receive for their annual stock grants, which are shown in the Deferred and Restricted/Performance Stock Units column.
(8)	Dr. Irani ceased serving as an executive officer in May and separated from the company in 2013.
(9)	Includes 270,000 shares beneficially owned by Dr. Irani through a limited partnership and the Irani Family Foundation.

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Security Ownership

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental’s executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental’s equity securities are required to file, with the Securities and Exchange Commission and the New York Stock Exchange, reports of ownership and changes in ownership of Occidental common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental or written representations that no reports were required, Occidental believes that, during 2013, all persons required to report complied with the Section 16(a) requirements.

49 2014 Notice of Annual Meeting and Proxy Statement

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Proposal 3: Advisory Vote Approving Executive Compensation

PROPOSAL 3: ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

The Board welcomes the views of Occidental’s stockholders regarding the company’s compensation of its named executive officers. The executive compensation program is fully described in the Compensation Discussion and Analysis section and the other table and narrative disclosures in this Proxy Statement.

Overview of Executive Compensation

Response to 2013 Say on Pay Vote

While stockholders overwhelmingly approved the executive compensation program with more than 90% of voting stockholders voting in favor in 2011 and 2012, the program, which was virtually unchanged, received the support of approximately 63% of stockholders voting at the 2013 Annual Meeting of Stockholders.

Prior to that meeting, the Board announced significant executive compensation changes based on extensive stockholder feedback, as well as a commitment to further review and modify the program. Those changes, as described in more detail below, demonstrate the company’s commitment to responsiveness to stockholders’ views and to continually reviewing its practices with respect to executive compensation.

2013 Developments and Highlights

In 2013, based on a review of the executive compensation program and stockholder feedback, the company announced the following compensation changes, many of which have now been implemented:

•	The discretionary portion of the Chief Executive Officer’s bonus was reduced from 40% to no more than 20%, and in evaluating the Chief Executive Officer’s performance, emphasis will be on the company’s financial performance, as well as a subjective assessments of the officer’s performance in succession planning, talent development and maintaining and improving the company’s achievements on health, environmental and safety matters;

•	Payout of the Total Shareholder Return (TSR) Award (TSR award) under the company’s long-term incentive program has been limited to no more than the target number of performance shares if TSR is negative over the performance period;

•	Future recruitment incentives/bonuses for senior executive officers will be designed to provide recruits with compensation similar to what they would forgo in order to accept a position with the company and will be paid primarily in equity subject to retention periods; and

•	The design of the long-term incentive program has been reviewed and modified to include additional performance measures, to align the program with those of peers and to reflect best practices. In this regard, Mr. Chazen has agreed that he will not be eligible for any bonus or current earnings-based compensation during his remaining tenure as Chief Executive Officer of Occidental. He has also agreed that he will not receive any grants under the existing TSR-based program.

Changes to Executive Compensation Program

After the 2013 Annual Meeting, the Compensation Committee changed the compensation program significantly, developing one program for the current Chief Executive Officer, Mr. Chazen, and another for the other named executive officers. As under the prior program, the majority of executive compensation is based on the long-term performance of the company, as measured by publicly disclosed performance metrics, which is consistent with stockholder interests and the long-term nature of the company’s business. The program also features relatively low levels of non-performance-based compensation.

Key Features of 2013 Long-Term Incentive Awards for Named Executive Officers

•	All awards are payable solely in stock.

•	All awards are performance-based.

•	Performance periods are three to seven years.

•	If a change of control occurs, awards vest on a limited basis.

•	Awards have a holding period requirement that for three years after payout, the executive must hold the equivalent of 50% of the net after-tax shares received.
•	Awards were allocated approximately 40% to a Return on Capital Employed Incentive Award (ROCE award) or a pair of Return on Asset Incentive Awards (ROA award), 30% to a TSR award, and 30% to Restricted Stock Incentive award (RSI award), based on target performance and grant date stock price. Under the prior program, awards were allocated approximately 80% to a TSR award and 20% to an RSI award, based on maximum performance and grant date stock price.

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Proposal 3: Advisory Vote Approving Executive Compensation

Occidental has a long-standing commitment to motivate executives to achieve results that benefit the company and stockholders over the long-term. Following are highlights of compensation policies that the company has implemented over many years:

•	Majority of executive compensation is long-term and performance-based

•	Transparent, objective and peer and market comparative performance metrics aligned with stockholder interests

•	Stringent executive stock ownership guidelines

•	Golden Parachute Policy capping termination benefits

•	No “Golden Coffin” provisions

•	No options backdating or repricing (no option grants since 2006)

•	Independent compensation consultant policy

•	Three-year holding period with respect to 50% of net after-tax shares received by named executive officers under incentive awards

The Board recommends that stockholders support the compensation program for the reasons described above.

RESOLVED, that the stockholders approve, on an advisory basis, the company’s compensation of its named executive officers, as disclosed in the company’s Proxy Statement for the 2014 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis section, the 2013 Summary Compensation Table and all other table and narrative disclosures regarding named executive officer compensation.

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR this proposal to approve it. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker nonvotes have the same effect as votes cast AGAINST the proposal. Your vote will not directly affect or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of the say-on-pay vote will be taken into account by the Compensation Committee when considering future compensation arrangements.

The Board recommends that you vote FOR Occidental’s named executive officer compensation. Your proxy will be so voted unless you specify otherwise.

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Proposal 4: Ability Of Stockholders To Act By Written Consent

PROPOSAL 4: ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT

Article V.(A) of Occidental’s Restated Certificate of Incorporation specifically provides that any action required or permitted to be taken by stockholders must be effected at an annual or special meeting of stockholders and may not be effected by any consent in writing of such stockholders. At the 2013 Annual Meeting of Stockholders, a proposal requesting the Board to undertake steps necessary to permit action by written consent by stockholders did not receive a majority of the votes present for purposes of a quorum to pass as required by the company’s by-laws, but did receive more votes in favor than against. Therefore, in conformity with the long-standing practice of the Board to reconsider all stockholder proposals that receive a significant vote in favor, the company is now requesting that the stockholders approve an amendment to the Restated Certificate of Incorporation that will permit stockholder action by written consent subject to compliance with the procedures set forth therein. Subject to the approval of the amendment, which is set forth in its entirety in Exhibit A, and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board of Directors has approved an amendment to Occidental’s by-laws to permit the company to designate an inspector to discharge duties contemplated by the Restated Certificate of Incorporation in the event of the delivery and/or revocation of, a written consent to take action. The by-law provision with respect to stockholder action is set forth in its entirety in Exhibit B.

The Board of Directors believes that permitting stockholder action by written consent promotes stockholder democracy, but requires procedures to ensure that all stockholders have the opportunity to deliberate and vote on pending stockholder actions. Therefore, the proposed amendment provides that a record date be set to determine the stockholders entitled to consent and that the stockholders seeking to take action by written consent solicit consents from all stockholders entitled to vote on the matter. Holders of record of at least 20% in the aggregate of the outstanding shares of common stock of the company may request that the Board set such record date and must provide information and representations as required by the by-laws as though such stockholder was intending to nominate a person for election to the Board of Directors or to bring any other matter before a stockholder meeting, the text of the proposed action to be taken, including any resolutions to be adopted by written consent and the language of any proposed amendment to the by-laws.

Moreover, the Board believes that stockholder action by written consent should be available only for matters that are a proper subject for stockholder action under applicable law and matters that have not been presented to stockholders at an annual meeting within the prior 12 months (other than the election or removal of directors). Furthermore, the Board believes that the solicitation of written consents should not conflict or interfere with annual meetings of stockholders. The amendment provides procedures and timing parameters to ensure these protections. The amendment also provides that the validity of a written consent and any related revocations of a consent, may be challenged by any stockholder or by the Board of Directors. The procedures and process set forth in the amendment do not apply to stockholder action by written consent solicited by the Board of Directors, which will be subject to applicable law.

A majority of the shares entitled to vote at the Annual Meeting must vote FOR this proposal to approve the amendment to the Restated Certificate of Incorporation. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker nonvotes will have the same effect as votes AGAINST the proposal.

If this proposal is approved, Occidental will promptly file a Certificate of Amendment with the Secretary of State of the State of Delaware. Upon such filing, all stockholders will be bound by the terms of the amendment to the Restated Certificate of Incorporation, whether or not they voted to approve it. The text of the proposed amendment to the Restated Certificate of Incorporation is attached hereto as Exhibit A.

Upon effectiveness of the filing of the Certificate of Amendment, the by-law amendment attached hereto as Exhibit B will become effective without further action by the Board of Directors.

At any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board of Directors may abandon the proposed amendment to the Restated Certificate of Incorporation without further action by the stockholders, notwithstanding authorization of the proposed amendment by the stockholders, although the Board of Directors has no current intention to abandon the amendment if so approved.

The Board of Directors has approved and recommends that you vote FOR the approval of the amendment. Your proxy will be so voted unless you specify otherwise.

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Proposal 5: Separation Of The Roles Of The Chairman Of The Board And The Chief Executive Officer

PROPOSAL 5: SEPARATION OF THE ROLES OF THE CHAIRMAN OF THE BOARD AND THE CHIEF EXECUTIVE OFFICER

In October 2010, the Board of Directors of Occidental approved new governance provisions to be implemented both immediately and in the following years. These provisions and the timetable were the products of discussions between members of the Board of Directors and representatives of the California State Teachers Retirement System, who remains a current stockholder, and Relational Investors LLC, who was a stockholder at the time, and among the parties to the shareholder action entitled Ruby Resnik v. Spencer Abraham et.al. One of the commitments Occidental made was to give stockholders an opportunity at the 2014 Annual Meeting to vote for or against a by-law amendment splitting the Chairman of the Board and the Chief Executive Officer roles. The company committed to take a neutral or positive position on the matter and strongly supports the amendment.

In May 2013, Occidental amended its by-laws to provide that the Board of Directors shall annually elect one of its Independent Directors (as defined in the company’s Corporate Governance Policies as in effect from time to time) to be Chairman of the Board of Directors. Article III, Section 13 of the by-laws and the definition of Independent Director in the Corporate Governance Policies are attached hereto as Exhibit C.

Article III, Section 13 of the by-laws has been in effect since May 2013 and does not require stockholder action to continue to remain in effect. The Board strongly supports this by-law amendment.

A majority of shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR this proposal to approve Article III, Section 13 of the by-laws attached hereto as Exhibit C. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker nonvotes will have the same effect as votes AGAINST the proposal.

The Board of Directors has approved and recommends that you vote FOR Article III, Section 13 of the by-laws. Your proxy will be so voted unless you specify otherwise.

PROPOSAL 6: RATIFICATION OF INDEPENDENT AUDITORS

Audit and Other Fees

Audit and Non-Audit Services Pre-Approval Policy and Procedures

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental’s independent auditor provides to Occidental. Additionally, the Audit Committee has delegated to the Committee Chair full authority to approve any such request provided the Audit Committee Chair presents any approval so given to the Audit Committee at its next scheduled meeting. All audit and audit-related services rendered by KPMG LLP in 2013 were approved by the Audit Committee or the Audit Committee Chair before KPMG was engaged for such services. No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

Audit Fees

The aggregate audit fees incurred for professional services rendered by KPMG LLP for the years ended December 31, 2013 and December 31, 2012, were $10,163,700 and $9,210,000, respectively. These amounts include fees necessary to perform the annual audit and quarterly reviews in accordance with Generally Accepted Auditing Standards, annual attestation on internal controls over financial reporting and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, other attestation services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission.

Audit Related Fees

Fees of $1,157,000 and $1,168,770 were incurred for professional services rendered by KPMG LLP for the years ended December 31, 2013, and December 31, 2012, respectively, for assurance and related services that are traditionally performed by the independent auditor. More specifically, these services include, among others: employee benefit plan audits, reviews of proposed or consummated transactions and consultation concerning financial accounting and reporting standards.

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Stockholder Proposals

Tax Fees

No fees were incurred for tax services rendered by KPMG LLP for the years ended December 31, 2013, and December 31, 2012.

All Other Fees

For the years ended December 31, 2013, and December 31, 2012, no fees were incurred for services rendered by KPMG LLP, other than the services described under “Audit Fees” and “Audit Related Fees.”

Report of the Audit Committee

The Audit Committee has reviewed and discussed Occidental’s audited financial statements for the fiscal year ended December 31, 2013, including management’s annual assessment of and report on Occidental’s internal control over financial reporting, with management and KPMG LLP. In addition, the Audit Committee has discussed with KPMG LLP, Occidental’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and currently in effect. The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and currently in effect. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG LLP to Occidental is compatible with maintaining their independence and has discussed with KPMG LLP the firm’s independence.

Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2013, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Avedick B. Poladian (Chair)
Howard I. Atkins
John E. Feick
Margaret M. Foran

Ratification of Selection of Independent Auditors

The Audit Committee of the Board of Directors of Occidental has selected KPMG LLP as independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2014. KPMG LLP has audited Occidental’s financial statements since 2002. A member of that firm will be present at the Annual Meeting, will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR this proposal to ratify the selection of auditors.

Abstentions and broker nonvotes have the same effect as votes AGAINST the proposal. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will appoint the independent auditors for 2014, which may be KPMG LLP. If KPMG LLP should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint the independent auditors for 2014.

The Board of Directors recommends that you vote FOR the ratification of the selection of auditors. Your proxy will be so voted unless you specify otherwise.

STOCKHOLDER PROPOSALS

General Information

Occidental has been advised that four stockholder proposals may be introduced at the Annual Meeting. The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which, except for any reference to the proposal number, are presented in the form received from the stockholders.

Vote Required to Approve

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR a proposal for a stockholder proposal to be approved. Your broker may not vote your shares on a stockholder proposal unless you give voting instructions. Abstentions and broker nonvotes have the same effect as votes AGAINST the proposal.

Voting Results

The Report of Inspector of Elections will be included in a Current Report on Form 8-K and published on Occidental’s web site, www.oxy.com, within four business days following the Annual Meeting.

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Proposal 7: Executives To Retain Significant Stock

Legal Effect of Approval

The stockholder proposal set forth below is a request to the Board of Directors to consider a matter. If the proposal passes, the Board of Directors may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

Board Action with Respect to Approved Proposals

It has been the practice of Occidental’s Board of Directors to consider matters that are approved by the stockholders and, if appropriate, to refer the matter to the appropriate Board committee for further study and recommendation to the full Board. Generally, this initial consideration and referral takes place at the next regularly scheduled meeting of the Board. Depending on the complexity of the issue and the desire of the committee to seek advice from independent advisors, the committee usually reports to the full Board no later than the final meeting of the calendar year, which is usually held in early December. The final action taken by the Board with respect to the proposals and, if applicable, a timetable for implementation of the Board action, will be posted on www.oxy.com. In prior years, stockholder proposals with respect to poison pills and golden parachutes were approved, and the Board took action to adopt policies responsive to the concerns raised in those proposals.

Stockholder Right to Enforce a Proposal

As explained above, generally, stockholder proposals are requests to the Board to consider a matter. If a proposal that is approved requests that the Board take, or refrain from taking, some action and the Board does not do so, then the stockholder may submit the same proposal for consideration at the next Annual Meeting by following the procedures described on page 62. In the alternative, a stockholder may challenge the Board’s business judgment not to implement the proposal by commencing litigation in the Chancery

Court of the State of Delaware, Occidental’s state of incorporation. Delaware law contains certain procedural requirements that must be followed before a suit may be commenced, including a requirement that, unless it would otherwise be futile, a demand be made to Occidental identifying the alleged wrongdoers, the wrongdoing allegedly perpetrated and the resultant injury to Occidental and the legal action the stockholder wants the Board to take on Occidental’s behalf.

PROPOSAL 7: EXECUTIVES TO RETAIN SIGNIFICANT STOCK

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the owner of no less than 50 shares of common stock, has notified Occidental that he intends to present the following proposal at the 2014 Annual Meeting:

Proposal 7 - Executives to Retain Significant Stock

Resolved: Shareholders urge that our executive pay committee adopt a policy requiring senior executives to retain a significant percentage of shares acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy before our Company’s next annual meeting. For the purpose of this policy, normal retirement age would be an age of at least 60 and determined by our executive pay committee. Shareholders recommend that the committee adopt a share retention percentage requirement of 50% of net after-tax shares.

This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors would be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate our Company’s existing contractual obligations or the terms of any pay or benefit plan currently in effect.

Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”

This proposal should also be more favorably evaluated due to our Company’s clearly improvable environmental, social and corporate governance performance as reported in 2013:

GMI Ratings, an independent investment research firm, rated our company D for executive pay with $28 million for Stephen Chazen and $800,000 in CEO perks. Shareholders responded with a 37% vote against executive pay. OXY could give long-term incentive pay to Mr. Chazen for below-median performance. There were no links between incentive pay policies for executives and the effective management of OXY’s social and environmental impacts. Plus 5 directors each received 16% to 25% in negative votes. Not one independent director had expertise in risk management.

In other news Colombia’s largest oil pipeline (operated by OXY) was hit by an explosion causing a significant oil spill in a July 2013 attack blamed on leftist guerrillas claiming they aim to prevent the exploitation of the country’s natural resources by foreign companies. OXY wrote down the value of certain gas properties by $1 billion in January 2013.

OXY did not report on its sustainability policies and practices via the Global Reporting Initiative, a commonly used and highly effective

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Proposal 7: Executives To Retain Significant Stock

standard for such reporting, nor has it become a voluntary signatory of the UN Global Compact, yet another commonly employed global standard for achieving and maintaining more effective sustainability practices. In the area of workplace safety OXY had not implemented OSHAS 18001 as its occupational health and safety management system.

Returning to the core topic of this proposal from the context of our clearly improvable corporate performance, please vote to protect shareholder value:

Executives to Retain Significant Stock – Proposal 7

The Board of Directors’ Statement in Opposition.

The Board of Directors recommends that stockholders vote AGAINST this proposal for the following reasons:

Executive Compensation Program

Occidental has a long-standing commitment to basing the majority of executive compensation on the long-term performance of the company. This is accomplished through granting long-term performance-based incentive awards that have been paid at least 50% in stock over the last several years, and, for awards granted in the last two years, 100% in stock. As reported in this Proxy Statement, approximately 74% of compensation granted to currently employed named executive officers in 2013, based on target and grant date fair values, was in the form of on long-term performance-based incentive awards which will be paid 100% in stock.

Under the executive compensation program, named executive officers are required to retain a number of shares equal to 50% of the net after-tax shares received pursuant to equity awards granted after 2008 for at least three years after the vesting date. These awards are subject to three to seven-year performance periods, with the holding period beginning no sooner than three years after the grant date of the award.

The combination of long performance periods and the post-vesting holding period results in aligning executives’ interests with shareholder interests in the long-term performance of the company. This also results in executives holding equity interests far into the future, without regard to any particular retirement date. With annual grants and payouts made each year with respect to awards granted at least three years prior, executives are continually holding shares and equity interests for long-term periods. The company believes this should apply regardless of whether an executive is near retirement, as the proponent suggests. The company’s approach likely results in more shares held over a longer period than under the proposal.

Stock Ownership Guidelines

Furthermore, Occidental has had minimum stock ownership guidelines for senior management since 1996. The company’s current policy, effective February 9, 2005, is that within four years of election as an executive officer, each executive officer is expected to hold stock having a value of a multiple of two to ten times the executive’s annual base salary. The Chief Executive Officer must hold 10 times his base salary; the remaining named executive officers must hold five times their base salary; executive vice presidents must hold three times their base salary; and other vice presidents must hold two times their base salary. Stock holdings include direct stock holdings (including those held in a living trust or by a family partnership or corporation controlled by the officer, unless expressly disclaimed by the officer), shares in the company’s 401K plan, long-term stock awards, and restricted stock units. Occidental does not have a required retirement age. This stock ownership policy applies to executives as long as they are employed by the company, which may be beyond the age of 60. As disclosed in this Proxy Statement, the currently employed named executive officers held between 10 and 151 times their base salaries in stock, which is significant by any standard.

Conclusion

The company believes that the terms of its equity awards and long-standing stock ownership policy address the proponent’s concerns regarding retention of stock over the long term. These awards and the ownership guidelines: (1) require that 50% of net after-tax shares received be held for at least three years after vesting, including awards vested for executives over 60 years of age, (2) require the ownership of a significant number of shares, (3) require stock ownership for the duration of the officer’s service, not for a period ending at a defined “retirement age”, and (4) require stock ownership by more than just the “senior officers” mentioned in the proposal. All of this information is available on the company’s website and in its public filings.

The company’s executive compensation program and stock ownership guidelines meet the requests contained in the proposal and address the underlying concerns and objectives of the proposal, and, in several respects, may exceed its objectives.

The vote required to approve this proposal is set forth in “Vote Required to Approve” on page 54.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

Occidental Petroleum Corporation 56

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Proposal 8: Review Lobbying At Federal, State, Local Levels

PROPOSAL 8: REVIEW LOBBYING AT FEDERAL, STATE, LOCAL LEVELS

The Needmor Fund, 2123 West Webster Avenue, Chicago, IL 60647, the owner of 800 shares of common stock, has notified Occidental, as a primary filer with the following co-filers: Benedictine Sisters of Monasterio Pan de Vida, Apdo. Postal 105-3, Torreon, Coahuila C.P. 27000, Mexico, the owners of 39 shares of common stock; Benedictine Sisters of Mount St. Scholastica, 801 S. 8th Street, Atchison, KS 66002, the owners of 938 shares of common stock; Congregation of Divine Providence, 515 SW 24th Street, San Antonio, TX 78207, the owners of 557 shares of common stock; Covenant Academy of the Incarnate Word, 2930 South Alameda, Corpus Christi, TX 78404-2798, owners of 160 shares of common stock; Marco Consulting Group, 550 Washington Blvd., Ste 900, Chicago, IL 60661, the owners of 5,336 shares of common stock; Providence Trust, P.O. Box 37345, San Antonio, TX 78237, the owners of 900 shares of common stock; Sisters of Charity of the Incarnate Word, 4503 Broadway, San Antonio, TX 78209, the owners of 2,400 shares of common stock; State of Connecticut, 55 Elm Street, Hartford, CT 06106, owners of 237,707 shares of common stock; Unitarian Universalist Association of Congregations, 25 Beacon Street, Boston, MA 02108, the owner of 1,054 shares of common stock; and United Church Funds, 475 Riverside Drive, Ste 1020, New York, NY 10115, the owners of 400 shares of common stock; and State of New York Office of the State Comptroller, 633 Third Avenue, 31st Floor, New York, NY 10017, as the trustee of the New York State Common Retirement Fund (the “Fund”) and the administrative head of both the New York State and Local Employees’ Retirement System and the New York State Police and Fire Retirement System, with the Fund having beneficial ownership of 2,417,208 shares of common stock, that they intend to present the following proposal at the 2014 Annual Meeting:

REVIEW LOBBYING AT FEDERAL, STATE, LOCAL LEVELS

Whereas: Investors are increasingly concerned about how companies lobby at the federal, state and local levels, including indirect lobbying through trade associations and tax-exempt organizations. A high level of transparency helps ensure lobbying activities are consistent with stated corporate policies and values, thereby reducing reputational and business risk that potentially could alienate consumers, investors and other stakeholders.

For example, the tax-exempt American Legislative Exchange Council (ALEC) has come under unique scrutiny due to its controversial and partisan public policy positions and the lobbying enabled by the organization through model legislation it provides and promotes. ALEC has been associated with contentious anti-immigration, voter identification and “Stand Your Ground,” legislation. More recently, ALEC initiatives have opposed climate change policies and efforts to weaken state renewable energy standards with the Heartland Institute.

Occidental Petroleum is a member of ALEC and funds its work. We believe this partnership may bring significant reputational and business risk to the company.

For example, legislation inspired by ALEC’s model “Electricity Freedom Act” calling for the repeal of state-level Renewable Portfolio Standards is being presented to a number of state legislatures. In contrast, Occidental Petroleum is a leader in its commitment to address the environment and climate change.

As of July 2013, 50 corporations have ended ties with ALEC. Major corporations across a range of industries have disassociated, such as Brown-Forman, Coca-Cola, John Deere, Dell Computers, General Electric, General Motors, Johnson & Johnson, McDonald’s, Medtronic, PepsiCo, Procter & Gamble, Unilever and Wal-Mart. In suspending its membership in ALEC in 2012, Wal-Mart’s VP of Public Affairs remarked: “We feel that the divide between these activities and our purpose as a business has become too wide.”

Yet Occidental Petroleum has decided to continue as an ALEC supporter, and does not speak out on ALEC positions that violate our company’s policies and values.

Resolved: Shareholders request that the Board of Directors initiate a review and assessment of organizations in which Occidental Petroleum is a member or otherwise supports financially for involvement in lobbying on legislation at federal, state, or local levels. A summary report of this review, prepared at reasonable cost and omitting proprietary information, should be reviewed by the Board Governance Committee and provided to shareholders.

SUPPORTING STATEMENT

We propose the review should:

1.	Examine the philosophy, major objectives and actions taken by the organization supported;

2.	Assess the consistency between our company’s stated policies, principles, and Code of Conduct with those of the organization supported;

3.	Determine if the relationship carries reputational or business risk that could have a negative impact on the company, its shareholders, or other stakeholders;

4.	Evaluate management’s rationale for its direct involvement in, or financial support of, the organization to determine if the support is in the long-term best interests of the company and its stakeholders;

5.	Assess current and potential internal oversight and controls governing the use of corporate assets for political purposes.

The Board of Directors’ Statement in Opposition.

The Board of Directors recommends that stockholders vote AGAINST this proposal for the following reasons:

The Board of Directors’ position and Occidental’s policies and practices on contributions to trade associations and other organizations that may engage in lobbying activities has been

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Proposal 9: Quantitative Risk Management Reporting For Hydraulic Fracturing Operations

included on the company’s website since 2011. See Political Contributions and Lobbying in the Governance Section under Investor Relations at www.oxy.com.

As noted in that section, Occidental is a member of many trade associations. While not their primary purpose, many of the organizations actively engage in lobbying on industry issues. These organizations represent a broad range of members and interests and Occidental does not always share the views of these organizations or their other members on every issue. Nevertheless, Occidental joins these groups because it believes that membership in these groups permits it to stay abreast of issues impacting its business segments and to help shape best practices in those industries. In other words, understanding an organization’s philosophy and major objectives is part of the decision to join an organization.

While the proponents state that their concern is the reputational harm that could occur by being associated with organizations that engage in lobbying to any extent, the proponents’ focus appears to be primarily on the American Legislative Executive Council (ALEC). The proponents note that Occidental is a member of ALEC, an organization which apparently takes positions counter to the proponents’ views. The proposal could lead one to believe that Occidental is a major supporter of ALEC. In fact, Occidental contributed only $25,000 in 2011, $12,500 in 2012 and $2,500 in 2013. This is a small fraction of the more than ten million dollars a year Occidental spends on trade associations and other organizations. Based on the information it has received from such organizations, only approximately 12 percent of that aggregate amount was used by those organizations for lobbying purposes.

The report sought by the proponents would create yet an additional report, that for the most part duplicates information already available on Occidental’s website. The Board does not believe that it is a good use of corporate resources to consider every issue addressed by every organization it currently belongs to or may wish to join in the future. Clearly, the organization’s reputation is one of the factors that influences the decision whether or not to join the organization. The Board of Directors and the officers and employees are all conscious of preserving Occidental’s reputation and, in turn, preserving stockholder value. However, the report requested does not further that objective in any meaningful manner.

The vote required to approve this proposal is set forth in “Vote Required to Approve” on page 54.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 9: QUANTITATIVE RISK MANAGEMENT REPORTING FOR HYDRAULIC FRACTURING OPERATIONS

As You Sow, 1611 Telegraph Ave., Suite 1450, Oakland, CA 94612, the owner of 200 shares of common stock, has notified Occidental that it intends to present the following proposal at the 2014 Annual Meeting:

Quantitative Risk Management Reporting for Hydraulic
Fracturing Operations

Whereas,

Extracting oil and gas using hydraulic fracturing technology has become a highly controversial public policy issue. Leaks, spills, explosions, and adverse community impacts have led to bans and moratoria in the United States and around the globe. These include New York State and the Delaware River Basin.

The Department of Energy’s shale advisory panel recommended in 2011 that companies “adopt a more visible commitment to using quantitative measures as a means of achieving best practice and demonstrating to the public that there is continuous improvement in reducing the environmental impact of shale gas production.” (emphasis in original)

Investors require detailed and comparable information about how companies are managing risks and rewards from oil and natural gas extraction operations. A 2011 report, “Extracting the Facts: An Investor Guide to Disclosing Risks from Hydraulic

Fracturing Operations,” outlines best management practices and key performance indicators. Publicly supported by investors ($1.3 trillion in assets under management), the guide emphasizes quantitative reporting on key performance indicators.

In a November 2013 report entitled “Disclosing the Facts: Transparency and Risk in Hydraulic Fracturing Operations,” Occidental received the second lowest score among 24 extraction companies ranked on disclosure of information to investors, scoring only 2 out of a possible 32 points.

On November 16, 2013, it was reported that Occidental was fined for discharging fracking fluid into an unlined pit in Kern County, California. Elsewhere in California, the company’s use of acid matrix stimulation techniques in the Monterey shale of central California (a separate technique from “fracking”) is raising public concern regarding potential adverse impacts on aquifers.

Although Occidental publishes an annual sustainability report with limited information on its practices and policies, its disclosures fall short in providing information critical to investors in assessing related operational and financial risks. For instance, the company lacks adequate disclosure on residuals management; toxicity of drilling fluids; management of radioactive materials; or metrics necessary to determine trends in relationships with host communities.

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Proposal 10: Fugitive Methane Emissions And Flaring Report

Resolved:

Shareholders request the Board of Directors to report to shareholders by October 30, 2014, and annually thereafter, using quantitative indicators, the results of company procedures and practices, above and beyond regulatory requirements, to minimize any adverse environmental and community impacts from the company’s hydraulic fracturing operations associated with shale formations. Such reports should be prepared at reasonable cost and omit confidential information.

Supporting Statement:

Proponents suggest the report include information, focusing on regional operations where applicable, including percentage of drilling residuals managed in closed-loop systems; percentage of recycled water used regionally; targets and progress for eliminating open pits for storage of drilling fluid and flowback water; numbers and types of community complaints and number resolved; goals and systems for reducing the use of harmful chemicals in fracturing fluids; and numbers of violation notices or administrative actions in association with hydraulic fracturing operations with potential to harm health or environment.

The Board of Directors’ Statement in Opposition.

The Board of Directors recommends that stockholders vote AGAINST this proposal for the following reasons:

As an early and active participant in FracFocus®, the national chemical disclosure registry for hydraulic fracturing, Occidental has been on the forefront of voluntary disclosure of hydraulic fracturing information. FracFocus was established in 2011 by the Ground Water Protection Council and the Interstate Oil and Gas Compact Commission, which are organizations of state regulatory officials. FracFocus describes the hydraulic fracturing process in detail, as well as the well construction practices that isolate fluids inside an oil and gas well from any surrounding groundwater aquifer. FracFocus also provides public, well-by-well disclosure on hydraulic fracturing at www.fracfocus.org, including for each hydraulic fracturing operation the specific well location, well operator, type of well, total depth of the well, date of the operation, volume of water used, and the chemical additives used and their maximum concentration in the hydraulic fracturing fluid.

Occidental’s Engineering and Operations Group designs and supervises well construction, completions and integrity testing to ensure that hydraulic fracturing operations do not affect fresh groundwater resources. This group also coordinates with Occidental’s specialized contractors to design hydraulic fracturing operations that use only the amounts of water and additives necessary to stimulate the flow of oil and gas from the hydrocarbon-bearing zone into the oil and gas well. Under the direction of the Environmental, Health and Safety Committee of the Board of Directors, Occidental supplemented this group by establishing a dedicated team in 2011 to provide prompt voluntary reporting on hydraulic fracturing, making Occidental one of the companies with the most information in FracFocus. In the past two years, many states and certain federal agencies have adopted or proposed regulations requiring the disclosure of such information in FracFocus or similar databases.

In addition to its disclosure in FracFocus, Occidental has continued to expand its voluntary reporting on water management in the Social Responsibility section of its website at www.oxy.com. Reflecting comments from stakeholders, Occidental has provided 2012 water management information for several key business units. This online resource includes sources and estimated volumes of water used and recycled by business unit, as well as descriptions of water management practices. At the direction of the Environmental, Health and Safety Committee of the Board of Directors, Occidental plans to expand its water management reporting in future updates of the Social Responsibility section of its website at www.oxy.com to include other business units.

The Board of Directors believes that Occidental’s public disclosures regarding hydraulic fracturing and water management in FracFocus and in the Social Responsibility section of Occidental’s website already address the concerns stated in the Proposal and that the requested report is unnecessary. Finally, several federal and state agencies have adopted or proposed additional regulations regarding hydraulic fracturing and that would govern many of the topics sought by the proponent in the requested report, further rendering the report unnecessary.

The vote required to approve this proposal is set forth in “Vote Required to Approve” on page 54.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 10: FUGITIVE METHANE EMISSIONS AND FLARING REPORT

Arjuna Capital, 204 Spring Street, Marion, MA 02738, the owner of 60 shares of common stock, has notified Occidental that it intends to present the following proposal at the 2014 Annual Meeting:

FUGITIVE METHANE EMISSIONS & FLARING REPORT

WHEREAS: Methane’s impact on global temperature is 86x that of CO2 over a 20-year period, emissions contribute significantly to climate change. Methane represents over 25% of 20-year CO2 equivalent emissions in the EPA Greenhouse Gas Inventory.

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Proposal 10: Fugitive Methane Emissions And Flaring Report

Further, domestic flaring has propelled the U.S. into the top 10 gas flaring countries globally. Approximately 29% of gas produced in the Bakken is flared and gas flared in North Dakota more than doubled between May 2011 and May 2013, with $1 billion worth of gas lost in 2012.

Studies from Cornell, the University of Colorado and the University of Texas estimate highly varied methane leakage rates as a percentage of production, creating uncertainty and garnering attention from Forbes and The New York Times, where methane leakage was referred to as “the Achilles’ heel of the hydraulic fracturing.”

The IEA highlights the risk of failing to implement best practice methane management in “Golden Rules for a Golden Age of Gas,” recommending actions “necessary to realise the economic and energy security benefits [of gas development] while meeting public concerns.” Recommended actions are to “eliminate venting, minimise flaring,” and “consider setting targets on emissions as part of their overall strategic policies to win public confidence.”

Reducing methane emissions in upstream oil and gas production is one of four policies proposed by the international Energy Agency (IEA) that “could stop the growth in global energy-related emissions by the end of this decade at no net economic cost.” The policies “rely only on existing technologies” and “would not harm economic growth.”

The IEA states, “Public authorities need to consider imposing restrictions on venting and flaring.” A failure by companies to proactively reduce methane emissions may invite more rigorous regulations.

We believe Occidental Petroleum’s social license to operate is at risk and the company has a responsibility to implement a comprehensive management program. We recognize some operations may incorporate best practice management; however, the risk of leaks at high growth or select geographies can negate best practices elsewhere.

Methane leakage and flaring has a direct economic impact on Occidental as lost and flared gas is not available for sale. The National Resource Defense Council estimates control processes could generate $2 billion in annual revenues for the industry and reduce methane pollution eighty percent.

RESOLVED: Shareholders request that Occidental issue a report (by October 2014, at reasonable cost, and omitting proprietary information) for investors that reviews the Company’s policies, actions, and plans to measure, disclose, mitigate, and set quantitative reduction targets for methane emissions and flaring resulting from all operations under the company’s financial or operational control.

SUPPORTING STATEMENT: The Global Reporting Initiative (GRI) and the Carbon Disclosure Project provide guidelines to disclose the quantity of flared and vented hydrocarbons. We believe a report adequate for investors to assess the Company’s strategy would include methane leakage rate as a percentage of production, how the Company is measuring and mitigating emissions, best practices, worst performing assets, risk mitigation, and environmental impact.

The Board of Directors’ Statement in Opposition.

The Board of Directors recommends that stockholders vote AGAINST this proposal for the following reasons:

The Health, Environment and Safety (HES) Principles of Occidental’s Board of Directors promote the conservation and efficient use of natural resources and reduction of air emissions from Occidental’s operations. Under the Board’s leadership and Occidental’s HES management system, Occidental actively pursues the capture and beneficial use of methane in all of its operations, in conjunction with business partners and host governments. Occidental is an active and longstanding participant in the Natural Gas Star program and the Global Methane Initiative, which the U.S. Environmental Protection Agency (U.S. EPA) established and manages. Occidental has voluntarily implemented numerous projects in its operations worldwide to expand the beneficial use or sale of field gas and prevent the release of an estimated 32 billion standard cubic feet of methane from 1990 through 2013 in furtherance of these programs. The Environmental, Health and Safety Committee of the Board oversees these efforts, which the U.S. EPA has recognized on several occasions over the past decade. Occidental summarizes these efforts in its annual Social Responsibility Report and in response to the annual Carbon Disclosure Project questionnaire. Accordingly, the Board of Directors believes that Occidental already appropriately addresses the concerns stated in the Proposal, and that the requested report is unnecessary.

Furthermore, Occidental does not support quantitative targets to reduce methane emissions for three key reasons, among others: (1) Occidental’s diverse asset portfolio and active business development efforts allow the company to direct capital rapidly to different regions or fields based on economic and operational conditions which, in turn, can significantly change the potential for methane emissions; (2) controlled flaring of methane is a vital protective measure to avoid unsafe pressure buildup in plants, pipelines, wells and equipment in certain circumstances, such as during facility shutdown, startup and maintenance activities; and (3) U.S. EPA and it its counterparts in various countries and states have recently adopted or are in the process of adopting regulations to further reduce methane emissions from production facilities and natural gas wells, which the company is implementing and which will provide for more consistent reporting across the industry by the end of 2015.

The vote required to approve this proposal is set forth in “Vote Required to Approve” on page 54.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal. Your proxy will be so voted unless you specify otherwise on the proxy card.

Occidental Petroleum Corporation 60

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General Information

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on May 2, 2014, and at any adjournment or postponement of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 2, 2014

This Proxy Statement and Occidental’s Annual Report on Form 10-K for the year ended December 31, 2013, are available on Occidental’s web site at www.oxypublications.com or by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

Admission to the Annual Meeting

Attendance is limited to stockholders, one guest per stockholder and authorized proxy holders. If you plan to attend the Annual Meeting in person and you are a stockholder of record, you must bring the admission ticket attached to your proxy or information card and valid government-issued photo identification such as a driver’s license or passport.

If your shares are held in the name of a bank, broker or other holder of record and an admission ticket is not part of your voting instruction card, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement and valid government-issued photo identification, such as a driver’s license or passport.

If you are not a stockholder or a guest of a stockholder, you will be admitted only if you have a valid legal proxy and valid government-issued photo identification such as a driver’s license or passport. If you are receiving a legal proxy from a stockholder of record, you must bring a valid legal proxy from the record holder to you. If you are receiving a legal proxy from a street name stockholder, you must bring a form of a valid legal proxy from the record holder (i.e., the bank, broker or other holder of record) to the street name stockholder that is assignable, and a legal proxy from the street name stockholder to you.

Any stockholder who would like to appoint more than one proxy holder to attend the meeting must contact the Corporate Secretary’s Office at 310-443-6506, no later than noon Pacific time on May 1, 2014, to assure that such proxies are valid and reasonable in number.

Cell phones, tablets and other electronic devices are not permitted in the meeting.

Voting Instructions and Information

Voting Rights

This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 25, 2014, to each stockholder of record as of the close of business on March 13, 2014, which is the record date for the determination of stockholders entitled to receive notice of, to attend and to vote at the Annual Meeting. As of the record date, Occidental had outstanding and entitled to vote 790,108,431 shares of common stock. A majority of outstanding shares must be represented at the Annual Meeting, in person or by proxy, to constitute a quorum and to transact business. You will have one vote for each share of Occidental’s common stock you own. You may vote in person at the Annual Meeting or by proxy. Proxies may be submitted by completing and mailing the proxy card, by telephone or by Internet at www.voteproxy.com as explained on the proxy card. Voting via the internet is a valid proxy voting method under the laws of the state of Delaware, the company’s state of incorporation. You may not cumulate your votes.

Voting of Proxies

The Board of Directors has designated Ambassador Edward P. Djerejian and Mr. Stephen I. Chazen, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

FOR all nominees for directors (see page 1);

FOR one-year waiver of director age restriction for Edward P. Djerejian, an independent director (see page 13);

FOR advisory vote approving executive compensation (see page 50);

FOR ability of stockholders to act by written consent (see page 52);

FOR separation of the roles of the Chairman of the Board and the Chief Executive Officer (see page 53);

FOR ratification of the independent auditors (see page 53);

AGAINST Proposal 7 (see page 55);

AGAINST Proposal 8 (see page 57);

AGAINST Proposal 9 (see page 58); and

AGAINST Proposal 10 (see page 59).

In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the Annual Meeting in accordance with Occidental’s by-laws.

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General Information

Broker Votes

If your shares are held in street name, under New York Stock Exchange Rules, your broker can vote your shares on Proposal 6 but not with respect to the election of directors, one-year waiver of age restriction for Edward P. Djerejian, executive compensation, stockholder action by written consent, separation of Chairman and

Chief Executive Officer roles or the stockholder proposals (Proposals 1 – 5 and 7 – 10). If your broker does not have discretion and you do not give the broker instructions, the votes will be broker nonvotes, which will have the same effect as votes against the proposal for all matters other than the election of directors (Proposal 1).

Vote Required

The vote required to elect directors and to approve each proposal is described with each proposal.

Voting Results

The Report of Inspector of Elections will be included in a Current Report on Form 8-K and published on Occidental’s web site, www.oxy.com, within four business days following the Annual Meeting, both of which also may be obtained by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

Confidential Voting

All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on your proxy or voting instruction card, or the proxy solicitation is contested. Occidental’s confidential voting policy is posted at http://confidentialvoting. oxy.com and also may be obtained by writing to Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

Revoking a Proxy or Changing Your Vote

You may revoke your proxy or change your vote before the Annual Meeting by filing a revocation with the Corporate Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the Annual Meeting and voting in person.

Solicitation Expenses

The expense of this solicitation will be paid by Occidental. Morrow & Co., LLC has been retained to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at $18,000 plus reimbursement of out-of-pocket expenses. Additionally, AST Phoenix Advisors has been retained to provide advice with respect to current developments in proxy issues. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of its common stock. In addition, Occidental’s officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

Stockholder Proposals for the 2015 Annual Meeting of Stockholders

Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2015 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be addressed to Occidental’s Corporate Secretary at Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024, facsimile number 310-443-6977, and be received no later than November 25, 2014.

Under Occidental’s by-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures require that any such item of business must be submitted in writing to the Corporate Secretary at Occidental Petroleum Corporation,

10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received between February 1, 2015, and February 21, 2015, and must include the information required by Occidental’s by-laws. A copy of the by-laws may be obtained by writing to the Corporate Secretary at the address listed above.

In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s by-laws. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

Nominations for Directors for Term Expiring in 2016

Nominating Committee Policy

It is the policy of the Nominating Committee to consider nominees recommended by stockholders if the stockholder complies with the procedures outlined below. In prior years, the Nominating Committee has identified candidates through recommendations from other non-management directors, executive officers, including the Chief Executive Officer, and other third parties. The Nominating Committee anticipates that, if a vacancy on the Board were to occur, it would use these sources as well as stockholder recommendations to identify candidates.

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General Information

In deciding if a candidate recommended by a stockholder or identified by another source is qualified to be a nominee, it is the Nominating Committee’s policy to consider:

•	Whether the candidate is independent as defined in Occidental’s Corporate Governance Policies and as applied with respect to Occidental and the stockholder recommending the nominee, if applicable;

•	Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;

•	Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership, including consideration of the diversity characteristics set forth in Occidental’s corporate governance policies further described at www.oxy.com; and
•	Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.

If there is a vacancy and the Nominating Committee believes that a recommended candidate has good potential for Board service, the Nominating Committee will arrange an interview with the candidate. Pursuant to its Charter, the Nominating Committee will not recommend any candidate to the Board who has not been interviewed by the Nominating Committee.

In accordance with its Charter, the Nominating Committee annually reviews its performance and reports its findings to the Board. The Nominating Committee also assists the Board in performing its self-evaluation, which includes an assessment of whether the Board has the necessary diversity of skills, backgrounds and experiences to meet the company’s ongoing needs.

Procedure to Recommend Candidates

Stockholder recommendations must be received by the Corporate Secretary of Occidental between September 1 and November 30 of the year preceding the meeting. Each recommendation must include the following information:

1.	As to each person whom the stockholder proposes for election or re-election as a director:

•	The name, age, business address and residence address of the person;

•	The principal occupation or employment of the person;

•	The class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and
•	Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission.

2.	As to the stockholder making the recommendation:

•	The name and address of record of such stockholder; and

•	The class or series and number of shares of capital stock of Occidental which are beneficially owned by the stockholder.

The stockholder’s recommendation must include the recommended person’s written consent to being named as a nominee and to serving as a director if elected.

Procedure to Nominate Candidates

Under Occidental’s by-laws, stockholders may nominate a person to the Board by complying with the advance notice procedures of the by-laws and attending the annual meeting to make the necessary motion. The notice must be received between September 1 and November 30 of the year preceding the meeting and include the information required by the by-laws.

Annual Report

Occidental’s 2013 Annual Report on Form 10-K is concurrently mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the reports thereon of KPMG LLP, independent auditors.

Sincerely,
Donald P. de Brier
Corporate Executive Vice President and Corporate Secretary

Los Angeles, California

March 25, 2014

It is important that proxies be returned promptly. Please complete, sign, date and return the accompanying form or forms of proxy in the enclosed envelope or follow the procedures outlined on the card to submit your proxy by telephone or Internet.

63 2014 Notice of Annual Meeting and Proxy Statement

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Exhibit A

EXHIBIT A

Proposed Amendment to Restated Certificate of Incorporation (Proposal 4)

ARTICLE V

A.	All actions required or permitted to be taken by the holders of Common Stock of the Corporation may be effected by the written consent of such holders pursuant to Section 228 of the DGCL; provided that no such action may be effected except in accordance with the provisions of this Article V.A and applicable law.

(a)	Request for Record Date. The record date for determining such stockholders entitled to consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article V.A. Any holder of Common Stock of the Corporation seeking to have such stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary of this Corporation, delivered to this Corporation and signed by holders of record at the time such notice is delivered holding shares representing in the aggregate at least 20% of the outstanding shares of Common Stock of the Corporation, request that a record date be fixed for such purpose. The written notice must contain the information set forth in paragraph (b) of this Article V.A. Following delivery of the notice, the Board of Directors shall, by the later of (i) 20 days after delivery of a valid request to set a record date and (ii) 5 days after delivery of any information required by the Corporation to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by written consent under paragraph (c) of the Article V.A, determine the validity of the request and whether the request relates to an action that may be taken by written consent and, if appropriate, adopt a resolution fixing the record date for such purpose (unless the Board of Directors shall have previously fixed a record date therefor). The record date for such purpose shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If a notice complying with the second and third sentences of this paragraph (a) has been duly delivered to the Secretary of the Corporation but no record date has been fixed by the Board of Directors by the date required by the preceding sentence, the record date shall be the first date after the expiration of the ten day time period on which a signed written consent relating to the action taken or proposed to be taken by written consent is delivered to the Corporation in the manner described in paragraph (f) of this Article V.A; provided that, if prior action by the Board of Directors is required under the provisions of Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(b)	Notice Requirements. Any notice required by paragraph (a) of this Article V.A must be delivered by the holders of record of at least twenty percent (20%) of the outstanding shares of Common Stock of the Corporation entitled to vote on the matter (with evidence of such ownership attached to the notice), must describe the action proposed to be taken by written consent of stockholders and must contain (i) such information and representations, to the extent applicable, then required by the By-laws of the Corporation, as amended from time to time, as though such stockholder was intending to make a nomination of persons for election to the Board of Directors or to bring any other matter before a meeting of stockholders, as applicable, and (ii) the text of the proposed action to be taken (including the text of any resolutions to be adopted by written consent of stockholders and the language of any proposed amendment to the By-laws of the Corporation). The Corporation may require the stockholder(s) submitting such notice to furnish such other information as may be requested by the Corporation to determine whether the request relates to an action that may be effected by written consent under paragraph (c) of this Article V.A.

(c)	Actions Which May Be Taken by Written Consent. Stockholders are not entitled to act by written consent if (i) the action relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the request for a record date for such action is delivered to the Corporation during the period commencing 90 days prior to the first anniversary of the date of the notice of annual meeting for the immediately preceding annual meeting and ending on the earlier of (x) the date of the next annual meeting and (y) 30 calendar days after the first anniversary of the date of the immediately preceding annual meeting, (iii) an identical or substantially similar item (as determined in good faith by the Board, a “Similar Item”), other than the election or removal of directors, was presented at a meeting of stockholders held not more than 12 months before the request for a record date for such action is delivered to the Corporation, (iv) a Similar Item consisting of the election or removal of directors was presented at a meeting of stockholders held not more than 90 days before the request for a record date was delivered to the Corporation (and, for purposes of this clause, the election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), (v) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholders meeting that has been called by the time the request for a record date is delivered to the Corporation but not yet held, (vi) such record date request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 or other applicable law, or (vii) sufficient written consents are not dated and delivered to the Corporation prior to the first anniversary of the date of the notice of annual meeting for the immediately preceding annual meeting.

Occidental Petroleum Corporation 64

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Exhibit A

(d)	Manner of Consent Solicitation. Holders of Common Stock of the Corporation may take action by written consent only if consents are solicited by the stockholder or group of stockholders seeking to take action by written consent of stockholders from all holders of capital stock of this Corporation entitled to vote on the matter and in accordance with applicable law.

(e)	Date of Consent. Every written consent purporting to take or authorize the taking of corporate action (each such written consent is referred to in this paragraph and in paragraph (f) as a “Consent”) must bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by paragraph (f) of this Article V.A, consents signed by a sufficient number of stockholders to take such action are so delivered to this Corporation.

(f)	Delivery of Consents. No Consents may be dated or delivered to the Corporation or its registered office in the State of Delaware until 60 days after the delivery of a valid request to set a record date. Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested. In the event of the delivery to the Corporation of Consents, the Secretary of this Corporation, or such other officer of this Corporation as the Board of Directors may designate, shall provide for the safe-keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by written consent as the Secretary of this Corporation, or such other officer of this Corporation as the Board of Directors may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent; provided, however, that if the action to which the Consents relate is the election or removal of one or more members of the Board of Directors, the Secretary of this Corporation, or such other officer of the Corporation as the Board of Directors may designate, as the case may be, shall promptly designate one or more persons, who shall not be members of the Board of Directors, to serve as inspector(s) with respect to such Consent, and such inspector(s) shall discharge the functions of the Secretary of this Corporation, or such other officer of this Corporation as the Board of Directors may designate, as the case may be, under this Article V.A. If after such investigation the Secretary of this Corporation, such other officer of this Corporation as the Board of Directors may designate or the inspector(s), as the case may be, shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of this Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. In conducting the investigation required by this section, the Secretary of this Corporation, such other officer of this Corporation as the Board of Directors may designate or the inspector(s), as the case may be, may, at the expense of this Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

(g)	Effectiveness of Consent. Notwithstanding anything in the Certificate of Incorporation to the contrary, no action may be taken by written consent of the holders of Common Stock of the Corporation except in accordance with this Article V.A. If the Board of Directors shall determine that any request to fix a record date or to take stockholder action by written consent was not properly made in accordance with, or relates to an action that may not be effected by written consent pursuant to, this Article V.A, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Article V.A, then the Board of Directors shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law. No action by written consent without a meeting shall be effective until such date as the Secretary of this Corporation, such other officer of this Corporation as the Board of Directors may designate, or the inspector(s), as applicable, certify to this Corporation that the Consents delivered to this Corporation in accordance with paragraph (f) of this Article V.A, represent at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with Delaware law and the Certificate of Incorporation.

(h)	Challenge to Validity of Consent. Nothing contained in this Article V.A shall in any way be construed to suggest or imply that the Board of Directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the Secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the inspector(s), as the case may be, or to prosecute or defend any litigation with respect thereto.

(i)	Board-solicited Stockholder Action by Written Consent. Notwithstanding anything to the contrary set forth above, (x) none of the foregoing provisions of this Article V.A shall apply to any solicitation of stockholder action by written consent by or at the direction of the Board of Directors and (y) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.

B.	Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or the Chairman of the Board of Directors. Subject to compliance with the procedures set forth in the By-laws of the Corporation, special meetings may be called by the Secretary of the Corporation upon the written request of the record holders of at least 25% of the outstanding common stock of the Corporation. Special meetings of stockholders of the Corporation may not be called by any other person or persons.

65 2014 Notice of Annual Meeting and Proxy Statement

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Exhibit B

EXHIBIT B

Proposed By-Law Amendment (Proposal 4)

SECTION 9. Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders or may be effected by a consent or consents in writing by the stockholders as provided by, and subject to the limitations in, the Certificate of Incorporation. In the event of the delivery, in the manner provided in the Certificate of

Incorporation and applicable law, to the Corporation of a consent or consents to take corporate action in writing without a meeting and/or any related revocation or revocations, the Corporation may, and, if required by the Certificate of Incorporation, shall, designate an inspector or inspectors to discharge such duties as are contemplated or required by the Certificate of Incorporation.

Occidental Petroleum Corporation 66

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Exhibit C

EXHIBIT C

By-Law Provision (Proposal 5)

ARTICLE III

SECTION 13: Chairman of the Board of Directors. The Board of Directors shall annually elect one of its Independent Directors (as defined in the Corporation’s Corporate Governance Policies adopted from time to time) to be Chairman of the Board of Directors. The Chairman shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and exercise such other powers as from time to time may be assigned to him by these By-laws or by the Board of Directors. During the absence or disability of the Chairman of the Board of Directors for any reason, the Vice Chairman, or, if the Vice Chairman is absent or unable to perform such duties, such other Independent Director as the Board of Directors may designate shall exercise the powers and discharge the duties of the Chairman.

Independent Director Definition (from Corporate Governance Policies)

In order for a director to qualify as an “independent director,” the Board must affirmatively determine that the director has no material relationship with Occidental (either as a partner, stockholder or officer of an organization that has a relationship with Occidental) that would preclude that nominee from being an independent director. For the purpose of such determination, an “independent director” is a director who:

•	Has not been employed by Occidental within the last five years;

•	Has not been an employee or affiliate of any present or former internal or external auditor of Occidental within the last three years;
•	Has not received more than $60,000 in direct compensation from Occidental, other than director and committee fees, during the current fiscal year or any of the last three completed fiscal years;

•	Is not a current executive officer or employee of a company that made payments to, or received payments from, Occidental for property or services in an amount exceeding the greater of $1 million or 2 percent of such other company’s consolidated gross revenues during any of the last three completed fiscal years;

•	Has not been employed by a company of which an executive officer of Occidental has been a director within the last three years;

•	Is not affiliated with a not-for-profit entity that received contributions from Occidental exceeding the greater of $1 million or 2 percent of such charitable organization’s consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

•	Has not had any of the relationships described above with an affiliate of Occidental; and

•	Is not a member of the immediate family of any person described above. An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home.

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Occidental Petroleum Corporation

www.oxy.com

MIX
Paper from responsible sources
FSC® C013980

This proxy statement is printed on Forest Stewardship Council-Certified paper that contains wood from well-managed forests, controlled sources and recycled wood or fiber.

ON THE COVER: *Pumping unit at Occidental's operations in Hobbs, New Mexico*

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2014 ANNUAL MEETING OF STOCKHOLDERS

MAY 2, 2014

PROXY VOTING INSTRUCTIONS

We encourage you to take advantage of Internet or telephone voting, both are available 24 hours a day, 7 days a week. Internet and telephone voting are available through 11:59 pm Eastern Time, May 1, 2014, the day prior to the Annual Meeting day.

INTERNET Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. Voting via the Internet is a valid proxy voting method under the laws of the state of Delaware, the company’s state of incorporation.

TELEPHONE Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 2, 2014. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

Please detach along perforated line and mail in the envelope provided IF you are not voting via Internet or telephone.

COMPANY NUMBER
ACCOUNT NUMBER

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6 and AGAINST Proposals 7, 8, 9 and 10.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	Election of Directors	FOR	AGAINST	ABSTAIN
Spencer Abraham
Howard I. Atkins
Eugene L. Batchelder
Stephen I. Chazen
Edward P. Djerejian
John E. Feick

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
		FOR	AGAINST	ABSTAIN
Margaret M. Foran
Carlos M. Gutierrez
William R. Klesse
Avedick B. Poladian
Elisse B. Walter
2.	One-Year Waiver of Director Age Restriction for Edward P. Djerejian, an Independent Director
3.	Advisory Vote Approving Executive Compensation
4.	Ability of Stockholders to Act by Written Consent
5.	Separation of the Roles of the Chairman of the Board and the Chief Executive Officer
6.	Ratification of Independent Auditors
7.	Executives to Retain Significant Stock
8.	Review Lobbying at Federal, State, Local Levels
9.	Quantitative Risk Management Reporting for Hydraulic Fracturing Operations
10.	Fugitive Methane Emissions and Flaring Report

Signature of Stockholder	Date	Signature of Stockholder	Date
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ADMISSION
TICKET

2014 ANNUAL MEETING OF STOCKHOLDERS

Friday, May 2, 2014	Meeting Hours
Bravo Ballroom	Registration begins 9:30 am
Hotel Derek	Meeting starts 10:30 am
2525 West Loop South
Houston, Texas

BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING.
DO NOT MAIL.

This admission ticket admits you and one guest to the meeting. You will not be admitted to the meeting without valid government-issued photo identification (such as a driver’s license or passport) and this admission ticket or other proof of stock ownership as of March 13, 2014, the record date. Cell phones, tablets and other electronic devices are not permitted in the meeting.

DIRECTIONS
Going North on I-610	Going South on I-610
• Exit Westheimer Road • Turn right onto Westheimer Road • Hotel Derek is on the northeast corner of West Loop South Service Road and Westheimer Road	• Exit Westheimer Road • Turn left (east) underneath the I-610 onto Westheimer Road • Hotel Derek is on the northeast corner of West Loop South Service Road and Westheimer Road

PARKING FOR STOCKHOLDERS

•	Please note that the address of the hotel is on West Loop South, but the main entrance to the self-parking garage is on Westheimer Road.
•	The parking garage may be accessed from West Loop South Service Road.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 2, 2014. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

Fold and detach here

PROXY

OCCIDENTAL PETROLEUM CORPORATION

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

EDWARD P. DJEREJIAN and STEPHEN I. CHAZEN, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 2, 2014, and at any adjournment, as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed on the reverse side of this card. Where no direction is given, such shares will be voted FOR Proposals 1, 2, 3, 4, 5 and 6 and AGAINST Proposals 7, 8, 9 and 10. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Your proxy will be kept confidential in accordance with the confidential voting policy described in the Proxy Statement and posted at http://confidentialvoting.oxy.com.

(Continued and to be marked, dated and signed, on the other side)

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2014 ANNUAL MEETING OF STOCKHOLDERS

MAY 2, 2014

PROXY VOTING INSTRUCTIONS

We encourage you to take advantage of Internet or telephone voting, both are available 24 hours a day, 7 days a week. Your voting instructions must be received by 11:59 pm Eastern Time, April 28, 2014, in order to be counted.

INTERNET Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. Voting via the Internet is a valid proxy voting method under the laws of the state of Delaware, the company’s state of incorporation.

TELEPHONE Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 2, 2014. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

Please detach along perforated line and mail in the envelope provided IF you are not voting via Internet or telephone.

COMPANY NUMBER
ACCOUNT NUMBER

The shares represented by this voting instruction card will be voted as directed below. Where no instruction is given, such shares will be voted in accordance with the direction of the Plan’s Administration Committee. In accordance with the Employee Retirement Income Security Act of 1974, your vote must be kept confidential by the Savings Plan Trustee. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6 and AGAINST Proposals 7, 8, 9 and 10.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	Election of Directors	FOR	AGAINST	ABSTAIN
Spencer Abraham
Howard I. Atkins
Eugene L. Batchelder
Stephen I. Chazen
Edward P. Djerejian
John E. Feick

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
		FOR	AGAINST	ABSTAIN
Margaret M. Foran
Carlos M. Gutierrez
William R. Klesse
Avedick B. Poladian
Elisse B. Walter
2.	One-Year Waiver of Director Age Restriction for Edward P. Djerejian, an Independent Director
3.	Advisory Vote Approving Executive Compensation
4.	Ability of Stockholders to Act by Written Consent
5.	Separation of the Roles of the Chairman of the Board and the Chief Executive Officer
6.	Ratification of Independent Auditors
7.	Executives to Retain Significant Stock
8.	Review Lobbying at Federal, State, Local Levels
9.	Quantitative Risk Management Reporting for Hydraulic Fracturing Operations
10.	Fugitive Methane Emissions and Flaring Report

Signature of Stockholder	Date	Signature of Stockholder	Date
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ADMISSION
TICKET

2014 ANNUAL MEETING OF STOCKHOLDERS

Friday, May 2, 2014	Meeting Hours
Bravo Ballroom	Registration begins 9:30 am
Hotel Derek	Meeting starts 10:30 am
2525 West Loop South
Houston, Texas

BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING.
DO NOT MAIL.

This admission ticket admits you and one guest to the meeting. You will not be admitted to the meeting without valid government-issued photo identification (such as a driver’s license or passport) and this admission ticket or other proof of stock ownership as of March 13, 2014, the record date. Cell phones, tablets and other electronic devices are not permitted in the meeting.

DIRECTIONS
Going North on I-610	Going South on I-610
• Exit Westheimer Road • Turn right onto Westheimer Road • Hotel Derek is on the northeast corner of West Loop South Service Road and Westheimer Road	• Exit Westheimer Road • Turn left (east) underneath the I-610 onto Westheimer Road • Hotel Derek is on the northeast corner of West Loop South Service Road and Westheimer Road

PARKING FOR STOCKHOLDERS

•	Please note that the address of the hotel is on West Loop South, but the main entrance to the self-parking garage is on Westheimer Road.
•	The parking garage may be accessed from West Loop South Service Road.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 2, 2014. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com. In accordance with the Employee Retirement Income Security Act of 1974, your vote must be kept confidential by the Savings Plan Trustee.

Fold and detach here

VOTING INSTRUCTION CARD

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

TO THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., TRUSTEE
OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN:

I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 2, 2014, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental’s Board of Directors. I understand that the Trustee will vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

My vote for the election of directors is indicated on the reverse side. Nominees are: Spencer Abraham, Howard I. Atkins, Eugene L. Batchelder, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Margaret M. Foran, Carlos M. Gutierrez, William R. Klesse, Avedick B. Poladian and Elisse B. Walter. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event that I do not return this card, or it is not received by April 28, 2014, any shares held for my account in the Occidental Petroleum Corporation Savings Plan will be voted by you, as Trustee, in accordance with the direction of the Plan’s Administration Committee.

(Continued and to be marked, dated and signed, on the other side)

Back to Contents

2014 ANNUAL MEETING OF STOCKHOLDERS

MAY 2, 2014

PROXY VOTING INSTRUCTIONS

We encourage you to take advantage of Internet or telephone voting, both are available 24 hours a day, 7 days a week. Your voting instructions must be received by 11:59 pm Eastern Time, April 28, 2014, in order to be counted.

INTERNET Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. Voting via the Internet is a valid proxy voting method under the laws of the state of Delaware, the company’s state of incorporation.

TELEPHONE Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 2, 2014. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

Please detach along perforated line and mail in the envelope provided IF you are not voting via Internet or telephone.

COMPANY NUMBER
ACCOUNT NUMBER

The shares represented by this voting instruction card will be voted as directed below. Where no instruction is given, such shares will be voted in accordance with the direction of the Program’s Retirement Committee. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6 and AGAINST Proposals 7, 8, 9 and 10.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	Election of Directors	FOR	AGAINST	ABSTAIN
Spencer Abraham
Howard I. Atkins
Eugene L. Batchelder
Stephen I. Chazen
Edward P. Djerejian
John E. Feick

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
		FOR	AGAINST	ABSTAIN
Margaret M. Foran
Carlos M. Gutierrez
William R. Klesse
Avedick B. Poladian
Elisse B. Walter
2.	One-Year Waiver of Director Age Restriction for Edward P. Djerejian, an Independent Director
3.	Advisory Vote Approving Executive Compensation
4.	Ability of Stockholders to Act by Written Consent
5.	Separation of the Roles of the Chairman of the Board and the Chief Executive Officer
6.	Ratification of Independent Auditors
7.	Executives to Retain Significant Stock
8.	Review Lobbying at Federal, State, Local Levels
9.	Quantitative Risk Management Reporting for Hydraulic Fracturing Operations
10.	Fugitive Methane Emissions and Flaring Report

Signature of Stockholder	Date	Signature of Stockholder	Date
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Back to Contents

ADMISSION
TICKET

2014 ANNUAL MEETING OF STOCKHOLDERS

Friday, May 2, 2014	Meeting Hours
Bravo Ballroom	Registration begins 9:30 am
Hotel Derek	Meeting starts 10:30 am
2525 West Loop South
Houston, Texas

BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING.
DO NOT MAIL.

This admission ticket admits you and one guest to the meeting. You will not be admitted to the meeting without valid government-issued photo identification (such as a driver’s license or passport) and this admission ticket or other proof of stock ownership as of March 13, 2014, the record date. Cell phones, tablets and other electronic devices are not permitted in the meeting.

DIRECTIONS
Going North on I-610	Going South on I-610
• Exit Westheimer Road • Turn right onto Westheimer Road • Hotel Derek is on the northeast corner of West Loop South Service Road and Westheimer Road	• Exit Westheimer Road • Turn left (east) underneath the I-610 onto Westheimer Road • Hotel Derek is on the northeast corner of West Loop South Service Road and Westheimer Road

PARKING FOR STOCKHOLDERS

•	Please note that the address of the hotel is on West Loop South, but the main entrance to the self-parking garage is on Westheimer Road.
•	The parking garage may be accessed from West Loop South Service Road.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 2, 2014. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com. In accordance with the confidential voting policy described in the Proxy Statement and posted at http://confidentialvoting.oxy.com, your vote will be kept confidential.

Fold and detach here

VOTING INSTRUCTION CARD

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE RETIREMENT SAVINGS PROGRAM
FOR EMPLOYEES OF OXY VINYLS CANADA CO.

I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 2, 2014, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental’s Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Retirement Savings Program for Employees of Oxy Vinyls Canada Co. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

My vote for the election of directors is indicated on the reverse side. Nominees are: Spencer Abraham, Howard I. Atkins, Eugene L. Batchelder, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Margaret M. Foran, Carlos M. Gutierrez, William R. Klesse, Avedick B. Poladian and Elisse B. Walter. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, or it is not received by April 28, 2014, any shares held for my account in the Retirement Savings Program for Employees of Oxy Vinyls Canada Co. will be voted for you in accordance with the direction of the Program’s Retirement Committee.

(Continued and to be marked, dated and signed, on the other side)